GE INSTITUTIONAL FUNDS

                                                                   ANNUAL REPORT

                                                              SEPTEMBER 30, 1999

[GE LOGO OMITTED]

WE BRING GOOD THINGS TO LIFE.

                               GE INSTITUTIONAL FUNDS
-----------------------------------------------------
UNDERSTANDING YOUR REPORT
-----------------------------------------------------
A LETTER FROM THE PRESIDENT               1

REVIEW OF PERFORMANCE AND SCHEDULES OF INVESTMENTS
   GE Institutional Funds' Portfolio
   Managers' Q&A and
   Schedules of Investments

   EQUITY FUNDS

     U.S. EQUITY FUND                     3

     S&P 500 INDEX FUND                   7

     MID-CAP GROWTH FUND                 13

     MID-CAP VALUE EQUITY FUND           17

     SMALL-CAP VALUE EQUITY FUND         20

     INTERNATIONAL EQUITY FUND           23

     EUROPE EQUITY FUND                  28

     EMERGING MARKETS FUND               32


   INCOME FUNDS                          37

     INCOME FUND

     MONEY MARKET FUND

   NOTES TO PERFORMANCE AND NOTES TO
     SCHEDULES OF INVESTMENTS            45

FINANCIAL STATEMENTS

   Financial Highlights                  46

  Notes to Financial Highlights          47

  Statements of Assets and Liabilities,
  Operations, and Changes in Net Assets  48

NOTES

   Notes to Financial Statements         54

REPORT OF INDEPENDENT ACCOUNTANTS        60

TAX INFORMATION                          61

GE INSTITUTIONAL FUNDS'
  INVESTMENT TEAM              INSIDE BACK COVER

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                                     A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide you with the 1999 GE Institutional Funds Annual
Report.

MARKET REVIEW

For the past six months the U.S. stock market, as represented by the S&P 500 Index, has been in a narrow trading range, reaching a new high in July, and testing the March lows in mid-September. The U.S. stock market has enjoyed a high valuation level for the past few years, reflecting the uniquely favorable investment climate of steady growth and low inflation. On the other hand, this market remains vulnerable to high volatility given these valuation levels.

We entered 1999 with many investors fearing that the financial collapse of Southeast Asia and Russia would cause a global recession. However, rather than slowing down, the U.S. economy has remained very strong. Europe is improving, and much of Asia is showing encouraging signs of recovery as well. Now the worry is that strong non-inflationary growth might become unsustainable, causing inflationary pressures that could put an end to the favorable investment climate.

This fear is reflected by the long-term Treasury bond rate that rose to a high of 6.25% and currently is around 6.0%, up 150 basis points (1.50%) from the lows of last Fall. The Federal Reserve (the "Fed") has followed the bond market, taking back two-thirds of last Fall's rate easing by raising short-term rates
50 basis points (0.50%), and we believe that the Fed will tighten again.

All of this is happening in an environment that exhibits few signs of potential inflationary pressures. Oil prices have doubled from February's lows and are back to the levels experienced in 1996. The U.S. dollar has declined against the Japanese Yen, potentially leading to a rising cost of exports, and the unemployment rate remains stubbornly low. However, since the oil shock of the 1970s, commodities, including oil, have shrunk significantly as a percentage of U.S. business costs, the dollar is holding up well against the currencies of our other trading partners, and labor costs are remarkably benign due to strong gains in productivity. At the same time, the rest of the world is following the U.S. example of restructuring and regulatory reform, and U.S. businesses, in the second phase of restructuring, continue to redeploy capital into more productive, higher-return industries, all of which is disinflationary.


OUTLOOK

Company fundamentals are strong, with earnings growth accelerating after last Fall's slowdown. Companies that benefit from globalization and disinflation are among the earnings leaders, but many of these companies have enjoyed extremely high valuation levels. Thus, with the stock market still at high valuation levels, and with market leadership remaining stubbornly narrow, we believe the stock market will remain hostage to the bond market for the foreseeable future, and volatility should also remain high. Therefore, our bottom up stock picking approach should continue to add value for our investors during this period of high volatility.


YEAR 2000

We are increasingly confident that most U.S. companies have addressed their Year 2000 ("Y2K") issues and do not anticipate any significant impact on U.S. markets because of Y2K-related disruptions. There is some uncertainty, however, about the Y2K readiness of companies in other parts of the world and how much effect any lack of preparation will have on the global economy.


The GE Institutional Funds' adviser, GE Investment Management Incorporated ("GEIM") has incorporated "Year 2000 Y2K" readiness capability into its analysis processes for the investment portfolios it manages. It has been engaged in a multi-year effort to address its own Y2K date-related issues in a broad range of areas including applications, process-enabling systems and facilities. GEIM also benefits from the Y2K efforts of its parent, General Electric Company, which systematically monitors

                                                     A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

the implementation of the Y2K programs of all GE businesses and facilitates the sharing of best practices. With respect to third-party systems, GEIM like many similar companies, must rely largely on the efforts and affirmations of others; however, it will continue to work closely with our most critical vendors, State Street Bank and Trust Company, the funds' custodian and National Financial Data Services, Inc., the funds' transfer agent. Although the interaction of various software and hardware elements is highly complex -- and the possibility of Y2K related problems cannot be totally eliminated -- GEIM believes it is taking the appropriate steps.


Thank you for your continued investment in the GE Institutional Funds. We look forward to helping you serve your financial needs in the future.


Sincerely,


/s/ SIGNATURE

Michael J. Cosgrove


MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC., AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE INVESTMENTS AND ASSISTANT TREASURER-GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES IN THE INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. HE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

Q&A

GENE BOLTON IS RESPONSIBLE FOR THE OVERALL MANAGEMENT OF THE U.S. EQUITY INVESTMENT PROCESS AT GE INVESTMENTS WITH TOTAL U.S. EQUITY ASSETS OF OVER $54 BILLION. HE LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE U.S. EQUITY FUND. GENE JOINED GE IN 1964. AFTER COMPLETING GE'S FINANCIAL MANAGEMENT PROGRAM, HE HELD A NUMBER OF FINANCIAL AND STRATEGIC PLANNING POSITIONS IN THE U.S. AND EUROPE. JOINING GE INVESTMENTS IN 1984 AS CHIEF FINANCIAL OFFICER, HE MOVED TO EQUITIES AS A PORTFOLIO MANAGER IN 1986 AND WAS NAMED TO HIS PRESENT POSITION IN 1991. GENE IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM, AS WELL AS CHAIRMAN OF THE ASSET ALLOCATION COMMITTEE OF GE INVESTMENTS. HE ALSO SERVES AS A TRUSTEE OF THE INVESTMENT MANAGEMENT WORKSHOP, SPONSORED BY THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH. GENE IS A GRADUATE OF MUNDELEIN COLLEGE WITH A B.A. IN BUSINESS MANAGEMENT.

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999?

A. The U.S. Equity Fund gained 28.27% for the twelve-month period. The fund's benchmark, the S&P 500 Index, returned 27.81% for the same period.

Q.   WHAT FACTORS AFFECTED FUND PERFORMANCE?

A. The fund outpaced its benchmark for the third consecutive quarter despite the sharp narrowing of the overall market. It is worth remembering that in October 1998, the stock market was reeling from the collapse of currencies in Asia and Russia. The market rallied late in 1998 and in the first and second quarters of 1999. The S&P 500 Index then declined 6.15% in the third quarter, giving back nearly all of its second quarter gains. Despite this volatility and the significant narrowing of the market, our valuation discipline and longer term perspective has helped the fund to outperform the market.

Q.   WHICH INVESTMENTS STAND OUT?

A. The fund did particularly well in consumer cyclical stocks. Because of good stock selection, these holdings outperformed both their sector and the market. Cable TV stocks such as NTL and Comcast continued to provide stellar performance because of strong fundamentals and the expectation that they will begin to get a significant share of future internet traffic. The financial sector is another area where good stock picking has paid off. Financial stocks in general have trailed the S&P 500 Index due to rising interest rates. However, several large holdings in the fund such as Citigroup and American Express have significantly outperformed the market.

     The capital goods sector showed the poorest relative performance. The fund was overweight in this area and several stocks had disappointing results. Waste Management was the worst performer, as earnings fell short of expectations due to poor management execution. Hubbell, an electrical components company also lagged, because of a delay in new products. The technology sector represents the fund's greatest investment challenge because of extremely high valuations. Most technology stocks show superb earnings growth, very high margins and good return on capital. The question is whether these companies can continue to grow at such high rates long enough to justify their high price/earning ratios. We have been able to find some good companies in this sector with reasonable valuations considering their projected earnings growth rates. These would include EMC, a manufacturer of computer storage products, Nortel, a telecommunications equipment manufacturer, and Applied Materials, a maker of semiconductor manufacturing equipment. The fund remains about 3% under the S&P 500 Index weight of 24% in this sector. We will continue to invest in the technology sector because of its importance to the information economy, but we plan to stick with the cautious approach that we have been following.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe that the stock market will continue to be volatile in the months ahead. The economy is strong; inflation is low; and there is little indication of pressure on wages or prices. However, there is concern that the economy is growing too fast which will eventually lead to inflation. This has caused interest rates to increase, which is negative for stocks. Longer term, as the economy slows somewhat, we expect interest rates to decline but we could be in for a bumpy ride in the market until then. We believe the fund is well positioned for good relative performance in this environment.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                              [LINE GRAPH OMITTED]

                                    U.S. Equity Fund       S&P 500
                                    ----------------       -------

                          11/25/97     $10,000.00        $10,000.00

                             12/97      10,298.16         10,222.19

                              3/98      11,529.14         11,649.34

                              6/98      11,819.37         12,035.49

                              9/98      10,628.43         10,844.74

                             12/98      12,743.71         13,155.76

                              3/99      13,467.20         13,808.61

                              6/99      14,562.76         14,769.59

                              9/99      13,632.57         13,860.54


----------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURN
               FOR THE PERIODS ENDED SEPTEMBER 30, 1999
----------------------------------------------------------------------


                       ONE     SINCE
                      YEAR    INCEPTION    COMMENCEMENT
----------------------------------------------------------------------

U.S. Equity Fund     28.27%    18.24%         11/25/97
----------------------------------------------------------------------

S&P 500              27.81%     19.31%
----------------------------------------------------------------------


                               INVESTMENT PROFILE

    A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of U.S. companies.

     ----------------------------------------------------------------------
                                SECTOR ALLOCATION
                            AS OF SEPTEMBER 30, 1999
     ----------------------------------------------------------------------

                               [PIE GRAPH OMITTED]
                                TECHNOLOGY 20.8%
                            FINANCIAL SERVICES 15.1%
                                 CONSUMER 14.4%
                                HEALTHCARE 13.2%
                                 UTILITIES 9.2%
                               CAPITAL GOODS 8.3%
                                   ENERGY 7.7%
                                RETAIL TRADE 5.6%
                               CASH & OTHER+ 2.5%
                              BASIC MATERIALS 1.7%
                               TRANSPORTATION 1.5%

 + INCLUDES CASH EQUALIZED BY FUTURES OF 1.0%.


----------------------------------------------------------------------
                       TOP TEN LARGEST HOLDINGS
                        AT SEPTEMBER 30, 1999
----------------------------------------------------------------------

  Citigroup Inc.                           3.11%
----------------------------------------------------------------------
  Merck & Co. Inc.                         2.48%
----------------------------------------------------------------------
  Intel Corp.                              2.24%
----------------------------------------------------------------------
  Cisco Systems Inc.                       2.21%
----------------------------------------------------------------------
  Bristol-Myers Squibb Co.                 2.18%
----------------------------------------------------------------------
  International Business Machines          2.13%
----------------------------------------------------------------------
  Microsoft Corp.                          1.93%
----------------------------------------------------------------------
  AlliedSignal Inc.                        1.84%
----------------------------------------------------------------------
  Cardinal Health Inc.                     1.65%
----------------------------------------------------------------------
  Exxon Corp.                              1.64%

                      SEE NOTES TO PERFORMANCE.
         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                     SCHEDULE OF INVESTMENTS  SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                U.S. EQUITY FUND

                                              NUMBER
                                           OF SHARES               VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.0%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 1.7%

Airgas Inc.                                   7,469         $    86,827(a)
Barrick Gold Corp.                           23,087             502,143
Du Pont de Nemours (E.I.) & Co.               6,246             380,225
Great Lakes Chemical Corp.                   11,407             434,179
Mead Corp.                                    6,915             237,703
Newmont Mining Corp.                         10,863             281,080
PPG Industries Inc.                           9,099             545,940
Rayonier Inc.                                 8,148             342,216
                                                              2,810,313

CAPITAL GOODS -- 8.3%

AlliedSignal Inc.                            49,514           2,967,745(e)
Deere & Co.                                   5,974             231,119
Dover Corp.                                  54,863           2,242,525
Emerson Electric Co.                         26,294           1,661,452
Hubbell Inc. (Class B)                       32,869           1,047,699
Lockheed Martin Corp.                         5,432             177,559
Martin Marietta Materials Inc.               17,306             691,158
Masco Corp.                                  12,494             387,314
Molex Inc. (Class A)                         30,420             984,848
Textron Inc.                                 17,980           1,391,203
United Technologies Corp.                    12,710             753,862
Waste Management Inc.                        41,556             799,953
                                                             13,336,437
[ICON OMITTED]  CONSUMER - CYCLICAL -- 8.9%

AT&T Corp. - Liberty Media
  Group (Class A)                            35,309           1,310,847(a)
Carnival Corp. (Class A)                      9,506             413,511
Catalina Marketing Corp.                      8,828             748,725(a)
Comcast Corp. (Class A)                      42,640           1,700,270
Ford Motor Co.                               10,049             504,334
Gannett Inc.                                 23,330           1,614,144
Harman International
  Industries Inc.                             2,443             102,759
Interpublic Group Cos. Inc.                  40,142           1,650,840
Knight-Ridder Inc.                           11,678             640,830
McDonald's Corp.                             26,075           1,121,225
MediaOne Group, Inc.                          4,590             313,554(a)
NTL Inc.                                     16,838           1,618,027(a)
Stanley Works                                 2,173              54,732
Time Warner Inc.                              9,994             607,136
Walt Disney Co.                              27,756             718,186
Xerox Corp.                                  29,387           1,232,417
                                                             14,351,537

CONSUMER - STABLE -- 5.5%

Anheuser Busch Cos. Inc.                     19,583           1,372,034
Avon Products Inc.                           21,647             537,116
Bestfoods                                     7,333             355,651
Colgate-Palmolive Co.                         3,477             159,073
General Mills Inc.                            5,976             484,803
Gillette Co.                                  4,083             138,567
Heinz (H.J.) Co.                              8,149             350,407


                                                NUMBER
                                             OF SHARES             VALUE
--------------------------------------------------------------------------------

Pepsico Inc.                                    35,064         $ 1,060,686
Philip Morris Cos. Inc.                         27,757             948,942
Procter & Gamble Co.                            17,926           1,680,562
Ralston Purina Co.                              33,623             935,140
Sara Lee Corp.                                  36,666             859,359
                                                                 8,882,340

ENERGY -- 7.7%

Anadarko Petroleum Corp.                         6,871             209,995
Baker Hughes Inc.                               13,851             401,679
BP Amoco PLC ADR                                 2,988             331,108
Burlington Resources Inc.                       21,049             773,551
Chevron Corp.                                    4,074             361,568
Conoco Inc. (Class B)                           20,369             557,601
Exxon Corp.                                     34,812           2,643,536
Halliburton Co.                                 22,175             909,175
Mobil Corp.                                     13,852           1,395,589
Nabors Industries Inc.                           6,328             158,200(a)
Royal Dutch Petroleum Co.                       24,661           1,456,540
Schlumberger Ltd.                               21,022           1,309,933
Texaco Inc.                                      6,518             411,449
Unocal Corp.                                    29,605           1,097,235
USX-Marathon Group                               9,967             291,535
                                                                12,308,694
[ICON OMITTED] FINANCIAL -- 11.3%

American Express Co.                            13,307           1,791,455
Associates First Capital
  Corp. (Class A)                               33,543           1,207,548
Bank of America Corp.                           29,143           1,622,901
Bank of New York Inc.                           10,592             354,170
BankBoston Corp.                                 7,801             338,368
Chase Manhattan Corp.                           13,717           1,033,919
Citigroup Inc.                                 113,692           5,002,448
Countrywide Credit Industries Inc.               4,480             144,480
Federal National Mortgage Assoc                 36,802           2,307,026
Fleet Financial Group Inc.                       6,790             248,684
Goldman Sachs Group Inc.                         6,247             381,067
Morgan Stanley Dean Witter & Co.                15,618           1,392,930
PNC Bank Corp.                                   4,617             243,258
State Street Corp.                               7,529             486,562(f)
United States Bancorp                           27,024             815,787
Wells Fargo & Co.                               20,506             812,550
                                                                18,183,153
[ICON OMITTED] HEALTHCARE -- 13.2%

Abbott Laboratories                             41,826           1,537,105
Allergan Inc.                                    7,386             812,460
Alza Corp.                                       2,717             116,321(a)
American Home Products Corp.                    16,051             666,116
Amgen Inc.                                      12,221             996,011(a)
Bristol-Myers Squibb Co.                        51,904           3,503,520
Cardinal Health Inc.                            48,628           2,650,226
Dentsply International Inc.                      7,604             172,991
Henry Schein Inc.                               13,988             199,329(a)
Johnson & Johnson                               22,027           2,023,731
Lincare Holdings Inc.                           12,766             340,294(a)
Merck & Co. Inc.                                61,707           3,999,385
Omnicare Inc.                                    5,704              54,901
Pfizer Inc.                                     15,970             573,922
Pharmacia & Upjohn Inc.                         23,085           1,145,593
Schering Plough Corp.                           15,753             687,225
Shire Pharmaceuticals Group
  PLC ADR                                        3,530             101,708(a)


See Notes to Schedule of Investments and Notes to Financial Statements.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

                                                   NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

Sybron International Corp.                         18,339      $   492,861(a)
United Healthcare Corp.                             2,173          105,798
Warner-Lambert Co.                                  4,074          270,412
Watson Pharmaceuticals Inc.                        24,716          755,383(a)
                                                                21,205,292

INSURANCE -- 3.8%

American International
  Group Inc.                                       15,718        1,366,484
Berkshire Hathaway
  Inc. (Class B)                                      592        1,098,752(a)
Chicago Title Corp.                                   656           26,199
Chubb Corp.                                         4,347          216,535
Hartford Financial Services
  Group Inc.                                        7,061          288,618
Lincoln National Corp.                             13,580          510,099
Loews Corp.                                         9,778          686,293
Marsh & McLennan Cos. Inc.                          7,279          498,611
Reliastar Financial Corp.                          16,296          541,842
St. Paul Cos. Inc.                                  6,111          168,053
UNUMProvident Corp.                                26,211          771,586
                                                                 6,173,072

RETAIL TRADE -- 5.6%

Costco Wholesale Corp.                             12,222          879,984(a)
CVS Corp.                                          10,321          421,226
Dayton Hudson Corp.                                38,703        2,324,599
Federated Department Stores Inc.                   11,135          486,460(a)
Home Depot Inc.                                    22,814        1,565,611
Lowes Cos. Inc.                                    21,185        1,032,769
Sears Roebuck & Co.                                 5,431          170,397
Wal-Mart Stores Inc.                               43,456        2,066,876
                                                                 8,947,922
[ICON OMITTED] TECHNOLOGY -
  ELECTRONICS & EQUIPMENT -- 12.0%

Analog Devices Inc.                                22,679        1,162,299(a)
Applied Materials Inc.                             18,903        1,468,527(a)
Cisco Systems Inc.                                 51,792        3,550,989(a)
Gateway Inc.                                        4,062          180,505(a)
Hewlett Packard Co.                                 4,346          399,832
Intel Corp.                                        48,480        3,602,670
International Business Machines                    28,274        3,431,757
Nortel Networks Corp.                              42,913        2,188,563
Pitney Bowes Inc.                                  16,703        1,017,839
Sun Microsystems Inc.                              19,990        1,859,070(a)
Texas Instruments Inc.                              6,246          513,733
                                                                19,375,784

TECHNOLOGY - SOFTWARE & SERVICES -- 8.3%

Acxiom Corp.                                        2,580           50,713(a)
Automatic Data Processing Inc.                     33,733        1,505,335
Computer Sciences Corp.                             9,778          687,516
EMC Corp.                                          31,099        2,221,635(a)
Equifax Inc.                                       70,084        1,971,112
First Data Corp.                                   59,480        2,609,685
Microsoft Corp.                                    34,359        3,111,637(a)
Reuters Group PLC ADR                               3,387          233,280
Unisys Corp.                                       23,087        1,041,801(a)
                                                                13,432,714

                                               NUMBER
                                             OF SHARES         VALUE
--------------------------------------------------------------------------------

TRANSPORTATION -- 1.5%

Burlington Northern
  Santa Fe Corp.                              32,592      $   896,280
Canadian Pacific Ltd.                         16,975          387,242
Continental Airlines Inc. (Class B)           17,246          564,807(a)
Delta Air Lines Inc.                          10,320          500,520
                                                            2,348,849
[ICON OMITTED] UTILITIES -- 9.2%

AT&T Corp.                                    19,011          826,979
Bell Atlantic Corp.                           13,037          877,553
CMS Energy Corp.                              14,933          506,789
Duke Energy Corp.                             16,567          913,256
Edison International                          22,270          541,439
El Paso Energy Corp.                          17,654          702,850
Florida Progress Corp.                         9,641          445,896
FPL Group Inc.                                12,765          643,037
Global Crossing Ltd.                          19,487          516,413(a)
GTE Corp.                                     28,517        2,192,244
MCI WorldCom Inc.                              8,150          585,781(a)
New Century Energies Inc.                     17,110          572,116
SBC Communications Inc.                       42,180        2,153,816
Sonat Inc.                                     2,716          107,791
Sprint Corp.                                  20,262        1,099,213
Texas Utilities Co.                            7,605          283,762
U.S. WEST Inc.                                16,568          945,412
Vodafone Group PLC ADR                         3,937          936,022
                                                           14,850,369

TOTAL COMMON STOCK
  (COST $135,223,517)                                     156,206,476

----------------------------------------------------------------------
PREFERRED STOCK -- 0.5%
----------------------------------------------------------------------

Microsoft Corp. (Series A), 2.75%
  (COST $721,609)                              7,740          779,321

TOTAL INVESTMENTS IN SECURITIES
  (COST $135,945,126)                                     156,985,797


----------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.5%
----------------------------------------------------------------------

GEI Short Term Investment Fund
  (COST $3,946,748)                         3,946,748      3,946,748

OTHER ASSETS AND LIABILITIES,
  NET 0.0%                                                    47,275
----------------------------------------------------------------------

NET ASSETS -- 100%                                      $160,979,820
=====================================================================


OTHER INFORMATION
--------------------------------------------------------------------------------

The U.S. Equity Fund had the following long Futures Contracts open at September 30, 1999:

                                       NUMBER
                     EXPIRATION         OF           UNDERLYING     UNREALIZED
DESCRIPTION            DATE          CONTRACTS       FACE VALUE        LOSS
--------------------------------------------------------------------------------

S&P 500              Dec. 1999          5             $1,622,750    $(38,563)


[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE U.S.
               EQUITY FUND AT SEPTEMBER 30, 1999.

----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

Q&A

JAMES B. MAY LEADS A TEAM OF PORTFOLIO MANAGERS AT STATE STREET GLOBAL ADVISORS, THE SUB-ADVISER FOR THE S&P 500 INDEX FUND. SINCE 1994, JAMES HAS BEEN AN INVESTMENT OFFICER AND PORTFOLIO MANAGER IN THE U.S. STRUCTURED PRODUCTS GROUP AT STATE STREET BANK AND TRUST COMPANY WITH TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $574 BILLION. FROM 1991 TO 1993, JAMES SERVED AS AN INVESTMENT SUPPORT ANALYST IN THE U.S. PASSIVE SERVICES GROUP AT STATE STREET. JAMES HOLDS A B.S. IN FINANCE FROM BENTLEY COLLEGE AND AN M.B.A. FROM BOSTON COLLEGE.


Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999?

A. The S&P 500 Index Fund posted a return of 28.41% for the one-year period ended September 30, 1999. This compares with a 27.81% return for the S&P 500 Index for the same period.

Q.   WHY DID THE FUND OVER PERFORM ITS BENCHMARK?

A. The fund over performance is credited to the optimization technique which is used to manage the fund until the fund reaches a size sufficient to enable it to invest in all the securities in the S&P 500 Index while maintaining custody and trading costs at a reasonable level. As a result of this technique, slight misweights of securities to the benchmark occur. Those misweights cause fund performance to deviate from the benchmark. Also, due to portfolio size constraints, the portfolio does not hold all the securities in the S&P 500 Index. For the most part, the bottom portion of the universe is not held by the fund. The performance of those stocks has lagged relative to the S&P 500 Index. Omitting those stocks has contributed to the over performance of the fund relative to the benchmark.

Q.   WHAT HAPPENED IN THE DOMESTIC EQUITY MARKET DURING THE PAST TWELVE MONTHS?

A. The U. S. stock market rally continued to forge ahead over the past twelve months with the S&P 500 Index recording a healthy return of 27.81% over that time period. The negative monthly returns in the third quarter of 1999 took some air out of the lofty return of the S&P 500 as the index posted a return of negative 6.15% for the quarter.

     Despite a strong showing over the past year, small capitalization stocks as measured by the Russell 2000 Index lagged large caps with a return of 19.07%. In previous years that mark would stand out. Today, that return is dwarfed by the S&P 500.

     The past year also saw the continued dominance of growth stocks. In the large cap sector the S&P 500/BARRA Growth Index posted a 33.37% return for the year while the S&P 500/BARRA Value Index posted a return of 21.47%. Large cap value suffered more than growth in the third quarter of 1999 as the S&P 500/BARRA Value Index lost 9.23% for the quarter while the S&P 500/BARRA Growth lost 3.49%.

     The Federal Reserve took preemptive action twice this year raising the federal funds rate 25 basis points (0.25%) in June and August. These attempts to control inflation prompted many investors to move toward companies that are more likely to continue posting strong earnings. Steve Ballmer, President of Microsoft, added excitement to the markets and the high flying technology sector in particular by suggesting that his company may be overvalued. His comments spurred a sell off of technology stocks.

Q.   WHAT HAS YOUR INVESTMENT STRATEGY BEEN?

A. We continue to use an optimization technique to manage the S&P 500 Index Fund until the fund reaches a size sufficient to enable it to fully replicate the S&P 500 Index. With this strategy, a portfolio of approximately 420 stocks has been created to represent the characteristics of the underlying benchmark, the S&P 500 Index. This methodology allows a fund of limited asset size to track the Index while keeping custody and trading costs to a minimum.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FOWARD?

A. Due to the passive investment style of the fund, it will remain fully exposed to the S&P 500 Index to provide as close tracking as possible.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT

     ----------------------------------------------------------------------
                               [LINE GRAPH OMITTED]

      S&P 500 INDEX        FUND S&P 500
11/25/97 10,000.00         10,000.00
12/97    10,212.03         10,222.19
3/98     11,643.72         11,649.34
6/98     12,044.19         12,035.49
9/98     10,862.80         10,844.74
12/98    13,198.03         13,155.76
3/99     13,888.39         13,808.61
6/99     14,873.17         14,769.59
9/99     13,949.31         13,860.54



                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED SEPTEMBER 30, 1999


                               ONE           SINCE
                              YEAR         INCEPTION      COMMENCEMENT
---------------------------------------------------------------------------

S&P 500 Index Fund            28.41%         19.72%        11/25/97
---------------------------------------------------------------------------

S&P 500                       27.81%         19.31%
---------------------------------------------------------------------------

                                 INVESTMENT PROFILE

       A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard
     & Poor's 500 Composite Stock Price Index by investing in common stocks comprising that Index.

--------------------------------------------------------------------------------
                                 SECTOR ALLOCATION
                              AS OF SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                 [PIE GRAPH OMITTED]
                                  TECHNOLOGY 23.7%
                                   CONSUMER 14.4%
                              FINANCIAL SERVICES 13.8%
                                  UTILITIES 10.8%
                                  HEALTHCARE 10.4%
                                 CAPITAL GOODS 8.3%
                                    ENERGY 6.2%
                                 RETAIL TRADE 5.9%
                                BASIC MATERIALS 3.3%
                                 CASH & OTHER* 2.3%
                                TRANSPORTATION 0.9%



------------------------------------------------------------
                       TOP TEN LARGEST HOLDINGS
                        AT SEPTEMBER 30, 1999
------------------------------------------------------------

  Microsoft Corp.                      4.29%
------------------------------------------------------------
  General Electric Co.                 3.60%
------------------------------------------------------------
  Intel Corp.                          2.26%
------------------------------------------------------------
  Cisco Systems Inc.                   2.03%
------------------------------------------------------------
  International Business Machines      2.03%
------------------------------------------------------------
  Wal-Mart Stores Inc.                 1.93%
------------------------------------------------------------
  Lucent Technologies Inc.             1.82%
------------------------------------------------------------
  Exxon Corp.                          1.70%
------------------------------------------------------------
  Merck & Co. Inc.                     1.43%
------------------------------------------------------------
  Citigroup Inc.                       1.36%


                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                     SCHEDULE OF INVESTMENTS  SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                           S&P 500 INDEX FUND

                                              NUMBER
                                           OF SHARES               VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.7%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 3.3%

Air Products & Chemicals Inc.                   700            $ 20,344
Alcan Aluminum Ltd.                             900              28,125
Alcoa Inc.                                    1,000              62,062
Allegheny Teldyne Inc.                          800              13,500
Avery Dennison Corp.                            300              15,825
Barrick Gold Corp.                            1,400              30,450
Champion International Corp.                    400              20,550
Crown Cork & Seal Inc.                          500              12,125
Dow Chemical Co.                                600              68,175
Du Pont de Nemours (E.I.) & Co.               2,703             167,857
Eastman Chemical Co.                            100               4,000
Ecolab Inc.                                     200               6,825
Fort James Corp.                                600              16,012
Freeport McMoran Copper
  & Gold Inc. (Class B)                         100               1,556
Georgia Pacific Corp.                           600              24,300
Hercules Inc.                                   100               2,863
Homestake Mining Co.                            100                 919
Inco Ltd.                                       300               6,413
International Paper Co.                       1,097              52,725
Mead Corp.                                      400              13,750
Monsanto Co.                                  1,500              53,531
Newmont Mining Corp.                            800              20,700
Nucor Corp.                                     300              14,287
Owens-Illinois Inc.                             200               3,963(a)
Placer Dome Inc.                                300               4,463
PPG Industries Inc.                             600              36,000
Praxair Inc.                                    500              23,000
Reynolds Metals Co.                             300              18,112
Rohm & Haas Co.                                 500              18,062
Sealed Air Corp.                                100               5,131(a)
Sherwin-Williams Co.                            600              12,563
Sigma-Aldrich Corp.                             200               6,350
Union Carbide Corp.                             400              22,725
Weyerhaeuser Co.                                600              34,575
Willamette Industries Inc.                      400              17,250
                                                                859,088

CAPITAL GOODS -- 8.3%

AlliedSignal Inc.                             1,400              83,912
Boeing Co.                                    2,300              98,037
Case Corp.                                      100               4,981
Caterpillar Inc.                              1,000              54,812
Cooper Industries Inc.                          400              18,700
Corning Inc.                                    600              41,137
Danaher Corp.                                   400              21,075
Deere & Co.                                     700              27,081
Dover Corp.                                     700              28,613
Eaton Corp.                                     300              25,894
Emerson Electric Co.                          1,100              69,506
Fluor Corp.                                     100               4,025
General Dynamics Corp.                          300              18,731
General Electric Co.                          8,000             948,500(e)
Grainger (W.W.) Inc.                            300              14,419
Honeywell Inc.                                  400              44,525
Illinois Tool Works Inc.                        600              44,737
Ingersoll Rand Co.                              500              27,469

                                               NUMBER
                                            OF SHARES            VALUE
--------------------------------------------------------------------------------

Johnson Controls Inc.                            300         $   19,894
Lockheed Martin Corp.                          1,000             32,688
Minnesota Mining &
  Manufacturing Co.                            1,000             96,062
Navistar International Corp. Inc.                100              4,650(a)
Northrop Grumman Corp.                           300             19,069
PACCAR Inc.                                      100              5,088
Parker Hannifin Corp.                            400             17,925
Raytheon Co. (Class B)                           800             39,700
Rockwell International Corp.                     600             31,500
Tenneco Inc.                                     700             11,900
Textron Inc.                                     400             30,950
Thermo Electron Corp.                            200              2,688(a)
Tyco International Ltd.                        2,049            211,559
United Technologies Corp.                      1,100             65,244
Waste Management Inc.                          1,470             28,298
                                                              2,193,369

CONSUMER - CYCLICAL -- 6.4%

Black & Decker Corp.                             300             13,706
Block H & R Inc.                                 300             13,031
Brunswick Corp.                                  100              2,488
Carnival Corp. (Class A)                       1,500             65,250
CBS Corp.                                      1,800             83,250(a)
Cendant Corp.                                  2,138             37,949(a)
Clear Channel
  Communications Inc.                            800             63,900(a)
Comcast Corp. (Class A)                        1,800             71,775
Dana Corp.                                       600             22,275
Delphi Automotive Systems Corp.                1,118             17,958
Donnelley (R.R.) & Sons Co.                      500             14,438
Dow Jones & Co. Inc.                             300             16,012
Dun & Bradstreet Corp.                           300              8,963
Eastman Kodak Co.                                800             60,350
Ford Motor Co.                                 2,900            145,544
Gannett Inc.                                     700             48,431
General Motors Corp.                           1,600            100,700
Genuine Parts Co.                                700             18,594
Goodyear Tire & Rubber Co.                       500             24,062
Harrahs Entertainment Inc.                       100              2,775(a)
Hasbro Inc.                                      550             11,791
Hilton Hotels Corp.                              400              3,950
Interpublic Group Cos. Inc.                      800             32,900
ITT Industries Inc.                              400             12,725
Laidlaw Environmental
  Services Inc.                                  100                675
Marriott International Inc.
  (Class A)                                      700             22,881
Masco Corp.                                    1,000             31,000
Mattel Inc.                                      900             17,100
Maytag Corp.                                     300              9,994
McGraw Hill Cos. Inc.                            500             24,187
MediaOne Group Inc.                            1,500            102,469(a)
Mirage Resorts Inc.                              300              4,219(a)
New York Times Co. (Class A)                     600             22,500
Nike Inc. (Class B)                              700             39,812
Omnicom Group Inc.                               400             31,675
Service Corp. International                    1,000             10,563
Time Warner Inc.                               2,900            176,175
Times Mirror Co.                                 300             19,744
Tribune Co.                                      600             29,850
TRW Inc.                                         400             19,900
VF Corp.                                         400             12,400
Viacom Inc. (Class B)                          1,700             71,825(a)
Walt Disney Co.                                4,900            126,787
Whirlpool Corp.                                  300             19,594
                                                              1,686,167

----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------
                                              NUMBER
                                           OF SHARES               VALUE
--------------------------------------------------------------------------------

CONSUMER - STABLE -- 8.0%

Anheuser Busch Cos. Inc.                        1,100         $   77,069
Archer-Daniels Midland Co.                      1,858             22,638
Avon Products Inc.                                700             17,369
Bestfoods                                         700             33,950
Brown-Forman Corp. (Class B)                      100              6,238
Campbell Soup Co.                               1,100             43,037
Clorox Co.                                        600             22,950
Coca-Cola Enterprises Inc.                      1,000             22,563
Coca-Cola Co.                                   6,000            288,375(e)
Colgate-Palmolive Co.                           1,400             64,050
Conagra Inc.                                    1,300             29,331
Darden Restaurants Inc.                           200              3,913
Fortune Brands Inc.                               500             16,125
General Mills Inc.                                400             32,450
Gillette Co.                                    2,600             88,237
Heinz (H.J.) Co.                                  900             38,700
Hershey Foods Corp.                               400             19,475
International Flavours                            100              3,450
Kellogg Co.                                     1,000             37,438
Kimberly Clark Corp.                            1,300             68,250
McDonald's Corp.                                3,200            137,600
Nabisco Group Holdings Corp.                    1,000             15,000
Newell Rubbermaid Inc.                            715             20,422
Pepsico Inc.                                    3,500            105,875
Philip Morris Cos. Inc.                         5,800            198,287(e)
Procter & Gamble Co.                            3,200            300,000
Quaker Oats Co.                                   400             24,750
Ralston Purina Co.                                900             25,031
Safeway Inc.                                    1,200             45,675(a)
Sara Lee Corp.                                  2,300             53,906
Seagram Ltd.                                    1,000             45,500
Supervalu Inc.                                    100              2,181
Sysco Corp.                                       900             31,556
Tricon Global Restaurants Inc.                    400             16,375(a)
Tupperware Corp.                                  100              2,025
Unilever N.V                                    1,339             91,219
UST Inc.                                          700             21,131
Wendy's International Inc.                        100              2,638
Wrigley (W.M.) Junior Co.                         300             20,644
                                                               2,095,423

ENERGY -- 6.2%

Amerada Hess Corp.                                400             24,500
Anadarko Petroleum Corp.                          200              6,113
Apache Corp.                                      200              8,638
Ashland Oil Inc.                                  400             13,450
Atlantic Richfield Co.                            800             70,900
Baker Hughes Inc.                                 970             28,130
Burlington Resources Inc.                         600             22,050
Chevron Corp.                                   1,500            133,125
Conoco Inc. (Class B)                           1,542             42,212
Exxon Corp.                                     5,900            448,031(e)
Halliburton Co.                                 1,100             45,100
Kerr-McGee Corp.                                  400             22,025
Mobil Corp.                                     1,800            181,350
Occidental Petroleum Corp.                      1,300             30,062
Phillips Petroleum Co.                            800             39,000
Royal Dutch Petroleum Co. ADR                   5,100            301,219
Schlumberger Ltd.                               1,300             81,006
Texaco Inc.                                     1,400             88,375
Union Pacific Resources Group Inc.                500              8,031
Unocal Corp.                                      700             25,944
USX-Marathon Group                                900             26,325
                                                               1,645,586

                                                NUMBER
                                             OF SHARES                VALUE
--------------------------------------------------------------------------------

[ICON OMITTED] FINANCIAL -- 11.1%

American Express Co.                            1,100         $  148,087
American General Corp.                            600             37,913
AmSouth Bancorp                                   600             14,063
Associates First Capital
  Corp. (Class A)                               1,714             61,704
Bank of America Corp.                           4,203            234,055
Bank of New York Inc.                           1,800             60,187
Bank One Corp.                                  2,764             96,222
BankBoston Corp.                                  800             34,700
BB&T Corp.                                        800             25,900
Bear Stearns Cos. Inc.                            400             15,375
Capital One Financial Corp.                       600             23,400
Charles Schwab Corp.                            1,900             64,006
Chase Manhattan Corp.                           2,000            150,750
Citigroup Inc.                                  8,162            359,128
Comerica Inc.                                     450             22,781
Countrywide Credit Industries                     400             12,900
Federal Home Loan
  Mortgage Corp.                                1,600             83,200
Federal National Mortgage Assoc                 2,400            150,450
Fifth Third Bancorp                               600             36,506
First Union Corp.                               2,210             78,593
Firstar Corp.                                   2,545             65,216
Fleet Financial Group Inc.                      1,400             51,275
Franklin Resources Inc.                           700             21,525
Golden West Financial Corp.                       100              9,825
Household International Inc.                    1,206             48,391
Huntington Bancshares Inc.                        726             19,284
KeyCorp                                         1,200             30,975
Lehman Brothers Holdings Inc.                     300             17,494
MBIA Inc.                                         300             13,988
MBNA Corp.                                      2,050             46,766
Mellon Bank Corp.                               1,200             40,500
Merrill Lynch & Co. Inc.                          800             53,750
MGIC Investment Corp.                             200              9,550
Morgan (J.P.) & Co. Inc.                          400             45,700
Morgan Stanley, Dean
  Witter & Co.                                  1,400            124,862
National City Corp.                             1,400             37,363
Northern Trust Corp.                              300             25,050
PNC Bank Corp.                                    700             36,881
Providian Financial Corp.                         300             23,756
Regions Financial Corp.                           700             21,000
Republic of New York Corp.                        300             18,431
SLM Holding Corp.                                 500             21,500
SouthTrust Corp.                                  500             17,938
State Street Corp.                                400             25,850(f)
Summit Bancorp                                    600             19,463
Suntrust Banks Inc.                               800             52,600
Synovus Financial Corp.                           800             14,950
Union Planters Corp.                              500             20,375
United States Bancorp                           1,700             51,319
Wachovia Corp.                                    500             39,312
Washington Mutual Inc.                          1,522             44,518
Wells Fargo & Co.                               3,900            154,537
                                                               2,933,864
[ICON OMITTED] HEALTHCARE -- 10.4%

Abbott Laboratories                             3,700            135,975
Aetna Inc.                                        400             19,700
Allergan Inc.                                     200             22,000
Alza Corp.                                        200              8,563(a)
American Home Products Corp.                    3,200            132,800
Amgen Inc.                                      1,200             97,800(a)
Bard (C.R.) Inc.                                  100              4,706

----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES         VALUE
--------------------------------------------------------------------------------

Bausch & Lomb Inc.                               100         $    6,594
Baxter International Inc.                        700             42,175
Becton Dickinson & Co.                           700             19,644
Biomet Inc.                                      200              5,263
Boston Scientific Corp.                        1,000             24,687(a)
Bristol-Myers Squibb Co.                       4,900            330,750
Cardinal Health Inc.                             750             40,875
Columbia/HCA Healthcare Corp.                  1,800             38,137
Eli Lilly & Co.                                2,700            172,800(e)
Guidant Corp.                                    800             42,900
Healthsouth Corp.                              1,400              8,488(a)
Humana Inc.                                      200              1,375(a)
Johnson & Johnson                              3,300            303,187(e)
Mallinckrodt Inc.                                100              3,019
McKesson HBOC Inc.                               744             21,576
Medtronic Inc.                                 2,800             99,400
Merck & Co. Inc.                               5,800            375,912
Pfizer Inc.                                    9,600            345,000
Pharmacia & Upjohn Inc.                        1,300             64,512
Schering Plough Corp.                          3,600            157,050
St. Jude Medical Inc.                            100              3,150(a)
Tenet Healthcare Corp.                         1,000             17,563(a)
United Healthcare Corp.                          500             24,344
Warner-Lambert Co.                             2,100            139,387
Watson Pharmaceuticals Inc.                      200              6,113(a)
Wellpoint Health
  Networks Inc. (Class A)                        200             11,400(a)
                                                              2,726,845

INSURANCE -- 2.7%

AFLAC Inc.                                       600             25,125
Allstate Corp.                                 1,900             47,381
American International Group Inc.              3,766            327,407
Aon Corp.                                        600             17,737
Chubb Corp.                                      400             19,925
CIGNA Corp.                                      500             38,875
Cincinnati Financial Corp.                       500             18,766
Conseco Inc.                                     874             16,879
Hartford Financial Services
  Group Inc.                                     600             24,525
Jefferson-Pilot Corp.                            300             18,956
Lincoln National Corp.                           600             22,537
Loews Corp.                                      400             28,075
Marsh & McLennan Cos. Inc.                       600             41,100
Progressive Corp.                                200             16,338
Safeco Corp.                                     500             14,000
St. Paul Cos. Inc.                               700             19,250
Torchmark Corp.                                  200              5,175
UNUMProvident Corp.                              546             16,073
                                                                718,124

RETAIL TRADE -- 5.9%

Albertsons Inc.                                1,041             41,185
Autozone Inc.                                    300              8,419(a)
Best Buy Co. Inc.                                500             31,031(a)
Circuit City Stores Inc.                         600             25,313
Consolidated Stores Corp.                        200              4,413(a)
Costco Cos. Inc.                                 500             36,000(a)
CVS Corp.                                      1,000             40,812
Dayton Hudson Corp.                            1,100             66,069
Dillards Inc. (Class A)                          100              2,031
Dollar General Corp.                             593             18,309
Federated Department Stores Inc.                 600             26,212(a)
Gap Inc.                                       2,062             65,984
Home Depot Inc.                                3,600            247,050

                                              NUMBER
                                           OF SHARES            VALUE
--------------------------------------------------------------------------------

J.C. Penney Co. Inc.                            800         $   27,500
K Mart Corp.                                  1,500             17,531(a)
Kohl's Corp.                                    400             26,450(a)
Kroger Co.                                    2,000             44,125(a)
Limited Inc.                                    658             25,169
Lowes Cos. Inc.                                 900             43,875
May Department Stores Co.                     1,000             36,437
Nordstrom Inc.                                  200              5,400
Office Depot Inc.                               800              8,150(a)
Rite Aid Corp.                                  700              9,669
Sears Roebuck & Co.                           1,000             31,375
Staples Inc.                                  1,200             26,175(a)
Tandy Corp.                                     600             31,012
TJX Cos. Inc.                                   900             25,256
Toys 'R Us Inc.                                 800             12,000(a)
Wal-Mart Stores Inc.                         10,700            508,919
Walgreen Co.                                  2,400             60,900
Winn Dixie Stores Inc.                          400             11,875
                                                             1,564,646
[ICON OMITTED] TECHNOLOGY -
ELECTRONICS & EQUIPMENT -- 15.0%

3Com Corp.                                    1,000             28,750(a)
Advanced Micro Devices Inc.                     200              3,438(a)
Andrew Corp.                                    100              1,738(a)
Apple Computer                                  300             18,994(a)
Applied Materials Inc.                        1,000             77,687(a)
Cabletron Systems Inc.                          300              4,706(a)
Cisco Systems Inc.                            7,800            534,787(a)
Compaq Computer Corp.                         4,172             95,695
Data General Corp.                              100              2,106(a)
Dell Computer Corp.                           6,200            259,237(a)
Gateway 2000 Inc.                               800             35,550(a)
General Instrument Corp.                        500             24,063(a)
Hewlett Packard Co.                           2,500            230,000
Ikon Office Solutions Inc.                      200              2,138
Intel Corp.                                   8,000            594,500(e)
International Business Machines               4,400            534,050
KLA-Tencor Corp.                                200             13,000(a)
LSI Logic Corp.                                 300             15,450(a)
Lucent Technologies Inc.                      7,390            479,426(e)
Micron Technology Inc.                          700             46,594(a)
Motorola Inc.                                 1,500            132,000
National Semiconductor Corp.                    300              9,150(a)
Network Appliance Inc.                          100              7,163(a)
Nortel Networks Corp.                         3,240            165,240
Pitney Bowes Inc.                               700             42,656
Qualcomm Inc.                                   300             56,756
Scientific-Atlanta Inc.                         100              4,956
Seagate Technology                              700             21,569(a)
Silicon Graphics Inc.                           300              3,281(a)
Solectron Corp.                                 700             50,269(a)
Sun Microsystems Inc.                         1,900            176,700(a)
Tektronix Inc.                                  100              3,350
Tellabs Inc.                                  1,000             56,938(a)
Texas Instruments Inc.                        2,000            164,500
Xerox Corp.                                   1,600             67,100
                                                             3,963,537
[ICON OMITTED] TECHNOLOGY -
SOFTWARE & SERVICES -- 8.7%

Adobe Systems Inc.                              100             11,350
America Online Inc.                           2,700            280,800
Automatic Data Processing Inc.                1,500             66,937
BMC Software Inc.                               700             50,094(a)
Ceridian Corp.                                  300              7,463(a)


----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------
                                              NUMBER
                                           OF SHARES            VALUE
--------------------------------------------------------------------------------

Computer Associates
  International Inc.                           1,450         $   88,812
Computer Sciences Corp.                          400             28,125
Compuware Corp.                                1,100             28,669(a)
Electronic Data Systems Corp.                  1,200             63,525
EMC Corp.                                      2,400            171,450(a)
Equifax Inc.                                     300              8,438
First Data Corp.                               1,100             48,262
IMS Health Inc.                                  800             18,250
Microsoft Corp.                               12,500          1,132,031(a,e)
Novell Inc.                                    1,000             20,688(a)
Oracle Systems Corp.                           3,550            161,525(a)
Parametric Technology Corp.                      500              6,750(a)
Paychex Inc.                                     600             20,475
PE Corp.                                         400             28,900
PeopleSoft Inc.                                  400              6,775(a)
Unisys Corp.                                     700             31,587(a)
                                                              2,280,906

TRANSPORTATION -- 0.9%

AMR Corp.                                        500             27,250(a)
Burlington Northern
  Santa Fe Corp.                               1,200             33,000
CSX Corp.                                        600             25,425
Delta Air Lines Inc.                             400             19,400
FDX Corp.                                        800             31,000(a)
Kansas City Southern
  Industries Inc.                                300             13,931
Norfolk Southern Corp.                         1,000             24,500
Southwest Airlines Co.                         1,200             18,225
U.S. Airways Group Inc.                          100              2,625(a)
Union Pacific Corp. N.V                          600             28,838
                                                                224,194
[ICON OMITTED] UTILITIES -- 10.8%

AES Corp.                                        500             29,500(a)
Alltel Corp.                                     700             49,262
Ameren Corp.                                     200              7,563
American Electric Power Inc.                     500             17,062
AT&T Corp.                                     7,762            337,647
Ameritech Corp.                                2,700            181,406
Bell Atlantic Corp.                            3,800            255,787
Bellsouth Corp.                                4,600            207,000
Carolina Power & Light Co.                       400             14,150
Central & South West Corp.                       300              6,338
CenturyTel Inc.                                  400             16,250
CINergy Corp.                                    600             16,987
CMS Energy Corp.                                 100              3,394
Coastal Corp.                                    700             28,656
Columbia Energy Corp.                            100              5,538
Consolidated Edison Inc.                         600             24,900
Consolidated Natural Gas Co.                     400             24,950
Constellation Energy Group                       200              5,625
Dominion Resources Inc.                          500             22,562
DTE Energy Co.                                   200              7,225
Duke Energy Corp.                                800             44,100
Edison International                           1,100             26,744
Enron Corp.                                    1,600             66,000
Entergy Corp.                                    700             20,256
FirstEnergy Corp.                                700             17,850
Florida Progress Corp.                           200              9,250
FPL Group Inc.                                   400             20,150
Global Crossing Ltd.                           1,025             27,162(a)
GPU Inc.                                         400             13,050


                                             NUMBER
                                          OF SHARES             VALUE
--------------------------------------------------------------------------------

GTE Corp.                                    2,300         $  176,812
MCI WorldCom Inc.                            4,514            324,444(a)
New Century Energies Inc.                      500             16,719
Nextel Communications
  Inc. (Class A)                               800             54,250(a)
Niagara Mohawk Power Corp.                     200              3,088(a)
Northern States Power Co.                      100              2,156
Pacificorp                                   1,100             22,137
Peco Energy Co.                                500             18,750
PG&E Corp.                                   1,000             25,875
PP&L Resources Inc.                            200              5,413
Public Service Enterprise Group                600             23,175
Reliant Energy Inc.                            800             21,650
SBC Communications Inc.                      4,800            245,100
Sempra Energy                                  300              6,244
Sonat Inc.                                     100              3,969
Southern Co.                                 1,600             41,200
Sprint Corp.                                 2,200            119,350
Sprint Corp.(PCS Group)                      1,050             78,291(a)
Texas Utilities Co.                            700             26,119
U.S. WEST Inc.                               1,246             71,100
Unicom Corp.                                   600             22,162
Williams Cos. Inc.                           1,100             41,181
                                                            2,855,549

TOTAL INVESTMENTS IN SECURITIES
  (COST $19,778,451)                                       25,747,298

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.2%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund             227,039            227,039
Money Market Obligations Trust             263,604            263,604

                                           PRINCIPAL
                                            AMOUNT              VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT -- 0.3%

UNITED STATES TREASURY BILL
  4.634%   12/16/99                        $85,000            84,151(d)

TOTAL SHORT-TERM INVESTMENTS
  (COST $574,794)                                            574,794


OTHER ASSETS AND LIABILITIES,
  NET 0.1%                                                    37,322
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                       $26,359,414
================================================================================

OTHER INFORMATION
--------------------------------------------------------------------------------

The S&P 500 Index Fund had the following long Futures Contracts open at September 30, 1999:

                                    NUMBER
                     EXPIRATION      OF           UNDERLYING        UNREALIZED
DESCRIPTION             DATE       CONTRACTS      FACE VALUE           LOSS
--------------------------------------------------------------------------------

S&P 500               Dec. 1999        2            $649,100         $(27,500)


[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE U.S.
               EQUITY FUND AT SEPTEMBER 30, 1999.


----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                             MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

Q&A

RALPH (CHIP) E. WHITMAN IS THE PORTFOLIO MANAGER OF THE MID-CAP GROWTH FUND SINCE DECEMBER 1998. HE IS CURRENTLY A SENIOR VICE PRESIDENT OF GE INVESTMENTS. CHIP HAS MORE THAN 11 YEARS OF INVESTMENT EXPERIENCE AND HAS HELD POSITIONS WITH GE INVESTMENTS SINCE 1987. CHIP IS A CHARTERED FINANCIAL ANALYST. HE HOLDS A B.A. IN MATHEMATICS FROM HAMILTON COLLEGE AND A M.S. IN MANAGEMENT FROM THE SLOAN SCHOOL AT MIT.

BETWEEN OCTOBER 1997 AND NOVEMBER 1998, ELAINE G. HARRIS WAS THE PORTFOLIO MANAGER OF THE FUND.

Q. HOW DID THE MID-CAP GROWTH FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999?

A. The Mid-Cap Growth Fund returned 15.19%, compared to its benchmark, the Standard & Poor's MidCap 400 Index, which returned 25.16% for the one-year period ended September 30, 1999.

Q.   WHAT FACTORS CONTRIBUTED TO FUND PERFORMANCE?

A. Our performance benefited from a rebound in oil service stocks as well as strength in telecommunications equipment and the diversified industrial sector. Additionally, several companies in the portfolio were targets of acquisitions over the last year.

     Although the fund's technology holdings generally were strong performers, our underweight position, relative to the benchmark, hurt overall performance of the fund because of that sector's superb return. Negative returns in the consumer stable sector, especially healthcare services, also contributed to the underperformance for the 12 month period.

Q.   WHICH STOCKS STAND OUT FOR THE ONE YEAR PERIOD ENDED SEPTEMBER 30, 1999?

A. In the technology sector, Nokia was up 130% and Nortel gained 218% as strength in telecommunications continued. Other top performers include Analog Devices, in the vibrant semiconductor industry, which rose 219% and Qwest Communications International, which gained 89% as it continued to execute its data network strategy. Companies in the portfolio that were acquired include Morton International and AirTouch Communications. Sealed Air, another recent acquisition, returned 61% after its merger with Cryovac, proved to be a long-term win for the company.

     Unfortunately, companies such as Allied Waste Industries, in the pollution control industry, and Service Corp. International, a funeral provider, once viewed as growth stocks, could not generate a sufficient amount of internal growth since industry trends were deteriorating. The stocks were punished accordingly. Within healthcare services, Henry Schein suffered because of merger integration and McKesson HBOC declined after accounting irregularities were exposed.

Q.   WHAT CHANGES HAVE YOU MADE TO THE FUND?

A. Over the last 12 months, we refocused the fund on fewer stocks. We will continue to invest in companies with strong earnings growth, high quality management and reasonable valuations. Given the uncertainty of the current economic environment, we are overweight in the sectors we believe show the best stability and growth for a reasonable valuation. These include financial services and capital goods issues.

Q.   WHAT IS THE OUTLOOK FOR THE FUND?

A. We believe the fund is well positioned to take advantage of an expected rotation away from technology, telecommunications and internet stocks. These areas have produced astounding returns over the past few years and now trade at exceptionally high valuations. While the fund has holdings in these sectors, recent purchases include stocks in sectors such as capital goods, consumer stables and financial industries.

     With fewer stocks in the portfolio and an emphasis on the highest quality stocks within each sector, we hope to improve the fund's performance and generate returns in excess of our benchmark.

                                                             MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT

----------------------------------------------------------------------

                              [LINE GRAPH OMITTED]

                     MID-CAP GROWTH FUND     S&P MID CAP 400

11/25/97                $   10,000.00      $   10,000.00
12/97                       10,136.02          10,338.10
3/98                        11,276.71          11,532.24
6/98                        10,856.45          11,285.16
9/98                         8,875.28           9,652.59
12/98                       10,605.93          12,373.80
3/99                        10,595.87          11,584.29
6/99                        11,531.69          13,224.34
9/99                        10,223.56          12,113.76


----------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURN
               FOR THE PERIODS ENDED SEPTEMBER 30, 1999
----------------------------------------------------------------------
                                ONE           SINCE
                               YEAR         INCEPTION    COMMENCEMENT
----------------------------------------------------------------------
Mid-Cap Growth Fund           15.19%          1.20%         11/25/97
----------------------------------------------------------------------
S&P MidCap 400                25.16%         10.93%
----------------------------------------------------------------------

                               INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investment primarily in equity securities of companies with medium-sized market capitalization that have the potential for above-average growth.

----------------------------------------------------------------------
                          SECTOR ALLOCATION
                       AS OF SEPTEMBER 30, 1999
----------------------------------------------------------------------

                          [PIE GRAPH OMITTED]
                       FINANCIAL SERVICES 16.5%
                            CONSUMER 16.4%
                         CAPITAL GOODS 15.7%
                           TECHNOLOGY 13.6%
                         CASH & OTHER+ 11.3%
                           HEALTHCARE 8.3%
                          RETAIL TRADE 8.3%
                             ENERGY 4.2%
                            UTILITIES 3.5%
                         BASIC MATERIALS 2.2%

 +INCLUDES CASH EQUALIZED BY FUTURES OF 1.3%.


----------------------------------------------------------------------
                       TOP TEN LARGEST HOLDINGS
                        AT SEPTEMBER 30, 1999
----------------------------------------------------------------------
  Analog Devices Inc.                              3.84%
----------------------------------------------------------------------
  Nokia Corp. ADR                                  3.22%
----------------------------------------------------------------------
  Tyco International Ltd.                          2.75%
----------------------------------------------------------------------
  Federated Department Stores Inc.                 2.61%
----------------------------------------------------------------------
  Viad Corp.                                       2.35%
----------------------------------------------------------------------
  Masco Corp.                                      2.32%
----------------------------------------------------------------------
  Bank of New York Inc.                            2.14%
----------------------------------------------------------------------
  Knoll Inc.                                       2.14%
----------------------------------------------------------------------
  Nortel Networks Corp.                            2.11%
----------------------------------------------------------------------
  Clear Channel Communications Inc.                2.06%
----------------------------------------------------------------------

                      SEE NOTES TO PERFORMANCE.
         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                     SCHEDULE OF INVESTMENTS  SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                 MID-CAP GROWTH FUND

                                                     NUMBER
                                                  OF SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 88.7%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 2.2%

CK Witco Corp.                                       6,097     $   88,788
Rohm & Hass Co.                                      1,731         62,532
Sealed Air Corp.                                     3,659        187,752(a)
                                                                  339,072
[ICON OMITTED] CAPITAL GOODS -- 15.7%

Allied Waste Industries Inc.                         3,260         38,101(a)
AlliedSignal Inc.                                    3,963        237,532
Dover Corp.                                          5,000        204,375
Gerber Scientific Inc.                               1,525         34,122
Hubbell Inc. (Class B)                               3,476        110,798
Martin Marietta Materials Inc.                       6,585        262,988
Masco Corp.                                         11,463        355,353
Mettler-Toledo International Inc.                    8,171        242,066(a)
Molex Inc. (Class A)                                 5,183        167,800
Textron Inc.                                         3,293        254,796
Thermo Electron Corp.                                6,097         81,928(a)
Tyco International Ltd.                              4,085        421,776
                                                                2,411,635
[ICON OMITTED] CONSUMER - CYCLICAL -- 15.2%

Clear Channel
  Communications Inc.                                3,952        315,666(a)
Dial Corp.                                          11,463        292,307
Interpublic Group Cos. Inc.                          6,708        275,867
ITT Industries Inc.                                  9,146        290,957
Jones Apparel Group Inc.                             6,280        180,550(a)
Knoll Inc.                                          12,196        327,767(a)
Service Corp. International                          6,975         73,673
U.S. Industries Inc.                                13,110        206,483
Viad Corp.                                          12,195        359,752
                                                                2,323,022

CONSUMER - STABLE -- 1.2%

Manor Care Inc.                                     10,671        183,408(a)

ENERGY -- 4.2%

BJ Services Co.                                      4,146        131,895(a)
Nabors Industries Inc.                               4,207        105,175(a)
Schlumberger Ltd.                                    2,012        125,373
Tosco Corp.                                          6,585        166,271
USX-Marathon Group                                   4,146        121,270
                                                                  649,984
[ICON OMITTED] FINANCIAL -- 12.9%

AXA Financial Inc.                                   3,963        221,185
Bank of New York Inc.                                9,817        328,256
CIT Group Inc. (Class A)                             6,585        135,404
Comdisco Inc.                                       15,244        294,400
FINOVA Group Inc.                                    6,829        249,258
Firstar Corp.                                       10,245        262,528


                                                    NUMBER
                                                 OF SHARES        VALUE
--------------------------------------------------------------------------------

GATX Corp.                                         5,122      $  159,102
SouthTrust Corp.                                   3,049         109,383
Waddell & Reed Financial
  Inc. (Class A)                                   9,817         217,815
                                                               1,977,331
[ICON OMITTED] HEALTHCARE -- 8.3%

Allergan Inc.                                        609          66,990
Cardinal Health Inc.                               3,537         192,766
Covance Inc.                                       7,805          75,611(a)
Genentech Inc.                                       658          96,274(a)
Henry Schein Inc.                                  9,146         130,330(a,e)
McKesson HBOC Inc.                                 4,573         132,617
Sybron International Corp.                         9,146         245,799(a,e)
Tenet Healthcare Corp.                             8,171         143,503(a,e)
Watson Pharmaceuticals Inc.                        6,097         186,340(a)
                                                               1,270,230

INSURANCE -- 3.6%

American International
  Group Inc.                                       3,048         264,985(e)
Hartford Financial
  Services Group Inc.                              3,780         154,508
UNUMProvident Corp.                                4,451         131,026
                                                                 550,519

RETAIL TRADE -- 8.3%

Costco Wholesale Corp.                             3,658         263,376(a)
Federated Department Stores Inc.                   9,146         399,566(a)
Kroger Co.                                         9,878         217,933(a)
Office Depot Inc.                                 15,244         155,298(a)
Zale Corp.                                         5,976         228,956(a)
                                                               1,265,129

[ICON OMITTED] TECHNOLOGY -
ELECTRONICS & EQUIPMENT -- 10.6%

ADC Telecommunications Inc.                        5,244         219,920(a)
Analog Devices Inc.                               11,463         587,479(a)
Nokia Corp. ADR                                    5,488         492,891
Nortel Networks Corp.                              6,342         323,442
                                                               1,623,732

TECHNOLOGY - SOFTWARE & SERVICES -- 3.0%

Cadence Design Systems Inc.                        6,158          81,594(a)
Compuware Corp.                                    7,926         206,571(a)
SunGard Data Systems Inc.                          6,463         170,058(a)
                                                                 458,223

UTILITIES -- 3.5%

El Paso Energy Corp.                               4,573         182,063
Qwest Communications
  International Inc.                               7,926         234,312(a)
Sonat Inc.                                         3,048         120,968
                                                                 537,343

TOTAL INVESTMENTS IN SECURITIES
  (COST $13,200,603)                          13,589,628

----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                             MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

                                                 NUMBER
                                              OF SHARES             VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.2%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (COST $1,711,235)                             1,711,235        $ 1,711,235

OTHER ASSETS AND LIABILITIES,
  NET 0.1%                                                            11,978
================================================================================


NET ASSETS -- 100%                                               $15,312,841
================================================================================


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Mid-Cap Growth Fund had the following long Futures Contracts open at September 30, 1999:

                                      NUMBER
                      EXPIRATION        OF         UNDERLYING     UNREALIZED
DESCRIPTION              DATE        CONTRACTS     FACE VALUE        LOSS
--------------------------------------------------------------------------------

S&P Mid-Cap 400        Dec. 1999        1            $192,700     $(14,151)

[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE U.S.
               EQUITY FUND AT SEPTEMBER 30, 1999.


----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

JON D. BOSSE OF NWQ INVESTMENT MANAGEMENT COMPANY (NWQ) IS THE PORTFOLIO MANAGER OF THE MID-CAP VALUE EQUITY FUND. NWQ IS THE FUND'S SUB-ADVISER, WHICH HAS TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $6 BILLION. PRIOR TO JOINING NWQ IN 1996, JON SPENT TEN YEARS WITH ARCO INVESTMENT MANAGEMENT COMPANY WHERE HE WAS DIRECTOR OF EQUITY RESEARCH AND MANAGED A VALUE-ORIENTED FUND. PREVIOUS TO THIS, HE SPENT FOUR YEARS IN THE CORPORATE FINANCE DEPARTMENT OF ARCO. JON RECEIVED HIS B.A. (SUMMA CUM LAUDE) IN ECONOMICS FROM WASHINGTON UNIVERSITY IN ST. LOUIS WHERE HE RECEIVED THE JOHN M. OLIN AWARD FOR EXCELLENCE IN ECONOMICS AND HIS M.B.A. FROM WHARTON BUSINESS SCHOOL, UNIVERSITY OF PENNSYLVANIA. JON IS ALSO A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH AND THE LOS ANGELES SOCIETY OF FINANCIAL ANALYSTS.

Q. HOW DID THE MID-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD FROM THE FUND'S INCEPTION (DECEMBER 31, 1998) THROUGH SEPTEMBER 30, 1999?

A. During the period from inception of the fund (December 31, 1998) through September 30, 1999, the Mid-Cap Value Equity Fund posted an aggregate total return of negative 0.90%. This compares with a negative 2.07% return for the Standard & Poor's MidCap 400 Index for the same period.

Q.   WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. A number of significant factors attributed to the outperformance of the fund over its benchmark for the last nine months, in particular, favorable sector concentration and strong individual stock selection. These factors significantly benefited the fund during the first half of the year. However, we gave up some of these early gains as the market sentiment turned unfavorable towards midcap stocks and our core portfolio holdings of Aetna, Bank One, UNUMProvident, and Waste Management incurred abrupt sell-offs on reduced earnings expectations. We view these situations as severe overreactions by investors and expect these investments to be positive contributors to the fund going forward.

Q.   WHICH INVESTMENTS STAND OUT?

A. During the last nine months, the fund held positions in four companies that received takeover proposals. These companies include MediaOne Group, Cellular Communications of Puerto Rico, First Security, and Case. Our investments in telecommunication and media companies Alltel, Telephone & Data Systems, CoreComm, Cox Communications, NTL, and AT&T Liberty Media also helped drive performance. Our energy investments BJ Services and Noble Affiliates benefited due to higher energy prices.

Q.   HOW DO YOU PICK STOCKS?

A. Our investment philosophy is to identify undervalued companies with catalysts present to improve profitability and unlock value. Catalysts may include new management, industry consolidation, restructuring, and a positive turn in the fundamentals. We are value-oriented and invest in attractive risk/reward opportunities. We do not chase the market mania for Internet, technology, and other growth stocks where we find risk/reward and valuation parameters extremely unattractive.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Recently, the leadership of the stock market has been focused almost exclusively on a small number of very high P/E (price/earning) stocks, primarily in the technology sector. This narrowness has created many attractive opportunities in other sectors of the market where expectations and valuations are relatively low. We have been aggressively reviewing such situations, making investments in those companies that we feel meet our investment objectives with strong catalysts in place that will improve profitability and increase the company's stock price. Recently added positions in the fund that met these conditions include Delta Airlines, Nabisco Group Holdings, and New Holland. As a group, we are maintaining our large position in the financial sector of the market, which we feel continues to benefit from reasonable earnings growth opportunities, increasing industry-wide consolidation, and attractive valuations.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
     ----------------------------------------------------------------------

                               [LINE GRAPH OMITTED]


             Mid-Cap Value Equity Fund          S&P MidCap 400
             -------------------------          --------------

12/31/98             $   10,000.00              $   10,000.00
    1/99                 10,070.00                   9,610.70
    2/99                  9,590.00                   9,107.48
    3/99                 10,120.00                   9,361.95
    4/99                 11,100.00                  10,100.42
    5/99                 11,160.00                  10,144.15
    6/99                 11,550.00                  10,687.37
    7/99                 11,010.00                  10,460.26
    8/99                 10,420.00                  10,101.69
    9/99                  9,910.00                   9,789.25

----------------------------------------------------------------------
                        AGGREGATE TOTAL RETURN
               FOR THE PERIOD ENDED SEPTEMBER 30, 1999
----------------------------------------------------------------------


                                       SINCE
                                     INCEPTION        COMMENCEMENT
----------------------------------------------------------------------
Mid-Cap Value Equity Fund              (0.90)%          12/31/98
----------------------------------------------------------------------
S&P MidCap 400                         (2.07)%
----------------------------------------------------------------------

                          INVESTMENT PROFILE

    A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies with medium-sized market capitalization that the fund's management considers as undervalue by the market and have above-average growth potential.

     ----------------------------------------------------------------------
                                SECTOR ALLOCATION
                            AS OF SEPTEMBER 30, 1999
     ----------------------------------------------------------------------

                               [PIE GRAPH OMITTED]

                               TRANSPORTATION 1.9%
                            FINANCIAL SERVICES 26.1%
                                 CONSUMER 24.1%
                            TELECOMMUNICATIONS 15.0%
                                   ENERGY 6.6%
                               CAPITAL GOODS 6.1%
                           MATERIALS & PROCESSING 6.0%
                                 TECHNOLOGY 5.1%
                               MISCELLANEOUS 4.2%
                                 HEALTHCARE 2.8%
                                CASH & OTHER 2.1%



----------------------------------------------------------------------
                       TOP TEN LARGEST HOLDINGS
                        AT SEPTEMBER 30, 1999
----------------------------------------------------------------------
  NTL Inc.                                        4.72%
----------------------------------------------------------------------
  Telephone & Data Systems Inc.                   4.71%
----------------------------------------------------------------------
  AT&T Corp. - Liberty Media Group                4.38%
----------------------------------------------------------------------
  MediaOne Group Inc.                             3.29%
----------------------------------------------------------------------
  Praxair Inc.                                    3.12%
----------------------------------------------------------------------
  Loews Corp.                                     2.83%
----------------------------------------------------------------------
  CoreComm Ltd.                                   2.81%
----------------------------------------------------------------------
  The E.W. Scripps Co. Inc.                       2.80%
----------------------------------------------------------------------
  Alltel Corp.                                    2.76%
----------------------------------------------------------------------
  Cox Communications Inc.                         2.71%
----------------------------------------------------------------------

                      SEE NOTES TO PERFORMANCE.
         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                     SCHEDULE OF INVESTMENTS  SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                            MID-CAP VALUE EQUITY FUND

                                              NUMBER
                                           OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 97.9%
--------------------------------------------------------------------------------

CAPITAL GOODS -- 6.1%

Case Corp.                                    5,400        $  268,988
New Holland N.V                               7,000           112,000
Waste Management Inc.                         6,500           125,125
York International Corp.                      3,200           115,000
                                                              621,113
[ICON OMITTED] CONSUMER -
DISCRETIONARY -- 19.2%

AT&T Corp. - Liberty
  Media Group (Class A)                      12,000           445,500(a)
Cox Communications Inc.                       6,600           275,550(a)
Ford Motor Co.                                5,000           250,937
Hasbro Inc.                                   9,500           203,656
Lear Corp.                                    4,500           158,344(a)
MediaOne Group Inc.                           4,900           334,731(a)
The E.W. Scripps Co. Inc.                     5,800           284,925
                                                            1,953,643

CONSUMER - STABLE -- 4.9%

Alberto-Culver Co. (Class A)                  4,000            78,250
Nabisco Group Holdings Corp.                  9,700           145,500
Philip Morris Cos. Inc.                       8,000           273,500
                                                              497,250
[ICON OMITTED] ENERGY -- 6.6%

BJ Services Co.                               7,300           232,231(a)
Noble Affiliates Inc.                         8,200           237,800
Tosco Corp.                                   8,000           202,000
                                                              672,031
[ICON OMITTED] FINANCIAL -- 18.3%

Bank of America Corp.                         4,100           228,319
Bank One Corp.                                4,900           170,581
Bear Stearns Cos. Inc.                        5,565           213,905
Chase Manhattan Corp.                         3,300           248,737
First Union Corp.                             5,300           188,481
Heller Financial Inc.                         8,900           200,250
Indymac Mortgage Holdings Inc.               14,200           213,000
UnionBanCal Corp.                             5,900           213,875
Waddell & Reed
  Financial Inc. (Class A)                    8,500           188,594
                                                            1,865,742

HEALTHCARE -- 2.8%

Aetna Inc.                                    3,800           187,150
Pharmacia & Upjohn Inc.                       2,000            99,250
                                                              286,400




                                                       NUMBER
                                                    OF SHARES        VALUE
--------------------------------------------------------------------------------

[ICON OMITTED] INSURANCE -- 7.8%

Hartford Financial Services
  Group Inc.                                           5,400      $  220,725
MGIC Investment Corp.                                  5,000         238,750
Torchmark Corp.                                        7,300         188,887
UNUMProvident Corp.                                    4,745         139,681
                                                                     788,043

MATERIALS & PROCESSING -- 6.0%

Allegheny Teldyne Inc.                                 8,000         135,000
Lyondell Chemical Co.                                 12,000         160,500
Praxair Inc.                                           6,900         317,400
                                                                     612,900

MISCELLANEOUS -- 4.2%

Loews Corp.                                            4,100         287,769
Tenneco Inc.                                           8,200         139,400
                                                                     427,169

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 5.1%

Galileo International Inc.                             5,000         201,250
Quantum Corp. -DLT &
  Storage Systems                                     12,500         175,781(a)
Quantum Corp. -Hard Disk Drive                        19,400         144,288(a)
                                                                     521,319
[ICON OMITTED] TELECOMMUNICATIONS -- 15.0%

Alltel Corp.                                           4,000         281,500
CoreComm Ltd.                                          8,700         286,556(a)
NTL Inc.                                               5,000         480,469(a)
Telephone & Data Systems Inc.                          5,400         479,588
                                                                   1,528,113

TRANSPORTATION -- 1.9%

Delta Air Lines Inc.                                   4,000         194,000

TOTAL INVESTMENTS IN SECURITIES
  (COST $10,072,193)                                               9,967,723


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.0%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (COST $206,643)                                     206,643        206,643

OTHER ASSETS AND LIABILITIES,
  NET 0.1%                                                             7,548
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                               $10,181,914
================================================================================


[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE U.S.
               EQUITY FUND AT SEPTEMBER 30, 1999.

----------

See Notes to Schedule of Investments and Notes to Financial Statements.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE"), WITH TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $2 BILLION, IS THE FUND'S SUB-ADVISER. THE FUND IS MANAGED BY PALISADE'S SENIOR INVESTMENT COMMITTEE WHICH IS COMPOSED OF THE FOLLOWING
MEMBERS: JACK FEILER, MARTIN L. BERMAN, STEVEN E. BERMAN AND RICHARD MEISENBERG. JACK FEILER, CHIEF INVESTMENT OFFICER OF PALISADE, HAS DAY-TO-DAY RESPONSIBILITY FOR MANAGING THE FUND AND WORKS WITH THE SENIOR INVESTMENT COMMITTEE IN DEVELOPING AND EXECUTING THE FUND'S INVESTMENT PROGRAM.

JACK HAS MORE THAN 30 YEARS OF INVESTMENT EXPERIENCE AND HAS SERVED AS THE PRINCIPAL SMALL-CAP PORTFOLIO MANAGER AT PALISADE SINCE THE COMMENCEMENT OF PALISADE'S OPERATIONS IN APRIL 1995. PRIOR TO JOINING PALISADE, JACK WORKED FOR BURNHAM & CO. AS AN ACCOUNT EXECUTIVE AND WAS PROMOTED TO SENIOR EXECUTIVE VICE PRESIDENT OF BROAD STREET INVESTMENT MANAGEMENT IN 1981. IN 1990 HE JOINED SMITH BARNEY AS SENIOR VICE PRESIDENT OF INVESTMENTS. JACK RECEIVED HIS BACHELOR'S DEGREE IN 1964 FROM CITY COLLEGE OF NEW YORK AND HIS JURIS DOCTOR DEGREE FROM BROOKLYN LAW SCHOOL IN 1967.

Q. HOW DID THE SMALL-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999?

A. The Small-Cap Value Equity Fund was up 13.98% for the one-year period ended September 30, 1999. The fund's benchmark, the Russell 2000, was up 19.07% during the same period.

Q.   WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A. The fund's underperformance to its benchmark was primarily due to the fact that the fund was not invested in many of the high flying internet stocks which were included in the index at the time. These stocks were excluded from the fund because they grew so quickly they became mid-cap to large-cap companies which exceeded the market capitalization parameters of the fund guidelines. Russell rebalanced the index on June 30, 1999, removing these companies from the index membership. After the rebalancing, the fund's performance compared favorably to the index. Due to widespread weakness in virtually all small-cap sectors, we were somewhat defensive during the third quarter of 1999, maintaining cash levels of approximately 5%. Because of this defensive posture, the fund outperformed the Russell 2000 during the period.

Q.   WHAT HAS YOUR INVESTMENT STRATEGY BEEN?

A. Despite the general weakness in virtually all small-cap sectors, we are encouraged by the overall strength of the economy which is being driven by consumers who have benefited from full employment and increased wages. Based on this, we believe that conditions are in place for a strong holiday season. Accordingly, the portfolios are overweighted in consumer cyclicals. We have also increased our exposure to the financial services sector which had been out of favor and now represents good value.

Q.   WHAT DOMESTIC/WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. Domestically, concerns over the direction of interest rates dominated U.S. markets while on the international front, the dollar's weakness vs. the Yen was the major story. Both events caused considerable uncertainty which was responsible for the widespread volatility of the financial markets. Gold surged for the first time in nearly 20 years due to inflation fears. Overseas, strong economies in Europe and Asia were responsible for an upsurge in international markets although the earthquake in Taiwan resulted in fears regarding computer chip shortages which held back the technology sector.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Come January, we believe that Year 2000 concerns will have largely subsided which means that we can once again focus on fundamentals. Low interest rates and benign inflation will enable the strong domestic economy, which has been fueled by consumers, to continue. As noted above, the portfolio is well positioned to benefit from this trend by being overweighted in consumer cyclicals. We also believe the convergence between telecommunications and utilities which were recently deregulated represents an interesting opportunity and we have invested in companies who we believe will benefit in this environment.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
     ----------------------------------------------------------------------

                               [LINE GRAPH OMITTED]

            Small-Cap Value Equity Fund        Russell 2000
            ---------------------------        ------------
8/3/98             $   10,000.00              $   10,000.00
  9/98                  8,910.00                   8,688.62
 12/98                 10,316.52                  10,105.88
  3/99                  8,680.73                   9,557.63
  6/99                 10,647.69                  11,043.63
  9/99                 10,155.95                  10,345.68

----------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURN
               FOR THE PERIODS ENDED SEPTEMBER 30, 1999
----------------------------------------------------------------------
                                   ONE           SINCE
                                  YEAR         INCEPTION       COMMENCEMENT
--------------------------------------------------------------------------------
Small-Cap Value Equity Fund       13.98%         1.34%            8/3/98
--------------------------------------------------------------------------------
Russell 2000                      19.07%         2.95%
--------------------------------------------------------------------------------

                          INVESTMENT PROFILE

    A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies with small-sized market capitalizations that the fund's Management considers to be undervalued by the market.

     ----------------------------------------------------------------------
                                SECTOR ALLOCATION
                            AS OF SEPTEMBER 30, 1999
     ----------------------------------------------------------------------

                               [PIE GRAPH OMITTED]
                                 CONSUMER 31.0%
                                TECHNOLOGY 20.2%
                            FINANCIAL SERVICES 14.5%
                                 UTILITIES 11.4%
                           MATERIALS & PROCESING 6.0%
                                 HEALTHCARE 5.6%
                             PRODUCER DURABLES 5.2%
                                CASH & OTHER 4.8%
                           AUTO & TRANSPORTATION 1.3%


----------------------------------------------------------------------
                       TOP TEN LARGEST HOLDINGS
                        AT SEPTEMBER 30, 1999
----------------------------------------------------------------------
  InterTAN Inc.                                   4.54%
----------------------------------------------------------------------
  Eastern Enterprises                             3.84%
----------------------------------------------------------------------
  Dollar Tree Stores Inc.                         3.57%
----------------------------------------------------------------------
  NOVA Corp.                                      3.33%
----------------------------------------------------------------------
  Park Electrochemical Corp.                      3.23%
----------------------------------------------------------------------
  Applebee's International Inc.                   3.08%
----------------------------------------------------------------------
  Comdisco Inc.                                   2.97%
----------------------------------------------------------------------
  New England Business Service Inc.               2.50%
----------------------------------------------------------------------
  Handleman Co.                                   2.49%
----------------------------------------------------------------------
  Polaroid Corp.                                  2.40%
----------------------------------------------------------------------

                      SEE NOTES TO PERFORMANCE.
         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                     SCHEDULE OF INVESTMENTS  SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                           SMALL-CAP VALUE EQUITY FUND

                                                   NUMBER
                                                OF SHARES           VALUE
--------------------------------------------------------------------------------


COMMON STOCK -- 95.2%
--------------------------------------------------------------------------------

AUTO & TRANSPORTATION -- 1.3%

AAR Corp.                                            4,600      $   82,800
Kirby Corp.                                          2,500          49,062(a)
                                                                   131,862
[ICON OMITTED] CONSUMER -
DISCRETIONARY -- 31.0%

AnnTaylor Stores Corp.                               5,000         204,375(a)
Applebee's International Inc.                        9,400         316,662
Callaway Golf Co.                                    3,400          41,438
Corporate Express Inc.                               7,000          65,844(a)
Dollar Tree Stores Inc.                              9,200         367,425(a)
Handleman Co.                                       19,300         255,725(a)
Interim Services Inc.                                5,100          83,512(a)
InterTAN Inc.                                       23,800         467,075(a)
Iron Mountain Inc.                                   4,400         149,050(a)
ITC Deltacom Inc.                                    3,900         107,250(a)
Korn/Ferry International                             4,300          99,169(a)
Kroll-O' Gara Co.                                    2,900          48,394(a)
New Horizons Worldwide Inc.                          6,625         105,172(a)
Pier 1 Imports Inc.                                 19,508         131,679
Pierce Leahy Corp.                                   7,300         173,375(a)
School Specialty Inc.                                3,300          55,687(a)
Strayer Education Inc.                               4,600          91,425
United Stationers Inc.                               7,300         155,581(a)
Volt Information Sciences Inc.                       8,700         210,975(a)
Zale Corp.                                           1,500          57,469(a)
                                                                 3,187,282
[ICON OMITTED] FINANCIAL SERVICES -- 14.5%

AmeriCredit Corp.                                   11,500         171,781
Dain Rauscher Corp.                                  5,000         245,000
Duff & Phelps Credit Rating Co.                      1,200          95,925
Fair, Issac and Co. Inc.                             2,000          56,125
Indymac Mortgage Holdings Inc.                       3,500          52,500
Investment Technology Group Inc.                     8,100         186,300
Jeffries Group Inc.                                  1,400          29,225
National Data Corp.                                  5,400         140,400
NOVA Corp.                                          13,700         342,500(a)
Penn Treaty American Corp.                           3,500          73,063(a)
The BISYS Group Inc.                                 2,000          93,812(a)
                                                                 1,486,631

HEALTHCARE -- 5.6%

Chattem Inc.                                         9,000         198,563(a)
Techne Corp.                                         4,600         144,325(a)
The Cooper Cos. Inc.                                 7,700         237,737
                                                                   580,625
[ICON OMITTED] MATERIALS & PROCESSING -- 6.0%

Airgas Inc.                                          8,600          99,975(a)
Ball Corp.                                           3,000         132,187
Elcor Corp.                                          3,000          75,000
Kaydon Corp.                                         1,900          47,263


                                                NUMBER
                                             OF SHARES             VALUE
--------------------------------------------------------------------------------

MKS Instruments Inc.                              400          $    8,900(a)
New England Business Service Inc.               9,000             257,062
                                                                  620,387

PRODUCER DURABLES -- 5.2%

Graco Inc.                                      1,500              49,219
HEICO Corp. (Class A)                           4,900              94,325
L-3 Communications
  Holdings Inc.                                 2,700             101,925(a)
Scott Technologies Inc.                        10,200             201,450(a)
Terex Corp.                                     2,900              91,350(a)
                                                                  538,269
[ICON OMITTED] TECHNOLOGY -- 20.2%

Affiliated Computer Services Inc.               1,900              77,188(a)
Arrow Electronics Inc.                          7,400             130,425(a)
Comdisco Inc.                                  15,800             305,137
Credence Systems Corp.                          1,700              76,288(a)
Etec Systems Inc.                               1,300              48,913(a)
Galileo Technology Ltd                          2,600              65,000(a)
Jones Intercable Inc. (Class A)                 2,200             118,938(a)
National Computer Systems Inc.                  5,600             214,725
Nichols Research Corp.                          6,100             162,412(a)
Park Electrochemical Corp.                     10,100             332,037
Polaroid Corp.                                  9,500             247,000
SLI Inc.                                        6,600             140,662(a)
Transaction Systems
  Architects Inc. (Class A)                     3,700              99,669(a)
Ultratech Stepper Inc.                          1,000              12,979(a)
Zebra Technologies
  Corp. (Class A)                               1,100              50,016(a)
                                                                2,081,389
[ICON OMITTED] UTILITIES -- 11.4%

Citizens Utilities Co. (Class B)                9,200             104,076
Eastern Enterprises                             8,500             394,719
GST Telecommunications Inc.                     4,200              29,531(a)
Intermedia Communications Inc.                  7,900             171,825(a)
Niagara Mohawk Power Corp.                      7,800             120,413(a)
NUI Corp.                                         700              17,325
Potomac Electric Power Co.                      8,700             221,306
United Illuminating Co.                         1,000              48,375
Washington Gas Light Co.                        2,200              59,675
                                                                1,167,245

TOTAL INVESTMENTS IN SECURITIES
  (COST $9,502,194)                                             9,793,690

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 5.6%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (COST $575,592)                             575,592             575,592

OTHER ASSETS AND LIABILITIES,
  NET (0.8)%                                                      (82,358)
================================================================================


NET ASSETS -- 100%                                            $10,286,924
================================================================================

[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE U.S.
               EQUITY FUND AT SEPTEMBER 30, 1999.

----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Q&A

RALPH LAYMAN MANAGES THE INTERNATIONAL EQUITY INVESTMENT PROCESS AT GE INVESTMENTS. TOTAL ASSETS UNDER HIS MANAGEMENT EXCEED $12 BILLION. HE LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE INTERNATIONAL EQUITY FUND. PRIOR TO JOINING GE INVESTMENTS IN 1991, RALPH WAS EXECUTIVE VICE PRESIDENT, PARTNER AND PORTFOLIO MANAGER OF INTERNATIONAL EQUITY OPERATIONS AT NORTHERN CAPITAL MANAGEMENT. PREVIOUSLY, HE WAS A VICE PRESIDENT AND PORTFOLIO MANAGER AT TEMPLETON INVESTMENT COUNSEL, INC. HE WAS INSTRUMENTAL IN FORMING TEMPLETON'S EMERGING MARKETS FUND, THE FIRST LISTED EMERGING MARKETS EQUITY FUND IN THE U.S. RALPH IS A TRUSTEE OF THE GE PENSION TRUST, AND GE'S EMPLOYEE SAVINGS PROGRAM, AND SERVES ON THE GE INVESTMENTS' ASSET ALLOCATION COMMITTEE. HE IS A CHARTERED FINANCIAL ANALYST, A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. RALPH IS A GRADUATE OF THE UNIVERSITY OF WISCONSIN WITH A B.S. IN ECONOMICS AND A M.S. IN FINANCE.

Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999?

A. The International Equity Fund posted a return of 29.50% for the one-year period ended September 30, 1999. For the same period the MSCI EAFE Index rose 30.95%.

Q.   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. At the start of the period in October 1998, the fund had a significantly underweight position in Japan of 5.0% compared with the 20.4% weight in the MSCI EAFE Index. With the Japanese index surging 77.4% during this period, the underweighting has severely hindered performance. This was compensated by good stock selection around the world, primarily in Europe. By September our Japanese weighting had increased to 12.1% as we found more companies restructuring as the year progressed, meeting our investment criteria of cash earnings growth exceeding the price to cash earnings.

     Top performance contributors were telecoms equipment manufacturer, Nokia of Finland, cellular telecoms operator, Mannesmann of Germany, the Taiwanese semiconductor manufacturer Taiwan Semiconductor, and the British engineering company Invensys.

Q.   WHAT CHANGES HAVE YOU MADE IN THE FUND RECENTLY BASED ON CURRENT MARKET
     EVENTS?

A. During the last several months, a number of Japanese companies announced restructuring plans. After extensive research and analysis, we found a few companies where the increase in cash flows is accompanied by reasonable valuations. As a result, we increased our exposure to the Japanese market by starting new positions in Asahi Bank, Fuji Bank, Fujitsu and Asahi Chemical. Other new investments include the French utility company Vivendi and the German engineering company Metallgesellschaft.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The economic environment in Europe has slowed somewhat since the beginning of the year, with Gross Domestic Product growth forecasts for 1999 being in the 1.5% to 2.0% range, compared with 2.5% to 3.0% range earlier this year. Economies are expected to improve in 2000, as the benefits of the introduction of the Euro, lower interest rates and the recent deregulatory changes take effect. In addition, there has been a very high level of corporate merger activity which will lead to improvements in efficiencies and higher margins. So far, the merger and acquisition activity has been mainly within countries, we expect there will be more cross border activity in the future.

     Europe is not the only region of the world to experience a high level of corporate merger and acquisition activity. Japan is also experiencing mergers, the high profile ones have been between banks and other financial companies, within the chemical sector and also in the car manufacturing sector with the link between Renault of France and Nissan. With profitability within corporate Japan being so poor, we anticipate that there will be further corporate link-ups in the future, especially as the Japanese government introduces legislation which will break down some of the barriers which have previously deterred such restructuring. This should lead to corporate managements' becoming more profit oriented and shareholder friendly. However, corporate Japan is at the start of a restructuring period. When assessing restructuring progress, heavy skepticism needs to be applied to wean out the winners from the losers.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
     ----------------------------------------------------------------------
                              [LINE CHART OMITTED]


                 International Equity Fund         MSCI EAFE
                 -------------------------         ---------

11/25/97            $   10,000.00               $   10,000.00
  12/97                 10,266.29                   10,207.24
   3/98                 12,027.37                   11,708.71
   6/98                 12,237.50                   11,833.11
   9/98                 10,066.17                   10,151.26
  12/98                 12,044.22                   12,248.56
   3/99                 12,472.13                   12,419.00
   6/99                 12,847.86                   12,734.62
   9/99                 13,035.72                   13,293.48


----------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURN
               FOR THE PERIODS ENDED SEPTEMBER 30, 1999
----------------------------------------------------------------------
                                ONE          SINCE
                               YEAR        INCEPTION     COMMENCEMENT
-----------------------------------------------------------------------
International Equity Fund     29.50%         15.41%        11/25/97
-----------------------------------------------------------------------
MSCI EAFE                     30.95%         16.64%
-----------------------------------------------------------------------

                          INVESTMENT PROFILE

    A mutual fund designed for investors who seek long-term growth of capital by investing primarily in foreign equity securities.

----------------------------------------------------------------------
                         REGIONAL ALLOCATION
                       AS OF SEPTEMBER 30, 1999
----------------------------------------------------------------------

                               [PIE CHART OMITTED]
                                  EUROPE 70.8%
                                   JAPAN 12.1%
                               OTHER REGIONS 8.0%
                                PACIFIC RIM 7.9%
                                CASH & OTHER 1.2%

-------------------------------------------------------------------
                       TOP TEN LARGEST HOLDINGS
                        AT SEPTEMBER 30, 1999
-------------------------------------------------------------------
  Mannesmann AG                 3.09%
-------------------------------------------------------------------
  AXA-UAP                       2.44%
-------------------------------------------------------------------
  Taiwan Semiconductor
     Manufacturing Co.          2.36%
-------------------------------------------------------------------
  ING Groep N.V.                2.32%
-------------------------------------------------------------------
  Total S.A.                    2.28%
-------------------------------------------------------------------
  Preussag AG                   2.01%
-------------------------------------------------------------------
  Autoliv Inc. SDR              1.83%
-------------------------------------------------------------------
  Invensys PLC                  1.70%
-------------------------------------------------------------------
  Schneider S.A.                1.63%
-------------------------------------------------------------------
  Telefonica S.A.               1.62%
-------------------------------------------------------------------

                      SEE NOTES TO PERFORMANCE.
         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                     SCHEDULE OF INVESTMENTS  SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                            INTERNATIONAL EQUITY FUND

                                             NUMBER
                                          OF SHARES            VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.5%
--------------------------------------------------------------------------------

AUSTRALIA -- 2.1%

Brambles Industries Ltd.                   110,608        $ 3,203,486
Cable & Wireless Optus Ltd.                432,189            930,968(a)
                                                            4,134,454

AUSTRIA -- 0.4%

VA Technologie AG                            9,162            735,451

BRAZIL -- 0.4%

Uniao de Bancos Brasilieros
  S.A. GDR                                  40,839            722,340

CANADA -- 2.1%

Celestica Inc.                              19,453            958,266(a)
CGI Group Inc. (Class A)                    55,051          1,086,558(a)
Clarica Life Insurance Co.                  28,012            421,333(a)
Nortel Networks Corp.                       32,871          1,676,421
                                                            4,142,578

DENMARK -- 1.2%

Novo-Nordisk AS (Series B)                  20,441          2,428,958

FINLAND -- 3.1%

Helsingin Puhelin Oyj                        2,168             91,813
Merita PLC (Series A)                      269,405          1,513,566
Nokia Oyj (Series A)                        22,323          1,997,608
Pohjola Group Insurance
  Corp. (Series B)                          11,222            531,364
Sampo Insurance Co.
  Ltd. (Series A)                           61,001          2,025,132
                                                            6,159,483
[ICON OMITTED] FRANCE -- 19.9%
Aerospatiale Matra (Regd.)                  50,855          1,078,998(a)
Alstom                                      93,742          3,130,033(a)
AXA-UAP                                     38,176          4,825,793
Cap Gemini S.A                              20,319          3,199,822
Carrefour S.A                               18,078          2,891,153
Coflexip S.A. ADR                           29,722          1,419,225
Elf Aquitaine S.A. ADR                       5,628            982,109
Lagardere S.C.A                             64,010          2,655,601
Lyonnaise Des Eaux S.A                      10,406          1,683,020
Michelin CGDE (Regd.) (Class B)             58,332          2,750,859
Rhone-Poulenc S.A. (Class A)                53,339          2,752,634
Schneider S.A                               44,252          3,234,830
Societe Generale                             8,912          1,834,923
STMicroelectronics N.V                      21,459          1,671,408
Total S.A. (Class B)                        35,997          4,519,705
Vivendi                                     10,758            754,933
                                                           39,385,046


                                             NUMBER
                                          OF SHARES            VALUE
--------------------------------------------------------------------------------

[ICON OMITTED] GERMANY -- 12.3%
Bayerische Vereinsbank AG                    17,873        $ 1,042,173
DaimlerChrysler AG                           22,390          1,541,417
Deutsche Bank AG                             35,522          2,375,552
Fresenius Medical Care AG                    39,810          2,634,780
Mannesmann AG                                38,322          6,116,475
Metallgesellschaft AG                        87,458          1,768,133
Muenchener Rueckversicherungs-
  Gesellschaft AG (Regd.)                    11,223          2,265,364(a)
Preussag AG                                  78,904          3,971,202
Veba AG                                      46,402          2,540,293
                                                            24,255,389

GREECE -- 1.0%

Alpha Credit Bank (Regd.)                     2,773            222,224
Hellenic Telecommunication
  Organization S.A. ADR                      54,500            609,719
Hellenic Telecommunication
  Organization S.A. GDR                      45,510          1,060,977
                                                             1,892,920

HONG KONG -- 1.3%

Giordano International Ltd.                 896,000            709,381
Johnson Electric Holdings Ltd.              394,400          1,903,989
                                                             2,613,370

IRELAND -- 1.5%

Bank of Ireland                             182,550          1,485,953
CRH PLC                                      82,461          1,568,837
                                                             3,054,790

ISRAEL -- 3.4%

Comverse Technology Inc.                     32,195          3,036,391(a)
ECI Telecommunications Ltd.                  79,629          1,965,841
Teva Pharmaceutical Industries
  Ltd. ADR                                   33,900          1,705,594
                                                             6,707,826

ITALY -- 2.4%

Banca Intesa S.p.A                          351,748          1,470,910
Montedison S.p.A                            112,311            219,888
Saipem                                      372,433          1,604,963
Telecom Italia Mobile S.p.A                  63,324            393,498
Telecom Italia S.p.A                        128,381          1,114,686
Unicredito Italiano S.p.A                     3,224             15,746
                                                             4,819,691
[ICON OMITTED] JAPAN-- 12.1%
Asahi Bank Ltd.                              58,000            415,527
Asahi Chemical Industry Co. Ltd.            241,000          1,338,388
Canon Inc.                                   86,000          2,496,722
Fujitsu Ltd.                                 78,000          2,425,173
Mazda Motor Corp.                           362,000          1,810,339
Minebea Co. Ltd.                            206,000          2,614,066
Mitsukoshi Ltd.                             138,000            825,829(a)
NAMCO Ltd.                                    5,900            232,066
Promise Co. Ltd.                              9,000            722,326

----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

Shin-Etsu Chemical Co.                         52,000        $ 2,162,203
Sony Corp.                                     20,100          2,994,859
Sumitomo Electric Industries                  175,000          2,392,770
The Fuji Bank Ltd.                             57,000            690,747
Toshiba Corp.                                 395,000          2,933,462
                                                              24,054,477

MEXICO -- 2.0%

Desc S.A. de C.V. (Series B)                  216,200            184,984
Desc S.A. de C.V. ADR (Class C)                32,634            546,620
Grupo Carso S.A. de C.V. ADR                  131,709          1,078,367
Grupo Financiero Banamex
  Accival S.A. de C.V. (Class B)              567,912          1,021,634(a)
Grupo Televisa S.A. GDR                        30,264          1,208,669(a)
                                                               4,040,274
[ICON OMITTED] NETHERLANDS -- 6.8%
CSM N.V                                         2,218            106,557
IHC Caland N.V                                 40,566          2,011,453
ING Groep N.V                                  84,517          4,586,443
Ispat International N.V
  (Regd.) (Class A)                            40,986            427,791
Koninklijke Ahold N.V                          67,017          2,203,460
Philips Electronics N.V                        31,099          3,127,088
Vendex KBB N.V                                 37,009          1,063,244
                                                              13,526,036

PANAMA -- 0.1%

Panamerican Beverages
  Inc. (Class A)                                6,475            107,242

PHILIPPINES -- 0.2%

San Miguel Corp. S.A                          244,790            371,075

POLAND -- 0.4%

Telekomunikacja Polska S.A
  GDR (Series A)                              184,784            886,963(b)

PORTUGAL -- 0.7%

Banco Comercial
  Portugues (Regd.)                            33,120            891,605
Jeronimo Martins, SGPS, S.A                    15,539            439,812
Portugal Telecom S.A                            1,103             45,866
                                                               1,377,283

SOUTH KOREA -- 1.7%

Kookmin Bank GDR                               42,900            537,793
Korea Telecom Corp. ADR                        16,281            602,397(a)
Korea Telecom Corp.                             7,640            471,652
Pohang Iron & Steel Co. Ltd.                   10,916          1,224,853
Pohang Iron & Steel Co. Ltd. ADR               14,947            468,028
                                                               3,304,723



                                                NUMBER
                                             OF SHARES          VALUE
--------------------------------------------------------------------------------

SPAIN -- 2.5%

Argentaria, Caja Postal y Banco
  Hipotecario de Espana, S.A                     51,231      $ 1,126,224
Repsol S.A                                       28,580          559,250
Telefonica S.A                                  200,883        3,212,654(a)
                                                               4,898,128

SWEDEN -- 4.3%

Autoliv Inc. SDR                                 96,036        3,622,009
Ericsson LM Telephone (Series B)                 75,658        2,345,555
Investor AB (Series B)                           23,756          281,256
Invik & Co. AB                                    5,122          328,213
Kinnevik AB (Series B)                            9,950          176,703
NetCom Systems AB (Series B)                     21,542          799,313(a)
Pharmacia & Upjohn Inc.                          18,002          893,349
                                                               8,446,398

SWITZERLAND -- 2.7%

ABB AG                                              760        1,249,384
ABB Ltd                                           1,738          179,295(a)
Credit Suisse AG                                  8,401        1,537,621
Novartis AG (Regd.)                               1,122        1,662,277
Zurich Allied AG                                  1,421          791,599
                                                               5,420,176

TAIWAN -- 2.6%

Synnex Technology International
  Corp. GDR                                      22,841          419,703(b)
Taiwan Semiconductor
  Manufacturing Co.                           1,110,413        4,668,981(a)
                                                               5,088,684
[ICON OMITTED] UNITED KINGDOM -- 11.3%
Airtours PLC                                    475,582        3,031,975
British Energy PLC                               25,358          172,206
British Steel PLC                               474,999        1,204,265
Cable & Wireless
  Communication PLC                             215,034        2,198,404(a)
Cable & Wireless PLC                             10,715          116,513
Commercial Union PLC                             53,930          829,251
FKI PLC                                         434,416        1,365,991
Granada Group PLC                               332,170        2,860,032
Invensys PLC                                    691,121        3,356,486
Nycomed Amersham PLC                            230,032        1,427,705
Railtrack Group PLC                              38,633          815,371
Reed International PLC                          154,459          928,143
Royal & Sun Alliance
  Insurance Group PLC                           253,347        2,014,521
Saatchi & Saatchi PLC                            70,630          243,486
SEMA Group PLC                                   34,160          417,283
Somerfield PLC                                  497,180        1,072,244
Williams PLC                                     59,509          317,422
                                                              22,371,298

TOTAL COMMON STOCK
  (COST $183,334,426)                                        194,945,053

----------

See Notes to Schedule of Investments and Notes to Financial Statements.

                                     SCHEDULE OF INVESTMENTS  SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                                                 NUMBER
                                               OF SHARES            VALUE
--------------------------------------------------------------------------------

PREFERRED STOCK -- 0.3%
--------------------------------------------------------------------------------
Henkel KGaA
   (COST $ 730,606)                              9,663           $ 606,632
--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
GERMANY -- 0.0%

Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.), 06/03/02
   (COST $ 0)                                      181              6,202(a)

TOTAL INVESTMENTS IN SECURITIES
  (COST $184,065,032)                                         195,557,887

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.0%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $1,000)                                1,000              1,000

OTHER ASSETS AND LIABILITIES,
  NET 1.2%                                                      2,415,292
================================================================================


NET ASSETS -- 100%                                           $197,974,179
================================================================================


--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)

The International Equity Fund invested in the following sectors at September 30, 1999:

                            PERCENTAGE (BASED ON
SECTOR                        TOTAL NET ASSETS)
---------------------------------------------------

Capital Equipment                  28.59%
Services                           23.67%
Finance                            18.31%
Consumer Goods                     13.73%
Multi Industry                      5.50%
Materials                           4.55%
Energy                              4.43%
Cash and Other                      1.22%
                                ---------
                                  100.00%
                                =========


[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE
               U.S. EQUITY FUND AT SEPTEMBER 30, 1999.

----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                              EUROPE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

MICHAEL J. SOLECKI IS THE PORTFOLIO MANAGER OF THE EUROPE EQUITY FUND AND HAS SERVED THE FUND IN THAT CAPACITY SINCE ITS INCEPTION. MIKE ALSO SERVES AS PORTFOLIO MANAGER OF THE GEEUROPE EQUITY FUND AND AS CO-PORTFOLIO MANAGER OF THE GE GLOBAL EQUITY FUND. MIKE HAS MORE THAN 9 YEARS OF INVESTMENT EXPERIENCE AND JOINED GEINVESTMENTS IN 1990. HE IS CURRENTLY A VICE PRESIDENT OF GE INVESTMENTS. MIKE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE HOLDS A B.S. IN FINANCE FROM WESTERN NEW ENGLAND COLLEGE.

Q. HOW DID THE EUROPE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD FROM THE FUND'S INCEPTION (JANUARY 29,1999) THROUGH SEPTEMBER 30, 1999?

A. The Europe Equity Fund posted a return of negative 0.30% for the period since inception (January 29, 1999) through September 30, 1999. For the same period the MSCI Europe Index posted a negative 0.63% return.

Q.   WHAT CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The largest performance drivers in the fund since its inception, in January, were within the telecommunications, energy and capital equipment sectors. United Kingdom based Kingston Communication, Finnish based Sonera and German based Mannesmann were positive contributors to performance. Capital equipment groups ABB and Alstom merged their power generation equipment businesses to create the world's largest such company. French based oil company Elf Aquitaine agreed to merge with newly created Total Fina to create one of the world's largest oil groups.

Q.   DESCRIBE THE INVESTMENT OPPORTUNITIES IN EUROPE.

A. Europe has changed considerably throughout the 1990s and a number of positive catalysts have developed along the way that will continue to drive growth. Interest rates have fallen significantly during the decade as inflation rates have converged. Long-term interest rates in Spain and Italy were in the double digits as recently as four years ago -- today they have converged to near 5.5%. Inflation rates are currently 1.5% and likely to remain below the ECB (European Central Bank) target of 2% for the near future. We believe the combination of low inflation with deregulation and increased competition creates a dynamic environment rich in restructuring and re-engineering opportunities. Using 1980 as a base year, France and Germany managed to reduce their manufacturing workforce by nearly 30%. With double-digit unemployment rates, the Europeans are very familiar with the concept of "Corporate Downsizing". During this process many industrial conglomerates successfully re-balanced their business mix by reducing their dependence on pure manufacturing and increased their service and technology content. As a result, companies have managed to improve their returns and equity investors have re-rated their shares. Deregulation, low interest rates and a single economic zone have accelerated merger and acquisition activity in Europe recently. After $840 billion in activity in 1998, 1999 is set to break the $1 trillion level. These business combinations are creating global leaders at reasonable valuations. For example, French based Carrefour and Promodes merged to form one of the world's largest retailers; Siebe and BTR merged to form a leading process control group; and BNP and Paribas, two French based banks, have created the largest bank in Europe. With high savings rates, low interest rates and a dynamic corporate environment, Europeans are allocating more to equities. We believe it will continue.

Q.   WHAT IS THE OUTLOOK FOR THE FUND?

     The fund is currently overweight in capital goods and telecommunications companies with positions in Invensys, ABB, Ericsson and Mannesmann. We are currently underweighted in banks preferring the low valuations of insurance companies within the European financial services sector.

                                                              EUROPE EQUITY FUND
--------------------------------------------------------------------------------

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
     ----------------------------------------------------------------------
                                 [LINE GRAPH OMITTED]

                 Europe Equity Fund         MSCI Europe
                 ------------------         -----------
 1/29/99            $   10,000.00         $   10,000.00
    2/99                 9,460.00              9,746.20
    3/99                 9,620.00              9,852.43
    4/99                 9,910.00             10,146.04
    5/99                 9,390.00              9,658.72
    6/99                 9,700.00              9,821.76
    7/99                10,150.00              9,913.01
    8/99                10,280.00             10,013.72
    9/99                 9,970.00              9,936.52

     ----------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                     FOR THE PERIOD ENDED SEPTEMBER 30, 1999
     ----------------------------------------------------------------------

                              SINCE
                            INCEPTION        COMMENCEMENT
---------------------------------------------------------------------------
Europe Equity Fund             (0.30)%          1/29/99
---------------------------------------------------------------------------
MSCI Europe                    (0.63)%
---------------------------------------------------------------------------

                          INVESTMENT PROFILE

    A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of issuers located in developed
                              European countries.

     ----------------------------------------------------------------------
                               REGIONAL ALLOCATION
                            AS OF SEPTEMBER 30, 1999
     ----------------------------------------------------------------------

                               [PIE GRAPH OMITTED]

                             DEVELOPED EUROPE 93.1%
                              EMERGING EUROPE 3.1%
                                CASH & OTHER 2.4%
                                OTHER (U.S.) 1.4%

----------------------------------------------------------------------
                       TOP TEN LARGEST HOLDINGS
                        AT SEPTEMBER 30, 1999
----------------------------------------------------------------------
  Mannesmann AG                                 3.65%
----------------------------------------------------------------------
  Total S.A                                     3.62%
----------------------------------------------------------------------
  AXA-UAP                                       3.26%
----------------------------------------------------------------------
  Kingston Communication (Hull) PLC             2.88%
----------------------------------------------------------------------
  Rhone-Poulenc S.A                             2.85%
----------------------------------------------------------------------
  Philips Electronics N.V                       2.69%
----------------------------------------------------------------------
  ING Groep N.V                                 2.40%
----------------------------------------------------------------------
  Invensys PLC                                  2.24%
----------------------------------------------------------------------
  Ericsson LM Telephone                         2.20%
----------------------------------------------------------------------
  Autoliv Inc.                                  2.19%
----------------------------------------------------------------------

                      SEE NOTES TO PERFORMANCE.
         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                     SCHEDULE OF INVESTMENTS  SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                 EUROPE EQUITY FUND

                                           NUMBER
                                        OF SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.4%
--------------------------------------------------------------------------------

BELGIUM -- 0.2%

Telinfo N.V                                   209        $   20,015

DENMARK -- 1.9%

Novo-Nordisk AS (Series B)                  1,211           143,901
Tele Danmark AS (Series B)                    740            44,072
                                                            187,973
[ICON OMITTED] FINLAND -- 4.5%

Nokia Oyj (Series A)                        1,038            92,887
Perlos Oyj                                  1,913            25,750(a)
Pohjola Group Insurance
  Corp. (Series B)                            611            28,931
Sampo Insurance Co.
  Ltd. (Series A)                           3,520           116,858
Sonera Group Oyj                            6,561           189,889(a)
                                                            454,315
[ICON OMITTED] FRANCE -- 25.1%

Aerospatiale Matra (Regd.)                  2,741            58,156(a)
Alstom                                      5,128           171,223(a)
AXA-UAP                                     2,603           329,043
Cap Gemini S.A                                878           138,267
Carrefour S.A                                 860           137,537
Coflexip S.A. ADR                             522            24,926
Credit Lyonnais                             4,596           135,023(a)
Elf Aquitaine S.A. ADR                        525            91,615
Lagardere S.C.A                             4,825           200,176
Michelin CGDE (Regd.) (Class B)             2,736           129,026
Rhone-Poulenc S.A. (Class A)                5,575           287,706
Schneider S.A                               2,839           207,531
Societe Generale                              640           131,772
STMicroelectronics N.V                      1,271            98,996
Total S.A. (Class B)                        2,904           364,620
Vivendi                                       336            23,578
                                                          2,529,195
[ICON OMITTED] GERMANY -- 11.6%

Deutsche Bank AG                            1,312            87,741
Fresenius Medical Care AG                   3,036           200,934
Mannesmann AG                               2,306           368,055
Metallgesellschaft AG                       6,049           122,292
Muenchener Rueckversicherungs-
  Gesellschaft AG (Regd.)                     143            28,864(a)
Preussag AG                                 4,196           211,183
Veba AG                                     2,693           147,429
                                                          1,166,498

GREECE -- 2.6%

Antenna TV S.A. ADR                        10,550            97,587(a)
Hellenic Telecommunication
  Organization S.A. ADR                     6,782            75,874


                                               NUMBER
                                            OF SHARES           VALUE
--------------------------------------------------------------------------------

Hellenic Telecommunication
  Organization S.A. GDR                         3,340        $   77,865
STET Hellas
  Telecommunications S.A. ADR                     841            15,874(a)
                                                                267,200

IRELAND -- 3.4%

Bank of Ireland                                16,358           133,154(a)
CRH PLC                                         9,330           177,505
Jefferson Smurfit Group PLC                    10,354            30,563
                                                                341,222

ITALY -- 2.7%

Banca Intesa S.p.A                              6,605            27,620
Saipem                                         31,132           134,160
Telecom Italia S.p.A                           13,000           112,875
                                                                274,655
[ICON OMITTED] NETHERLANDS -- 10.1%

CSM N.V                                           359            17,247
IHC Caland N.V                                  4,001           198,388
ING Groep N.V                                   4,457           241,866
Ispat International N.V. (Regd.)
  (Class A)                                     1,261            13,162
Koninklijke Ahold N.V                           4,036           132,700
Koninklijke Hoogovens N.V                         185            10,492
Koninklijke KPN N.V                               408            17,865
Philips Electronics N.V                         2,697           271,190
Unique International N.V                        1,364            31,495
Vendex KBB N.V                                  3,029            87,021
                                                              1,021,426

POLAND -- 0.5%

Telekomunikacja Polska S.A
  GDR (Series A)                               10,735            51,528(b)

PORTUGAL -- 2.1%

Jeronimo Martins, SGPS, S.A                     2,253            63,768
Portugal Telecom S.A                              258            10,728
Telecel-Comunicacoes
  Pessoais S.A                                  1,091           134,523
                                                                209,019

SPAIN -- 3.5%

Argentaria, Caja Postal y Banco
  Hipotecario de Espana, S.A                    2,853            62,718
Sol Melia S.A                                   7,486            90,169(a)
Telefonica Publicidad e
  Informacion S.A                               1,353            31,313(a)
Telefonica S.A                                 10,356           165,620(a)
                                                                349,820

SWEDEN -- 4.4%

Autoliv Inc. SDR                                5,863           221,124
Ericsson LM Telephone (Series B)                7,168           222,223
                                                                443,347

----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                              EUROPE EQUITY FUND
--------------------------------------------------------------------------------

                                                 NUMBER
                                              OF SHARES         VALUE
--------------------------------------------------------------------------------

SWITZERLAND -- 3.5%

ABB AG                                              71        $116,719
ABB Ltd.                                           307          31,670(a)
Credit Suisse Group                                416          76,140
Novartis AG (Regd.)                                 87         128,893
                                                               353,422
[ICON OMITTED] UNITED KINGDOM -- 19.9%

Airtours PLC                                    19,907         126,913
BG PLC                                           6,484          37,254
British Energy PLC                               7,203          48,915(a)
British Steel PLC                               11,312          28,679
Cable & Wireless
  Communication PLC                             16,518         168,872(a)
Cable & Wireless PLC                            15,257         165,902
Commercial Union PLC                             7,364         113,232
Dixons Group PLC                                   555           9,950
FKI PLC                                         10,857          34,139
Granada Group PLC                               23,198         199,738
Invensys PLC                                    46,488         225,773
Kingston Communication
  (Hull) PLC                                    42,957         290,660(a)
Mayflower Corp. PLC                              8,385          30,991
Nycomed Amersham PLC                            12,614          78,289
Reed International PLC                          19,962         119,952
Royal & Sun Alliance
  Insurance Group PLC                           14,080         111,959
Somerfield PLC                                  40,695          87,765
Tesco PLC                                        4,989          15,605
United Assurance Group PLC                      14,326          92,453
Williams PLC                                     4,577          24,414
                                                             2,011,455

UNITED STATES -- 1.4%

Global TeleSystems Group Inc.                    4,737          93,408(a)
UnitedGlobalCom Inc.                               484          34,666(a)
Viatel Inc.                                        388          11,470(a)
                                                               139,544

TOTAL COMMON STOCK
  (COST $9,859,377)                                          9,820,634


----------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
----------------------------------------------------------------------

ProSieben Media AG
  (COST $20,291)                                  444          19,134

TOTAL INVESTMENTS IN SECURITIES
  (COST $9,879,668)                                         9,839,768


----------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.7%
----------------------------------------------------------------------

GEI Short Term Investment Fund
  (COST $73,485)                                73,485        73,485

OTHER ASSETS AND LIABILITIES,
  NET 1.7%                                                   166,431
======================================================================


NET ASSETS -- 100%                                       $10,079,684
======================================================================




OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Europe Equity Fund invested in the following sectors at September 30, 1999:

                              PERCENTAGE (BASED ON
SECTOR                          TOTAL NET ASSETS)
------------------------------------------------------

Services                            34.35%
Capital Equipment                   17.82%
Finance                             17.04%
Consumer Goods                      13.69%
Energy                               6.84%
Multi Industry                       5.29%
Materials                            2.58%
Cash and Other                       2.39%
                                  --------
                                   100.00%
                                  ========


[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE U.S.
               EQUITY FUND AT SEPTEMBER 30, 1999.


----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                           EMERGING MARKETS FUND
--------------------------------------------------------------------------------
Q&A

RALPH LAYMAN LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE EMERGING MARKETS FUND. REFER TO PAGE 23 FOR HIS BIOGRAPHICAL DETAILS.

Q. HOW DID THE EMERGING MARKETS FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999?

A. The Emerging Markets Fund posted a return of 69.62% for the one-year period ended September 30, 1999. For the same period, the MSCI Emerging Markets Free Index posted a return of 56.52%.

Q.   WHAT DROVE THE FUND'S PERFORMANCE?

A. Stock selection in Asia and Emerging Europe were the primary drivers of our performance this year. Our holdings in India have strongly outperformed the Asian index, especially our media and information technology ("IT") services stocks. In Emerging Europe, our Greek names have posted large returns, especially Petzetakis, a pipe manufacturer (+733% for the 12 month period), and Delta Informatics, an IT services firm (+328% for the 12 month period). Our regional asset allocation has been hurt by our underweight in Asia, especially in the strong Korean market.

Q.   WHAT CHANGES HAVE YOU MADE RECENTLY IN THE FUND BASED ON CURRENT MARKET
     EVENTS?

A. In Emerging Asia, we reduced our exposure to Korea in the last quarter, and increased the weights of our Taiwan holdings. Despite continuing financial and corporate restructuring, and the strong commitment of the government to reform, we felt that the Korean market was being driven by excess domestic liquidity and that prices had moved ahead of the fundamentals.

     In Emerging Europe/Africa, recent trading has been largely limited to the existing names in the portfolio. We consistently trimmed positions in Greece, taking advantage of the market's strength, and in some cases, the increased liquidity. The proceeds were partly used to increase our exposure to the technology holdings in Israel. Other new positions initiated include Johnnies Industrial in South Africa as an alternative route to investing in the cellular provider M-Cell, and Netia Holdings, which provides telecom services for businesses in Poland.

     In Latin America, we started a position in Alfa, a Mexican conglomerate that will benefit from rising petrochemical prices.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Despite the reasonably positive backdrop, we have modest expectations for the emerging markets in the fourth quarter of 1999. Our concern is that global money managers will adopt a wait-and-see stance ahead of the Year 2000 computer issue, and the U.S. Federal Reserve's decision on future interest rate hikes. We expect to turn more positive on the asset class in 2000 when stronger economic growth worldwide should translate into another good year.

     We continue to emphasize stock picking in our fund. Emerging markets are increasingly populated with entrepreneurial firms in the telecommunications, media and technology sectors which tend to offer investors high growth with reasonable valuations. We are optimistic on the outlook for these companies and would highlight the following -- first these newer firms offer higher value-added services than the traditional emerging market enterprises. Secondly, the large percentage of overseas revenues for these firms should shield them from local economic troubles. Finally, these firms appear to be attractively valued relative to their peers in the developed world.

                                                           EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
     ----------------------------------------------------------------------
                               [LINE GRAPH OMITTED]

                    Emerging Markets Fund         MSCI EMF
                    ---------------------         --------

11/25/97              $   10,000.00           $   10,000.00
12/97                     10,215.36               10,360.82
3/98                      11,068.31               11,002.51
6/98                       9,392.51                8,406.09
9/98                       6,803.55                6,556.09
12/98                      8,159.95                7,735.48
3/99                       9,467.96                8,697.53
6/99                      11,258.92               10,819.45
9/99                      11,691.57               10,261.85


----------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURN
               FOR THE PERIODS ENDED SEPTEMBER 30, 1999
----------------------------------------------------------------------
                             ONE         SINCE
                             YEAR      INCEPTION       COMMENCEMENT
----------------------------------------------------------------------
Emerging Markets Fund        69.62%       8.06%          11/25/97
----------------------------------------------------------------------
MSCI EMF                     56.52%       1.41%
----------------------------------------------------------------------

                          INVESTMENT PROFILE

    A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of issuers that are located in emerging markets countries.

----------------------------------------------------------------------
                         REGIONAL ALLOCATION
                       AS OF SEPTEMBER 30, 1999
----------------------------------------------------------------------

                               [PIE GRAPH OMITTED]
                                   ASIA 39.0%
                               LATIN AMERICA 23.6%
                                  EUROPE 20.2%
                           MIDDLE EAST & AFRICA 14.9%
                                CASH & OTHER 2.3%


     ----------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 1999
     ----------------------------------------------------------------------

Taiwan Semiconductor
Manufacturing Co.                               2.98%
--------------------------------------------------------------------------------
NIIT Ltd.                                       2.65%
--------------------------------------------------------------------------------
Satyam Computer Services Ltd.                   2.07%
--------------------------------------------------------------------------------
Datacraft Asia Ltd.                             1.98%
--------------------------------------------------------------------------------
Telecomunicacoes Brasileiras S.A. ADR           1.96%
--------------------------------------------------------------------------------
Mastek Ltd.                                     1.90%
--------------------------------------------------------------------------------
Compal Electronics Inc.                         1.87%
--------------------------------------------------------------------------------
Grupo Televisa S.A. GDR                         1.84%
--------------------------------------------------------------------------------
A.G. Petzetakis S.A.                            1.80%
--------------------------------------------------------------------------------
Delta Informatics S.A. (Regd.)                  1.78%
--------------------------------------------------------------------------------


                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                              EMERGING MARKETS FUND

                                                       NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 90.4%
--------------------------------------------------------------------------------

ARGENTINA -- 1.0%

Banco De Galicia y Buenos
  Aires S.R. ADR (Class B)                          1,098        $   22,852
CEI Citicorp Holdings S.A.
  (Class B)                                         9,432            28,584(a)
Telecom Argentina S.A. ADR                            955            25,486
Telefonica de Argentina
  S.A. ADR (Class B)                                  378             9,970
                                                                     86,892

BRAZIL -- 1.2%

Companhia Cervejaria
  Brahma ADR                                          953            11,436
Companhia de Eletricidade do
  Estado do Rio de Janeiro                     37,700,000             7,265(a)
Companhia de Saneamento
  Basico de Estado de Sao Paulo                   292,689            18,903
Companhia Siderurgica
  Nacional ADR                                        118             3,039
Petroleo Brasiliero S.A. ADR                          343             5,377
Telecomunicacoes
  Brasileiras S.A. ADR                              1,640                51(a)
Uniao de Bancos
  Brasilieros S.A. GDR                              3,169            56,052
                                                                    102,123

CHILE -- 0.8%

Companhia de Telecomunicaciones
  de Chile S.A. ADR                                   826            14,920
Enersis S.A. ADR                                      739            15,426
Vina Concha Y Toro ADR                                972            36,693
                                                                     67,039

CHINA -- 0.3%

Brilliance China Automotive
  Holdings Ltd.                                       160             4,210
Guangdong Kelon Electrical
  Holdings Co. Ltd.                                 9,000             9,037
Huaneng Power
  International Inc. ADR                              199             2,475
Jiangsu Expressway Co. Ltd.                        18,000             2,920
Shenzhen Expressway Co. Ltd.                       56,000             9,011
                                                                     27,653

CROATIA -- 0.8%

Pliva D D GDR (Regd.)                               3,595            35,590
Zagrebacka Banka GDR                                4,285            32,995(b)
                                                                     68,585

CZECH REPUBLIC -- 0.5%

Ceske Radiokomunikace GDR                           1,225            43,794(a,b)

                                                 NUMBER
                                              OF SHARES             VALUE
--------------------------------------------------------------------------------

DOMINICAN REPUBLIC -- 0.5%

TRICOM S.A. ADR                                 4,958            $ 39,664(a)

EGYPT -- 2.4%

Al-Ahram Beverage Co.
  S.A.E. GDR                                    1,535              44,822(a)
EFG-Hermes Holding
  S.A.E. GDR                                    1,299              14,938(b)
Egypt Mobile Phone                              4,990             116,905(a)
Olympic Group Financial
  Investment Co.                                8,753              28,068
                                                                  204,733

ESTONIA -- 0.8%

AS Eesti Telekom GDR                            4,166              68,739

GHANA -- 0.1%

Home Finance Co.                               18,516               5,143(a)

[ICON OMITTED] GREECE -- 10.6%

A.G. Petzetakis S.A                             4,672             154,301(a)
Agricultural Bank of Greece                     4,686             105,604
Alfa Beta Vassilopoulos
  S.A. (Regd.)                                  3,535             134,205
Alpha Credit Bank (Regd.)                         940              75,330
Attica Enterprises S.A                          2,883              70,572
Delta Informatics S.A. (Regd.)                  1,670             152,947
Intrasoft S.A                                   1,690              87,389
Panafon Hellenic
  Telecom S.A                                   1,200              32,638
STET Hellas Telecommunications
  S.A. ADR                                      5,139              96,999(a)
                                                                  909,985

HUNGARY -- 1.5%

BorsodChem RT                                     796              22,430
Magyar Tavkozlesi RT ADR                        1,538              41,910
OTP Bank RT                                       684              30,381
Synergon Information
  Systems GDR                                   2,627              30,605(a,b)
                                                                  125,326

[ICON OMITTED] INDIA -- 13.3%

Aptech Ltd.                                     2,400              46,747
Aptech Ltd.                                     2,190              42,657(a)
Bharat Heavy Electricals Ltd.                     761               4,768(a)
BSES Ltd.                                       1,450               6,106
Cipla Ltd.                                        650              58,907
Dr. Reddy's Laboratories Ltd.                   1,200              40,565
HDFC Bank Ltd.                                  1,310               7,989(a)
Leading Edge Systems Ltd.                         400               4,747(a)
Mastek Ltd.                                     2,300             163,190
NIIT Ltd.                                       3,517             228,050(h)
Pentafour Software & Exports Ltd.              10,400             143,201
Satyam Computer Services Ltd.                   6,928             178,228
Sun Pharmaceutical
  Industries Ltd.                               1,889              50,633(h)
Tata Infotech Ltd.                                225               3,627(a)

----------

See Notes to Schedule of Investments and Notes to Financial Statements.

                                                           EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                              NUMBER
                                           OF SHARES               VALUE
--------------------------------------------------------------------------------

Wipro Ltd.                                     2,210          $   68,468
Zee Telefilms Ltd.                               900              92,344
                                                               1,140,227

INDONESIA -- 0.6%

PT Astra International Inc.                   32,500               9,662(a)
PT Gudang Garam                                2,500               5,060
PT Hanjaya Mandala Sampoerna                  11,000              19,522(a)
PT International Nickel                       13,000              10,150(a)
PT Mulia Industrindo                         118,500               6,050
                                                                  50,444

[ICON OMITTED] ISRAEL -- 8.3%

AudioCodes Ltd.                                1,838              69,155(a)
Comverse Technology Inc.                       1,352             127,510(a)
ECI Telecommunications Ltd.                    2,893              71,421
Elbit Ltd.                                     4,024              51,809(a)
Fundtech Ltd.                                  4,009              89,451(a)
Geo Interactive Media
  Group PLC                                   18,783              53,805(a)
Orbotech Ltd.                                  1,471              91,018(a)
Sapiens International
  Corp. N.V                                    8,218              91,425(a)
Teva Pharmaceutical
  Industries Ltd. ADR                          1,312              66,010
                                                                 711,604

KAZAKHSTAN -- 0.7%

Efes Sinai Yatirim Holding A.S             3,485,597              33,240(a)
Kazkommertsbank GDR                            3,994              30,954(a)
                                                                  64,194

[ICON OMITTED] MEXICO -- 12.6%

Alfa S.A. (Series A)                           5,390              22,799
Cemex S.A. de CV ADR                           1,400              33,775(a)
Cifra S.A. de CV                              34,179              53,809(a)
Coca-Cola Femsa S.A. de C.V. ADR               3,308              45,692
Controladora Comercial
  Mexicana S.A. de C.V                        44,447              38,600
Desc S.A. de C.V. (Series B)                  39,311              33,635
Empresas ICA Sociedad
  Controladora S.A. de C.V. ADR                1,858               5,458
Fomento Economico
  Mexicano S.A. de C.V. ADR                    1,194              37,387
Geo S.A. de C.V                               35,748              90,421(a)
Grupo Carso S.A. de C.V. ADR                   3,305              27,060
Grupo Continental S.A                         43,823              52,963
Grupo Elektra S.A. de C.V. GDR                 3,787              18,225
Grupo Financiero Banamex
  Accival S.A. de C.V. (Class B)              32,911              59,205(a)
Grupo Financiero Bancomer
  S.A. ADR (Series C)                         12,664              55,405(b)
Grupo Financiero Banorte
  S.A. de C.V                                 88,544              91,858(a)
Grupo Industrial Bimbo
  S.A. de C.V                                 23,682              49,644
Grupo Iusacell S.A. ADR                        3,641              34,590(a)
Grupo Televisa S.A. GDR                        3,962             158,232(a)
Pepsi-Gemex S.A. GDR                           1,430               8,133(a)
Telefonos De Mexico S.A. ADR                   1,766             125,827


                                             NUMBER
                                          OF SHARES                VALUE
--------------------------------------------------------------------------------

Tubos de Acero de Mexico
  S.A. ADR                                     1,876          $   22,981
TV Azteca S.A. de C.V. ADR                     4,312              21,560
                                                               1,087,259

NETHERLANDS -- 0.3%

Indigo N.V                                     9,338              28,306(a)

PANAMA -- 0.2%

Banco Latinoamericano de
  Exportaciones, S.A. (Class E)                  694              15,875

PHILIPPINES -- 1.6%

Benpres Holdings Corp.                       178,700              31,021(a)
Equitable Bank                                12,030              25,001(a)
Metropolitan Bank & Trust Co.                  6,800              49,878
San Miguel Corp. S.A                          16,170              24,512
Solid Group Inc.                             192,600               5,557(a)
SPI Technologies Inc.                         18,150               4,770
                                                                 140,739

POLAND -- 2.4%

Bank Slaski S.A                                  282              14,099
BRE Bank S.A                                     445              11,559
Elektrim Spolka Akcyjna S.A                    4,592              42,558
Netia Holdings S.A. ADR                        1,347              23,572(a)
Powszechny Bank Kredytowy S.A                    939              15,802
Prokom Software S.A. GDR                       3,954              37,168(b)
Telekomunikacja Polska S.A
  GDR (Series A)                              13,021              62,501(b)
                                                                 207,259

RUSSIA -- 1.0%

LUKoil Holding ADR                               893              24,111
PLD Telekom Inc.                              11,433              28,583(a)
Premier Telesports Ltd.                        1,156               9,840(a)
Sun Interbrew Ltd. GDR (Class B)               3,894              13,901(a)
Sun Interbrew Ltd. GDR (Class A)               3,894              13,902(a)
                                                                  90,337

SINGAPORE -- 2.0%

Datacraft Asia Ltd.                           38,689             170,232

SOUTH AFRICA -- 4.1%

Dimension Data Holdings Ltd.                  19,767              78,541(a)
Education Investment Corp. Ltd.               30,202              17,761
Johnnies Industrial Corp. Ltd.                 9,865              64,918
M-Cell Ltd.                                   16,686              27,520
Nedcor Investment Bank Holdings                2,442               1,465(a)
Nedcor Ltd.                                    4,343              85,087
Network Healthcare Holdings Ltd.             234,808              23,471
Softline Ltd.                                 52,837              55,456(a)
                                                                 354,219

SOUTH KOREA -- 7.2%

Dae Duck Electronics Co.                      10,882             120,762
Hanvit Bank GDR                                1,348               9,436(a,b)

----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                           EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                              NUMBER
                                           OF SHARES              VALUE
--------------------------------------------------------------------------------

Kookmin Bank                                   3,430          $   42,998(a)
Korea Telecom Corp. ADR                          390              14,430(a)
Korea Telecom Corp.                            1,060              65,439
Medison Co. Ltd.                               7,317              78,192
Pohang Iron & Steel Co. Ltd. ADR               1,070             120,062
S1 Corp.                                         251              42,194
Samsung Electronics                              559              90,524
Sindo Ricoh Co.                                  292              10,778
Youngone Corp.                                11,450              21,460
                                                                 616,275
[ICONOMITTED] TAIWAN -- 12.7%

Asustek Computer Inc.                          9,605              95,596
Chroma Ate Inc.                               14,800              39,156(a)
Compal Electronics Inc.                       50,850             160,958
Compeq Manufacturing Co. Ltd.                 12,700              60,000(a)
D-Link Corp.                                  22,000              39,496
Far Eastern Textile Ltd.                      93,130             132,289
Hitron Technology Inc                         18,000              77,386(a)
Hon Hai Precision Industry                    10,800              70,753(a)
Ritek Inc                                     10,008              67,140(a)
Synnex Technology
  International Corp. GDR                      1,221              22,436(b)
Taiwan Semiconductor
  Manufacturing Co.                           60,922             256,160(a)
Yageo Corp.                                   55,300              70,018
                                                               1,091,388

THAILAND -- 0.6%

Banpu Public Co. Ltd. (foreign)                4,400               7,198
Hana Microelectronics
  Public Co. Ltd. (foreign)                    7,500              24,722(a)
Siam Cement Public Co.
  Ltd. (foreign)                               1,000              20,804(a)
                                                                  52,724

TURKEY -- 2.3%

Aksigorta A.S                                742,990              20,934
Dogan Yayin Holding                        6,341,622              25,427(a)
Enka Holding Yatirim A.S                      68,489              13,063
Migros Turk T.A.S                            108,647              47,095
Tansas A.S                                   723,612              69,007
Yapi ve Kredi Bankasi A.S                  1,790,328              24,446
                                                                 199,972

TOTAL COMMON STOCK
  (COST $5,899,936)                                            7,770,730


--------------------------------------------------------------------------------
PREFERRED STOCK -- 7.3%
--------------------------------------------------------------------------------

Banco do Estado de Sao Paulo S.A             601,804             14,262
Celular CRT Participacoes S.A                 14,839              1,623(a)
Companhia Brasileira de
  Distribuicao Grupo Pao
  de Acucar GDR                              607,312             12,241
Companhia Energetica
  de Minas Gerais                            991,553             14,977
Companhia Paranaense
  de Energia-Copel                         8,667,753             58,236
Companhia Riograndense
  de Telecomunicacoes                         14,839              3,324


                                              NUMBER
                                           OF SHARES               VALUE
--------------------------------------------------------------------------------

Companhia Siderurgica
  de Tubarao                                1,300,000          $  10,901(a)
Companhia Vale Do Rio Doce                      1,656             35,276(a)
Eletropaulo Metropolitana                     400,000             18,958
Embratel Participacoes S.A. ADR                 1,971             22,543
Petroleo Brasiliero S.A                       510,000             76,234
Tele Centro Sul Participacoes
  S.A. ADR                                        813             45,122
Tele Norte Leste Participacoes
  S.A. ADR                                      3,146             48,763
Tele Sudeste Celular Participacoes
  S.A. ADR                                      1,428             30,702
Telecomunicacoes Brasileiras
  S.A. ADR                                      2,243            168,085
Telecomunicacoes de Sao
  Paulo S.A.-Telesp                           302,479             26,806
Telesp Celular Participacoes
  S.A. ADR                                        291              7,602
Telesp Celular S.A                            598,000             31,146

TOTAL PREFERRED STOCK
  (COST $644,418)                             626,801


TOTAL INVESTMENTS IN SECURITIES
  (COST $6,544,354)                         8,397,531

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.1%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (COST $93,585)                               93,585              93,585

OTHER ASSETS AND LIABILITIES,
  NET 1.2%                                                        101,032
================================================================================


NET ASSETS -- 100%                                             $8,592,148
================================================================================


OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Emerging Markets Fund invested in the following sectors at September 30, 1999:

                             PERCENTAGE (BASED ON
SECTOR                         TOTAL NET ASSETS)
---------------------------------------------------
Services                             39.64%
Capital Equipment                    23.34%
Consumer Goods                       13.21%
Finance                               9.80%
Materials                             5.12%
Multi Industry                        3.87%
Energy                                2.75%
Cash and Other                        2.27%
                                    --------
                                     100.00%
                                    --------


[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE U.S.
               EQUITY FUND AT SEPTEMBER 30, 1999.


----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                                    INCOME FUNDS
--------------------------------------------------------------------------------

Q&A

ROBERT MACDOUGALL LEADS THE FIXED INCOME TEAM AT GE INVESTMENTS. ASSETS UNDER HIS MANAGEMENT EXCEED $28 BILLION. HIS RESPONSIBILITIES INCLUDE MANAGING THE INCOME AND MONEY MARKET FUNDS. BOB JOINED GE INVESTMENTS IN 1986 AS A MUTUAL FUND PORTFOLIO MANAGER AND WAS APPOINTED TO HEAD THE TAXABLE FIXED INCOME TEAM IN 1992, AND THE TAX-EXEMPT FIXED INCOME TEAM IN 1997. PREVIOUSLY HE WAS WITH GE'S CORPORATE TREASURY OPERATION MANAGING THE COMPANY'S $2 BILLION PORTFOLIO OF MARKETABLE SECURITIES AND SUPPORTING THE TREASURER IN THE AREAS OF DEBT MANAGEMENT AND CAPITAL STRUCTURE PLANNING. PRIOR TO THAT, BOB HAS HELD VARIOUS FINANCIAL MANAGEMENT POSITIONS SINCE JOINING GE IN 1973. HE HOLDS BACHELOR'S AND MASTER'S DEGREES IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999.

A. During the past twelve months, the bond market retraced the rally of the previous year. From September 1997 to September 1998 the yield of the 30-year U.S. Treasury Bond fell from 6.04% to 4.97%. At September 30, 1999 it was back to 6.05%. The double-digit returns we enjoyed in 1998 were followed by negative returns in 1999. The global market turmoil in the fall of 1998 prompted the Federal Reserve Board (the "Fed") to ease monetary policy three times for a total of 75 basis points (0.75%). As we entered 1999 and the crisis subsided, investors turned their attention back to the domestic economy.

     Strong growth and the low unemployment rate raised fears of inflation which pushed bond yields higher. Fed policy became restrictive and the targeted rate for Federal Funds was raised 50 basis points (0.50%) in two steps.

     Overall, the market, as represented by the Lehman Brothers Aggregate Bond Index, had a negative return of 0.37% for the period. Interest income of 6.6% was offset by a price decline of 7.0% due to the rise in interest rates. The government and corporate sectors had similar returns (-1.7% and -1.4%, respectively) while mortgage backed securities posted a positive 2.3% return. This was attributable primarily to their shorter duration (interest rate exposure).

INCOME FUND

Q. HOW DID THE INCOME FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999?

A. The Income Fund posted a negative 0.72% return while the Lehman Brothers Aggregate Bond Index returned a negative 0.37%.

Q.   WHAT WERE THE KEY-DRIVERS OF FUND PERFORMANCE?

A. A longer average duration (sensitivity to interest rates) during this period of rising rates was a drag on performance. Offsetting this was favorable sector allocation (overweight mortgage backed securities) and good security selection in the corporate bond sector.


MONEY MARKET FUND

Q. HOW DID THE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999?

A. The Money Market Fund returned 4.92% while its benchmark, the 90-day U.S. Treasury Bill, returned 4.63%.

Q.   WHAT WERE THE KEY-DRIVERS OF FUND PERFORMANCE?

A. By keeping the average maturity of the portfolio relatively short during the period of Fed tightening we were able to reinvest at higher levels as rates increased.


OVERALL

Q.   WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A. We are in the ninth year of the current economic expansion with no end in sight. Growth continues to be strongly fueled by consumer spending and business capital investment. Exports are picking up as foreign economies improve. With unemployment at a 30 year low, the market and the Fed worry that inflationary pressures are building. Yet, reported inflation remains benign. Core (excluding food and energy) CPI (Consumer Price Index) is running at a 1.6% rate in 1999, the slowest pace in 33 years. We believe that the Fed's pre-emptive tightening of monetary policy will be successful in controlling inflation. While this may result in some additional volatility in the near term, it suggests lower rates in the future.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
     ----------------------------------------------------------------------

                               [LINE GRAPH OMITTED]

                     Income Fund       LB Aggregate
                     -----------       ------------
11/21/97          $   10,000.00       $   10,000.00
12/97                 10,112.09           10,101.00
3/98                  10,290.76           10,256.86
6/98                  10,544.23           10,496.62
9/98                  10,921.11           10,940.26
12/98                 10,967.82           10,977.14
3/99                  10,904.74           10,921.35
6/99                  10,783.19           10,825.13
9/99                  10,842.60           10,899.26


----------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURN
               FOR THE PERIODS ENDED SEPTEMBER 30, 1999
----------------------------------------------------------------------
                           ONE         SINCE
                          YEAR       INCEPTION         COMMENCEMENT
----------------------------------------------------------------------
Income Fund              (0.72)%        4.44%            11/21/97
----------------------------------------------------------------------
LB Aggregate             (0.37)%        4.81%
----------------------------------------------------------------------


                               INVESTMENT PROFILE

     A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing in fixed income securities.

----------------------------------------------------------------------
                          SECTOR ALLOCATION
                       AS OF SEPTEMBER 30, 1999
----------------------------------------------------------------------

                               [PIE GRAPH OMITTED]

                              MORTGAGE BACKED 33.3%
                                TREASURIES 20.3%
                             FEDERAL AGENCIES 19.7%
                              CORPORATE NOTES 19.9%
                                CASH & OTHER 6.8%


     ----------------------------------------------------------------------
                               QUALITY RATINGS AT
                               SEPTEMBER 30, 1999
     ----------------------------------------------------------------------

                    Moody's/         Percentage of
                   S&P Rating         Net Assets
              ---------------------------------------
                     Aaa/AAA            88.8%
              ---------------------------------------
                    A to A/A            12.7%
              ---------------------------------------
                    Below A/A            6.3%
              ---------------------------------------
                      Other             (7.8)%
              ---------------------------------------

      Moody's Investors Services, Inc. and Standard & Poor's are nationally recognized statistical rating organizations.



                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                     SCHEDULE OF INVESTMENTS  SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                   INCOME FUND


                                           PRINCIPAL
                                              AMOUNT               VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 95.2%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 20.3%

U.S. Treasury Bonds
8.125%   08/15/19                          $4,948,000     $   5,856,404(e)
8.125%   05/15/21                           1,051,000         1,253,643(e)
5.25%    02/15/29                             775,000           678,249(e)
                                                              7,788,296
U.S. Treasury Notes
5.00%    04/30/01                             417,000           413,155(e)
5.25%    05/31/01                             842,000           836,872(e)
5.75%    06/30/01                           3,840,000         3,845,414(e)
6.50%    08/31/01                             519,000           527,107(e)
6.625%   03/31/02                             125,000           127,618(e)
4.75%    02/15/04                             995,000           954,424(e)
7.00%    07/15/06                             815,000           856,003(e)
5.50%    05/15/09                           3,498,000         3,384,875(e)
6.00%    08/15/09                             210,000           211,705(e)
                                                             11,157,173
U.S. Treasury STRIPS
6.51%    02/15/12                           1,020,000           461,713(d,e,i)

TOTAL U.S. TREASURIES
  (COST $19,839,152)                                         19,407,182

FEDERAL AGENCIES -- 19.7%

Federal Home Loan Bank
5.625%   03/19/01                            425,000            423,007
5.875%   08/15/01                          2,845,000          2,833,876
5.25%    04/25/02                            475,000            465,201
6.247%   03/17/21                            223,000            208,435
                                                              3,930,519
Federal Home Loan Mortgage Corp.
6.22%    03/18/08                            490,000            462,516
5.75%    04/15/08                            360,000            339,073
5.125%   10/15/08                            280,000            250,905
6.625%   09/15/09                          1,975,000          1,968,522
6.50%    02/01/29 - 08/01/29               3,449,067          3,308,931
                                                              6,329,947
Federal National Mortgage Assoc.
5.38%    01/16/01                            185,000            183,411
5.125%   02/13/04                          1,785,000          1,700,766
5.78%    05/05/04                            515,000            497,938
6.99%    07/09/07                            300,000            296,202
5.64%    12/10/08                            290,000            269,172
6.04%    02/25/09                          1,105,000          1,037,496
7.50%    12/01/09                          2,055,919          2,086,757
9.50%    11/01/17                            159,377            171,231
8.00%    12/01/17                            217,088            222,785
9.00%    12/01/17                            158,873            166,418
9.50%    08/01/22                            283,418            304,497
9.00%    12/01/22                            173,227            181,590
6.16%    08/07/28                            700,000            633,717
                                                              7,751,980


                                           PRINCIPAL
                                              AMOUNT            VALUE
--------------------------------------------------------------------------------


Small Business Administration
6.55%    12/01/17                          $449,875         $   440,807
6.125%   01/01/18                           316,152             302,320
                                                                743,127

TOTAL FEDERAL AGENCIES
  (COST $19,209,770)                                         18,755,573


AGENCY MORTGAGE BACKED -- 25.7%

Federal Home Loan Mortgage Corp.
7.50%    09/01/12                           201,260             204,341
8.00%    08/01/24                            18,922              19,359
8.00%    10/01/25                            17,993              18,403
8.00%    11/01/26                            23,932              24,478
8.00%    02/01/28                            27,355              27,980
6.50%    TBA                                390,000             374,217(c)
7.00%    TBA                              5,937,960           5,838,677(c)
7.50%    TBA                                250,000             251,133(c)
                                                              6,758,588
Federal National Mortgage Assoc.
9.00%    06/01/09                           210,517             222,227
8.00%    01/01/13                           999,752           1,024,426
6.50%    04/01/13                           862,290             846,122
7.00%    08/01/13                            86,298              86,257
7.50%    02/01/14                           493,595             500,999
9.00%    04/01/16                           118,859             125,916
7.50%    12/01/18                            99,573             100,366
7.50%    12/01/23                           427,237             430,172
6.42%    12/25/23                         1,480,000           1,402,300
5.73%    10/01/24                           641,619             628,183
7.00%    10/01/27 - 12/01/27              2,923,741           2,868,137
7.50%    10/01/27                         1,311,101           1,314,785
6.50%    01/01/29 - 06/01/29              1,281,476           1,228,614
8.00%    TBA                              1,090,000           1,112,138(c)
                                                             11,890,642
Government National Mortgage Assoc.

7.00%    03/15/12                           607,908             610,376
9.00%    11/15/16                           735,730             776,651
9.00%    01/15/17 - 11/15/17                226,202             238,768
8.50%    10/15/17                           255,695             267,084
9.50%    12/15/17                           285,926             306,848
9.00%    12/15/21                            33,157              34,898
7.50%    10/15/22                         1,787,761           1,800,043
6.50%    03/15/24                           462,080             445,472
7.00%    10/15/27                           160,311             157,355
6.50%    04/15/28                           556,882             532,340
7.00%    04/15/28                           399,724             392,101
8.00%    TBA                                351,000             358,789(c)
                                                              5,920,725

TOTAL AGENCY MORTGAGE BACKED
  (COST $24,994,369)                                         24,569,955


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.0%

Federal Home Loan Mortgage Corp.
5.75%    06/15/23                           155,000            148,219


----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT             VALUE
--------------------------------------------------------------------------------

Federal National Mortgage Assoc.
6.00%    03/25/19                               $466,320           $425,950
7.50%    01/19/39                                925,019            928,199
                                                                  1,354,149
Federal National Mortgage Assoc. REMIC
6.17%    05/25/14                                412,642            405,098

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (COST $1,983,794)                                               1,907,466


ASSET BACKED -- 2.0%

Capital One Master Trust
5.43%    01/15/07                                245,000            234,434
Chase Credit Card Master Trust
6.00%    08/15/05                                138,000            136,318
Citibank Credit Card Master Trust
5.75%    01/15/03                                 72,000             71,730
5.50%    02/15/06                                137,000            130,920
Discover Card Master Trust I
5.75%    10/16/03                                101,000            100,210
5.30%    08/15/04                                183,000            178,225
5.60%    05/16/06                                395,000            379,385
First USA Credit Card Master Trust
5.28%    09/18/06                                214,000            203,634
Ford Credit Auto Loan Master Trust
5.50%    02/15/03                                109,000            107,818
Green Tree Financial Corp.
  Series 1993-1
6.90%    04/15/18                                 75,734             75,804
6.97%    04/01/31                                116,000            115,783
Peco Energy Transport Trust
5.80%    03/01/07                                 90,000             86,456
6.05%    03/01/09                                 90,000             85,021

TOTAL ASSET BACKED
  (COST $1,954,814)                                               1,905,738


CORPORATE NOTES -- 19.9%

Abbey National PLC
7.35%    10/29/49                                 200,000           194,022
Aetna Services Inc.
6.97%    08/15/36                                  95,000            93,728
Amerada Hess Corp.
7.875%   10/01/29                                 300,000           295,230
American Airlines Inc.
6.855%   04/15/09                                 300,000           299,613
Arizona Public Service Co.
6.25%    01/15/05                                  80,000            76,606
Armstrong World Industries Inc.
7.45%    05/15/29                                  80,000            74,734
Associates Corporation of
  North America
6.375%   10/15/02                                 400,000           397,476
5.75%    11/01/03                                 125,000           120,679
AT&T Corp.
6.50%    03/15/29                                 140,000           123,522
Atlantic City Electric Co.
6.19%    01/17/06                                 205,000           196,769
Bank of Scotland
7.00%    11/29/49                                  75,000            70,190(b)


                                                  PRINCIPAL
                                                     AMOUNT          VALUE
--------------------------------------------------------------------------------

Bank One Corp.
6.40%    08/01/02                                 $250,000         $248,415
Beckman Instruments Inc.
7.10%    03/04/03                                   65,000           63,045
Bell Telephone Co. - Pennsylvania
8.35%    12/15/30                                  368,000          408,366
Bellsouth Telecomm Inc.
6.375%   06/01/28                                  250,000          217,062
Bertelsmann US Finance
5.375%   01/28/04                                  150,000          141,544
Boston University
7.625%   07/15/97                                  250,000          238,537
Brascan Ltd.
7.375%   10/01/02                                   80,000           79,225
Burlington Northern Santa Fa
6.23%    07/02/18                                  125,000          114,073
Coastal Corp.
6.375%   02/01/09                                  100,000           92,377
Conseco Inc.
6.40%    06/15/01                                  191,000          187,262
6.80%    06/15/05                                  120,000          111,144
8.70%    11/15/26                                   59,000           52,522
Corporacion Andina De Fomento
6.75%    03/15/05                                  130,000          123,026
Crown Cork & Seal Co. Inc.
8.00%    04/15/23                                   85,000           79,965
CSX Corp.
6.25%    10/15/08                                  250,000          230,512
DaimlerChrysler AG
7.20%    09/01/09                                  225,000          226,089
Delphi Auto Systems Corp.
6.125%   05/01/04                                   95,000           91,366
Diageo Capital PLC
6.625%   06/24/04                                   65,000           64,752
Dresdner Funding Trust I
8.15%    06/30/31                                  480,000          451,637(b)
Duke Capital Corp.
7.25%    10/01/04                                  200,000          200,098
Duke Energy Corp.
5.375%   01/01/09                                  100,000           87,442
FDX Corp.
7.85%    01/30/15                                   79,582           79,865
Federated Department Stores Inc.
6.125%   09/01/01                                  110,000          108,897
Ford Motor Credit Co.
6.70%    07/16/04                                  300,000          298,314
5.80%    01/12/09                                  100,000           90,853
7.45%    07/16/31                                  300,000          295,788
General Motors Acceptance Corp.
5.75%    11/10/03                                   70,000           67,354
6.15%    04/05/07                                  160,000          150,507
Goldman Sachs Group L.P.
6.65%    05/15/09                                  455,000          432,464
HCR Manor Care
7.50%    06/15/06                                   75,000           70,204
Heritage Media Corp.
8.75%    02/15/06                                  130,000          134,225
Household Finance Corp.
6.125%   07/15/02                                   50,000           49,068
Hydro-Quebec
8.05%    07/07/24                                  302,000          324,272

----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT              VALUE
--------------------------------------------------------------------------------

Israel Electric Corp. Ltd.
7.125%   07/15/05                             $  60,000           $  58,320(b)
J.P. Morgan & Co.
6.00%    01/15/09                               125,000             114,481
Kroger Co.
6.34%    06/01/01                               185,000             183,905(b)
7.375%   03/01/05                               175,000             172,638
Landesbank Baden-Wuerttember
7.875%   04/15/04                               292,000             304,933
LCI International Inc.
7.25%    06/15/07                                90,000              88,476
Lehman Brothers Holdings Inc.
8.50%    08/01/15                               220,000             230,650
7.50%    08/01/26                               145,000             146,650
LG&E Capital Corp.
5.75%    11/01/01                               120,000             118,328(b)
Liberty Media Group
7.875%   07/15/09                               110,000             110,087(b)
Liberty Property Ltd. Partnership
7.50%    01/15/18                                90,000              76,353
Lumbermens Mutual Casualty
8.30%    12/01/37                                40,000              34,965(b)
MBNA Corp.
6.306%   04/22/03                               150,000             146,802
MCI Communications Corp.
6.48%    04/15/02                               300,000             297,573(d)
MCI WorldCom Inc.
6.40%    08/15/05                               105,000             101,454
8.875%   01/15/06                               150,000             158,291
Merita Bank Ltd.
7.15%    12/29/49                               250,000             243,472(b)
Monsanto Co.
5.75%    12/01/05                                80,000              74,873
6.85%    12/01/28                                80,000              69,293(b,d)
Morgan Stanley, Dean Witter
5.625%   01/20/04                                65,000              62,105
Nabisco Inc.
6.125%   02/01/03                                95,000              91,739

NATEXIS AMBS CO. LLC
--------------------------------------------------------------------------------
8.44%    12/29/49                                85,000             81,207(b)
National Rural Utilities Cooperative
6.05%    04/15/03                               100,000             98,141
5.50%    01/15/05                                45,000             42,430
National Westminster Bank PLC
7.75%    04/29/49                               271,000            262,510
Newell Co.
6.35%    07/15/08                                70,000             67,082
News America Holdings Inc.
8.15%    10/17/36                               368,000            350,281
Noram Energy Corp.
6.375%   11/01/03                                80,000             78,186
Northrop-Grumman Corp.
8.625%   10/15/04                                75,000             79,057
Occidental Petroleum Corp.
7.375%   11/15/08                               115,000            113,594
Pepsi Bottling Holdings Inc.
5.375%   02/17/04                               200,000            189,740(b)
5.625%   02/17/09                                70,000             62,966(b)
Philip Morris Cos. Inc.
7.25%    09/15/01                                80,000             80,748
6.95%    06/01/06                                55,000             55,223

                                             PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

Phillips Petroleum Co.
9.375%   02/15/11                          $  200,000          $ 232,836
Pitney Bowes Credit
9.25%    06/15/08                             100,000            115,218
Principal Financial Group
8.20%    08/15/09                             140,000            140,529(b)
Procter & Gamble Co.
6.875%   09/15/09                             135,000            135,510
Quebec Province of Canada
7.50%    09/15/29                             120,000            120,088
Raytheon Co.
6.75%    08/15/07                             100,000             96,388
Reynolds Tobacco Holding
7.375%   05/15/03                             100,000             98,601(b)
Rohm & Haas Co.
6.95%    07/15/04                             475,000            475,921(b)
7.85%    07/15/29                             100,000            101,564(b)
Safeway Inc.
5.75%    11/15/00                              75,000             74,392
7.50%    09/15/09                             300,000            300,156
Sprint Capital Corp.
5.70%    11/15/03                              70,000             66,845
6.875%   11/15/28                              95,000             86,121
Stop & Shop Cos. Inc.
9.75%    02/01/02                              50,000             53,100
Sun Life Canada Capital Trust
8.526%   05/29/49                             201,000            191,983(b)
SunAmerica Inc.
5.60%    07/31/97                             390,000            271,959
Suntrust Bank Inc.
6.00%    01/15/28                              80,000             74,362
Tele-Communications Inc.
9.80%    02/01/12                              80,000             96,885
7.875%   08/01/13                              60,000             63,192
Teleglobe Inc.
7.20%    07/20/09                             100,000             94,541
Texas Utilities Co.
5.94%    10/15/01                             340,000            335,230
Textron Inc.
6.375%   07/15/04                              85,000             83,657
Time Warner Inc.
10.15%   05/01/12                             263,000            314,590
Time Warner Pass-Through
  Asset Trust
6.10%    12/30/01                              90,000             89,508(b)
Tosco Corp.
7.625%   05/15/06                              55,000             55,557
Turner Broadcasting Systems Inc.
8.375%   07/01/13                             115,000            121,618
TXU Eastern Funding Co.
6.45%    05/15/05                             170,000            160,905(b)
6.75%    05/15/09                              65,000             60,271(b)
Tyco International Group S.A.
6.25%    06/15/03                             140,000            135,632
6.125%   11/01/08                              85,000             78,558
7.00%    06/15/28                              95,000             86,606
U.S. West Capital Funding Inc.
6.875%   08/15/01                             400,000            399,452(b)
6.125%   07/15/02                              40,000             39,111
6.875%   07/15/28                              60,000             53,193
Union Oil Co.
7.35%    06/15/09                              60,000             59,457

----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------------

Union Pacific Corp.
7.00%    02/01/16                           $  45,000         $  41,568
United Illuminating Co.
6.25%    12/15/02                              30,000            29,251
United Parcel Service Inc.
8.375%   04/01/30                             147,000           162,872
US Airways Pass-Through Trust
8.36%    07/20/20                             150,000           151,045
US West Communications Inc.
5.625%   11/15/08                             125,000           110,949
USA Waste Services Inc.
6.125%   07/15/01                             150,000           145,023
USX Marathon Group
9.80%    07/01/01                              80,000            83,899
Viacom Inc.
7.75%    06/01/05                             307,000           311,298
Wal-Mart Stores Inc.
6.88%    08/10/09                             225,000           225,416
Waste Management Inc.
6.65%    05/15/05                             105,000           104,215
Westdeutsche Landesbank
6.75%    06/15/05                             150,000           147,288
Williams Cos. Inc.
6.125%   02/15/02                             155,000           152,816
Yale University
7.375%   04/15/96                             321,000           313,970
TOTAL CORPORATE NOTES
  (COST $19,757,426)                                         18,942,538


NON-AGENCY MORTGAGE BACKED SECURITIES -- 4.4%
Chase Commercial Mortgage
  Securities Corp.
6.39%    11/18/08                             104,000            99,044
Commercial Mortgage
  Acceptance Corp.
6.49%    5/15/08                              138,000           131,596
Credit Suisse First Boston
  Mortgage Securities Corp.
6.30%    11/15/08                             300,000           281,484
First Union Lehman Brothers-
  Bank of America
6.56%    11/18/08                             300,000           288,187
GMAC Commercial Mortgage
  Security Inc.
6.42%    8/15/08                               62,000            58,541
10.03%   8/15/23                             2,245,566           89,121(d,i)
GS Mortgage Securities Corp.
6.86%    7/13/30                              250,000           249,609
Lehman Large Loan
6.79%    6/12/04                              286,024           285,220
Merrill Lynch Mortgage
  Investors Inc.
5.71%    1/15/02                              170,000           167,251
6.39%    2/15/30                              114,000           108,639
Morgan Stanley Capital I
6.86%    5/15/06                              258,487           258,285(b)
6.52%    1/15/08                               21,000            20,272
6.21%    9/15/08                               44,000            41,491
9.92%    4/15/23                             1,103,666           45,181(d,i)
6.01%    11/15/30                             155,917           150,558
6.48%    11/15/30                             125,000           120,039
10.04%   11/15/31                            1,721,960           83,407(b,d,i)


                                             PRINCIPAL
                                                AMOUNT            VALUE
--------------------------------------------------------------------------------

Nationslink Funding Corp.
6.001%   11/20/07                           $  89,248         $  85,845
6.48%    7/20/08                              300,000           286,594
Sawgrass Finance REMIC Trust
6.45%    1/20/06                              334,000           334,157
Structured Asset Securities Corp.
5.98%    8/25/00                              425,231           424,965(b,g)
Vornado Finance Corp.
6.36%    12/1/00                              640,000           639,200(b)
TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
  (COST $4,323,679)                                           4,248,686

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%

Blackrock Capital Finance
7.22%    11/25/28                             350,000          333,539(b)
7.25%    11/25/28                             206,021          123,613(b)
Salomon Brothers Mortgage
  Securities Inc.
7.00%    7/25/24                              741,998          660,623
TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (COST $1,274,267)                                          1,117,775
TOTAL BONDS AND NOTES
  (COST $93,337,271)                                        90,854,913


                                                  NUMBER
                                               OF SHARES         VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.6%
--------------------------------------------------------------------------------

CORPORATE PREFERRED -- 0.6%
Centaur Funding Corp. (Series B),
   9.08%                                          475            491,079(b)
TCI Communications Inc., 10.00%                 3,200             83,400

TOTAL PREFERRED STOCK
  (COST $589,300)                                                574,479
TOTAL INVESTMENTS IN SECURITIES
  (COST $93,926,571)                                          91,429,392

                                                 PRINCIPAL
                                                    AMOUNT         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 12.0%
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES -- 4.6%
Federal Home Loan Mortgage Corp.
5.20%    10/01/99                                $4,400,000      4,400,000(d)

TIME DEPOSIT -- 7.4%
State Street Cayman Islands
5.375%   10/01/99                                 7,020,534      7,020,534

TOTAL SHORT-TERM INVESTMENTS
  (COST $11,420,534)                                            11,420,534

OTHER ASSETS AND LIABILITIES,
  NET (7.8)%                                                    (7,468,577)
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                             $95,381,349
================================================================================

----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
     ----------------------------------------------------------------------

                               [LINE GRAPH OMITTED]

                   Money Market Fund      90 Day T-Bill
                   -----------------      -------------

12/2/97            $   10,000.00         $   10,000.00
12/97                  10,045.17             10,043.00
3/98                   10,178.79             10,170.85
6/98                   10,313.99             10,297.38
9/98                   10,453.23             10,419.19
12/98                  10,585.27             10,533.60
3/99                   10,709.49             10,651.26
6/99                   10,833.83             10,773.32
9/99                   10,967.85             10,902.15


----------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURN
               FOR THE PERIODS ENDED SEPTEMBER 30, 1999
----------------------------------------------------------------------
                        ONE         SINCE
                       YEAR       INCEPTION      COMMENCEMENT
----------------------------------------------------------------------
Money Market Fund       4.92%       5.18%           12/2/97
----------------------------------------------------------------------
90 Day T-Bill           4.63%       4.83%
----------------------------------------------------------------------


----------------------------------------------------------------------
                          SECTOR ALLOCATION
                       AS OF SEPTEMBER 30, 1999
----------------------------------------------------------------------

                               [PIE GRAPH OMITTED]

COMMERCIAL PAPER                     52.1%
CERTIFICATES OF DEPOSITS & OTHER     25.5%
U.S. GOVERNMENTS                     22.4%


----------------------------------------------------------------------
                              FUND YIELD
                        AT SEPTEMBER 30, 1999
----------------------------------------------------------------------
                            FUND     IBC MONEY FUND
----------------------------------------------------------------------
7 day current               5.07%+      4.71%
----------------------------------------------------------------------
7 day effective             5.19%       4.82%
----------------------------------------------------------------------


CURRENT YIELD represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

EFFECTIVE YIELD is calculated similarly but is slightly higher because it reflects the compounding effect of earnings on reinvested dividends.


                          INVESTMENT PROFILE

      A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing in U.S. dollar denominated, short-term money market instruments.

     AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

+ The seven day current yield, rather than the total return, more closely reflects the current earnings of the Money Market Fund at September 30, 1999.

                      SEE NOTES TO PERFORMANCE.
         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                  AMOUNT            VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 108.0%
--------------------------------------------------------------------------------

U.S. GOVERNMENT -- 22.4%

U.S. TREASURIES

U.S. Treasury Note
5.50%    03/31/00                             $100,000         $  100,093

U.S. AGENCIES (d)

Federal Home Loan Bank
5.60%    02/16/00                              210,000            205,613
Federal National Mortgage Assoc.
5.12%    10/04/99                              200,000            199,916
5.13%    10/07/99                              220,000            219,814
4.81%    10/15/99                              290,000            289,470
5.33%    12/06/99                              150,000            148,553
5.64%    04/20/00                              130,000            126,003
                                                                  983,756

TOTAL U.S. GOVERNMENT
  (COST $1,289,462)                                             1,289,462

COMMERICAL PAPER -- 52.1%

Abbey National PLC
5.31%    11/22/99                              250,000            248,082
Bank of America
5.19%    10/01/99                              250,000            250,000
Bank of Nova Scotia
5.301%   11/29/99                              250,000            247,828
Citibank Capital Market
5.21%    10/04/99                              250,000            249,891
First Union Corp.
5.29%    10/22/99                              250,000            249,229
Goldman Sachs Group L.P.
5.30%    11/23/99                              250,000            248,049
Halifax Building Society
5.225%   10/12/99                              210,000            209,665
Merrill Lynch & Co. Inc.
5.29%    10/08/99                              290,000            289,702
Morgan (J.P.) & Co. Inc.
5.14%    10/06/99                              250,000            249,822
Toronto-Dominion Bank
5.295%   11/12/99                              250,000            248,456
UBS Finance Delaware Inc.
5.15%    10/18/99                              250,000            249,392
Wells Fargo Co.
5.315%   11/22/99                              250,000            248,081

TOTAL COMMERICAL PAPER
  (COST $2,988,197)                                             2,988,197




                                            PRINCIPAL
                                              AMOUNT           VALUE
--------------------------------------------------------------------------------

YANKEE CERTIFICATES OF DEPOSIT -- 30.9%

ABN AMRO
5.21%    10/21/99                         $  230,000      $   230,000
Bank of Montreal
5.34%    10/19/99                            260,000          260,000
Bayerische Hypotheken Bank
5.18%    10/19/99                            250,000          250,000
Canadian Imperial Bank
  of Commerce
5.405%   12/07/99                            250,000          250,000
Dresdner Bank AG
5.22%    10/29/99                            250,000          250,000
Rabobank USA Financial Corp                  .
5.31%    10/26/99                            280,000          280,000
Societe Generale
5.375%   10/05/99                            250,000          250,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
  (COST $1,770,000)                                         1,770,000


TIME DEPOSITS -- 2.6%

Royal Bank of Canada
5.563%   10/01/99
   (COST $150,000)                           150,000          150,000

TOTAL SHORT-TERM INVESTMENTS
  (COST $6,197,659)                                         6,197,659


OTHER ASSETS AND LIABILITIES,
  NET (8.0)%                                                 (461,582)
--------------------------------------------------------------------------------

NET ASSETS -- 100%                  $5,736,077
================================================================================


----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                             NOTES TO PERFORMANCE SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

Information on the preceding performance pages related to the Funds' one-year total return and top ten largest holdings is audited, all other information on the performance pages is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500), the S&P 400 MidCap Composite Price Index of stocks (S&P MidCap 400), the Russell 2000 Index (Russell 2000), the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), the Morgan Stanley Capital International Europe Index, (MSCI Europe), the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF), and the Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P MidCap 400 is a capitalization-weighted index of 400 U.S. stocks with a median market capitalization. The Russell 2000 measures the performance of the smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. MSCI EAFE is a composite of foreign securities traded in 20 developed markets representing Europe, Australasia and Far East. MSCI Europe is a composite of securities traded in 15 developed markets in Europe. MSCI EMF is a composite of securities available to non-domestic investors traded in 25 emerging markets. LB Aggregate is a composite of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The 90-Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 946 taxable money market funds.

A number of the broad market returns are not available from the funds' commencement of investment operations through September 30, 1999 and therefore are calculated from the month end nearest to the funds' commencement of operation date.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. They were cited solely for illustrative purposes. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

Standard & Poor's, S&P, and S&P 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the fund or any member of the public regarding the advisability of investing in the securities generally or in this fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

                                               NOTES TO SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1999, these securities amounted to $51,528; $309,278; $1,306,666 and $5,746,932 or 0.5%, 3.6%, 0.7%, and 6.0%
     of net assets for the Europe Equity, Emerging Markets, International Equity and Income Funds, respectively. These securities have been determined to be liquid using guidelines established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Coupon amount represents effective yield.

(e) At September 30, 1999, all or a portion of this security was pledged to cover collateral requirements for futures, options and/or TBA's.

(f) State Street Corp. is the parent company of State Street Bank & Trust Co., the fund's custodian.

(g) Adjustable rate mortgage coupon. The stated rate represents the rate at September 30, 1999.

(h) At September 30, 1999, GEIM has determined that the security is illiquid as it may be difficult to resell within seven days in the ordinary course of business at approximately the price it is valued.

(i) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

ABBREVIATIONS:

ADR    --  American Depositary Receipt
GDR    --  Global Depositary Receipt
Regd.  --  Registered
REMIC  --  Real Estate Mortgage Investment Conduit

SDR    --  Special Drawing Rights
STRIPS --  Separate Trading of Registered Interest
            and Principal of Security

FINANCIAL HIGHLIGHTS
Selected data based on a share outstanding throughout the periods indicated
---------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        MID-CAP
                                                  U.S.                     S&P 500                    MID-CAP           VALUE
                                                 EQUITY                    INDEX                      GROWTH            EQUITY
                                                 FUND                      FUND                       FUND               FUND

                                         9/30/99       9/30/98     9/30/99       9/30/98        9/30/99     9/30/98      9/30/99
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                              --        11/25/97         --       11/25/97          --        11/25/97     12/31/98

Net asset value, beginning of period    $ 10.62       $  10.00    $  10.85      $  10.00      $  8.87       $  10.00     $  10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                    0.11           0.11        0.18          0.14         0.05           0.04         0.08
  Net realized and unrealized
    gains (losses)
    on investments                         2.84           0.52        2.88          0.72         1.29          (1.16)       (0.17)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS                     2.95           0.63        3.06          0.86         1.34          (1.12)       (0.09)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                    0.13           0.01        0.17         0.01          0.05            0.01         --
  Net realized gains                       0.25            --          --           --            --              --          --
  Return of capital                         --             --          --           --            --              --          --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        0.38           0.01        0.17         0.01          0.05            0.01         --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $  13.19       $  10.62    $  13.74     $  10.85       $ 10.16         $  8.87    $   9.91
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (a)                         28.27%          6.28%      28.41%        8.63%         15.19%         (11.25%)    (0.90%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
 (in thousands)                       $160,980        $114,553     $26,359      $20,186       $15,313          $13,208     $10,182
  Ratios to average net assets:
    Net investment income*               0.92%           1.21%       1.35%        1.57%         0.53%            0.53%       1.00%
    Net Expenses*                        0.41%           0.42%       0.15%        0.15%         0.55%            0.55%       0.65%
  Portfolio turnover rate                  45%             29%          7%           1%           52%              14%         18%



------------------------------------------------------------------------------------------------------------------------------------
                                                 SMALL-CAP              INTERNATIONAL           EUROPE           EMERGING
                                               VALUE EQUITY               EQUITY                EQUITY            MARKETS
                                                  FUND                     FUND                  FUND               FUND

                                         9/30/99     9/30/98       9/30/99       9/30/98        9/30/99     9/30/99      9/30/98
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                              --        8/3/98           --        11/25/97        1/29/99       --        11/25/97

Net asset value, beginning of period      $8.91       $10.00       $10.06      $    10.00         $10.00     $6.78         $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                    0.01         0.02         0.09            0.14(b)        0.11      0.01           0.07
  Net realized and unrealized
    gains (losses)
    on investments                         1.23        (1.11)        2.81           (0.07)(b)      (0.14)     4.70          (3.26)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS                     1.24        (1.09)        2.90            0.07          (0.03)     4.71          (3.19)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                    0.03          --          0.12            0.01            --       0.01           0.03
  Net realized gains                        --           --          0.35             --             --        --             --
  Return of capital                         --           --            --             --             --       0.01            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        0.03          --          0.47            0.01            --       0.02           0.03
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $  10.12      $  8.91     $  12.49          $10.06         $ 9.97    $11.47        $  6.78
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                         13.98%       (10.90%)     29.50%           0.66%         (0.30%)    69.62%       (31.96%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
 (in thousands)                        $10,287         $9,056    $197,974         $114,414       $10,080     $8,592        $5,063
  Ratios to average net assets:
    Net investment income*               0.13%          1.68%       0.99%            1.72%          1.78%     0.12%         0.82%
    Net Expenses*                        0.70%          0.70%       0.62%            0.64%          0.75%     1.05%         1.05%
  Portfolio turnover rate                 216%            19%         50%              53%            49%       79%           77%



------------------------------------------------------------------------------------------------------------------------------------
                                                                                       MONEY
                                                         INCOME                        MARKET
                                                          FUND                         FUND

                                                  9/30/99         9/30/98         9/30/99       9/30/98
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                       --          11/21/97              --         12/2/97

Net asset value, beginning of period             $10.39            $10.00           $1.00           $1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                            0.55              0.51            0.05            0.04
  Net realized and unrealized
    gains (losses)
    on investments                                (0.62)             0.39             --              --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS                            (0.07)             0.90            0.05            0.04
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                            0.57              0.51            0.05            0.04
  Net realized gains                               0.18               --              --              --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                0.75              0.51            0.05            0.04
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $9.57            $10.39           $1.00           $1.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                                  (0.72%)            9.21%           4.92%           4.53%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
 (in thousands)                                  $95,381           $71,444          $5,736          $7,012
  Ratios to average net assets:
    Net investment income*                         5.80%             5.81%           4.81%           5.33%
    Net Expenses*                                  0.30%             0.31%           0.25%           0.25%
  Portfolio turnover rate                           227%              323%            N/A             N/A




----------
NOTES TO FINANCIAL HIGHLIGHTS

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Periods less than one year are not annualized.

(b) As a result of the timing of purchases and sales of fund shares, per share amounts do not accord with aggregate amounts appearing in Statement of Changes.

*    Annualized for periods less than one year.


46 & 47

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------


                                                                                                                       MID-CAP
                                                        U.S.                 S&P 500               MID-CAP              VALUE
                                                       EQUITY                INDEX                 GROWTH              EQUITY
                                                       FUND                  FUND                  FUND                 FUND
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market
    (cost $135,945,126; $19,778,451;
    $13,200,603; $10,072,193; $9,502,194;
    $184,065,032; $9,879,668; $6,544,354;
    $93,926,571 and $0 respectively)                 $156,985,797          $25,747,298          $13,589,628         $ 9,967,723
  Short-term investments
   (at amortized cost)                                  3,946,748              574,794            1,711,235             206,643
  Cash                                                        --                   --                  --                   --
  Foreign currency (cost $0; $0; $0; $0; $0
    $639,311; $71,895; $151,579; $0 and $0,
    respectively)                                              --                  --                   --                   --
  Receivable for investments sold                         406,746                  --                   --                   --
  Income receivables                                      168,738              31,600               18,935               13,224
  Receivable for fund shares sold                              --                  --                   --                   --
  Variation margin receivable                              22,875               9,150                  150                   --
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                      161,530,904          26,362,842           15,319,948           10,187,590
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Distributions payable to shareholders                       --                 --                    --                    --
  Payable for investments purchased                      497,465                 --                    --                    --
  Payable for fund shares redeemed                            --                 --                    --                    --
    475,000
  Payable to GEIM                                         53,619              3,428                 7,107                 5,676
  Payable to Custodian                                        --                 --                    --                    --
  Current country taxes payable                               --                 --                    --                    --
  Deferred country taxes payable                              --                 --                    --                    --
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                    551,084              3,428                  7,107                5,676
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                          $160,979,820        $26,359,414            $15,312,841          $10,181,914
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital paid in                                   $127,862,823        $19,624,524            $15,340,325          $10,312,199
  Undistributed (overdistributed)
    net investment income                              1,052,851            270,205                 59,093               79,149
  Accumulated net realized gain (loss)                11,062,043            523,338               (461,451)            (104,964)
  Net unrealized appreciation/
   (depreciation) on:
    Investments                                       21,040,671          5,968,847                389,025             (104,470)
    Futures                                              (38,563)           (27,500)               (14,151)                 --
    Foreign currency related transactions                     (5)               --                     --                   --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                          $160,979,820        $26,359,414             $15,312,841         $10,181,914
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($.001 par value)                  12,204,729          1,918,761               1,506,706           1,027,650
Net asset value, offering and redemption
  price per share                                         $13.19             $13.74                  $10.16               $9.91




                                                      SMALL-CAP           INTERNATIONAL              EUROPE             EMERGING
                                                    VALUE EQUITY            EQUITY                   EQUITY              MARKETS
                                                       FUND                  FUND                     FUND                FUND
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market
    (cost $135,945,126; $19,778,451;
    $13,200,603; $10,072,193; $9,502,194;
    $184,065,032; $9,879,668; $6,544,354;
    $93,926,571 and $0 respectively)             $   9,793,690           $195,557,887            $  9,839,768          $8,397,531
  Short-term investments
   (at amortized cost)                                 575,592                  1,000                  73,485              93,585
  Cash                                                     --                     --                     --                 3,732
  Foreign currency (cost $0; $0; $0; $0; $0
    $639,311; $71,895; $151,579; $0 and $0,
    respectively)                                          --                  638,975                 71,895             151,524
  Receivable for investments sold                      53,630                  705,350                 70,943             194,225
  Income receivables                                    7,278                  458,949                 29,928              11,091
  Receivable for fund shares sold                          --                  795,576                     --                  --
  Variation margin receivable                              --                       --                     --                  --
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                   10,430,190              198,157,737              10,086,019          8,851,688
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Distributions payable to shareholders                    --                       --                      --                 --
  Payable for investments purchased                   137,353                       --                      --            144,332
  Payable for fund shares redeemed                         --                       --                      --                 --
    475,000
  Payable to GEIM                                       5,913                    99,210                  6,335              7,381
  Payable to Custodian                                     --                    84,348                     --                 --
  Current country taxes payable                            --                        --                     --             45,599
  Deferred country taxes payable                           --                        --                     --             62,228
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                 143,266                   183,558                  6,335            259,540
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                        $10,286,924              $197,974,179            $10,079,684         $8,592,148
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital paid in                                 $10,004,044              $179,506,961            $10,110,050         $7,519,219
  Undistributed (overdistributed)
    net investment income                              11,465                 1,094,353                 72,058            (14,156)
  Accumulated net realized gain (loss)                (20,081)                5,873,769                (63,393)          (701,561)
  Net unrealized appreciation/
   (depreciation) on:
    Investments                                       291,496                11,492,855                (39,900)         1,790,949
    Futures                                               --                      --                        --               --
    Foreign currency related transactions                 --                      6,241                    869             (2,303)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                         $10,286,924             $197,974,179            $10,079,684         $8,592,148
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($.001 par value)                 1,016,700               15,854,773              1,010,552            749,004
Net asset value, offering and redemption
  price per share                                       $10.12                   $12.49                  $9.97             $11.47



                                                                                    MONEY
                                                              INCOME                MARKET
                                                               FUND                 FUND
--------------------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market
    (cost $135,945,126; $19,778,451;
    $13,200,603; $10,072,193; $9,502,194;
    $184,065,032; $9,879,668; $6,544,354;
    $93,926,571 and $0 respectively)                        $91,429,392           $     --
  Short-term investments
   (at amortized cost)                                       11,420,534           6,197,659
  Cash                                                               --               6,665
  Foreign currency (cost $0; $0; $0; $0; $0
    $639,311; $71,895; $151,579; $0 and $0,
    respectively)                                                     --                --
  Receivable for investments sold                              1,624,474                --
  Income receivables                                           1,044,927            11,495
  Receivable for fund shares sold                                     --                --
  Variation margin receivable                                         --                --
--------------------------------------------------------------------------------------------
    TOTAL ASSETS                                             105,519,327         6,215,819
--------------------------------------------------------------------------------------------
LIABILITIES
  Distributions payable to shareholders                           65,127             3,446
  Payable for investments purchased                            9,970,372               --
  Payable for fund shares redeemed                                80,000           475,000
  Payable to GEIM                                                 22,479             1,296
  Payable to Custodian                                                --                --
  Current country taxes payable                                       --                --
  Deferred country taxes payable                                      --                --
--------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                         10,137,978           479,742
--------------------------------------------------------------------------------------------
NET ASSETS                                                   $95,381,349        $5,736,077
--------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital paid in                                            $98,833,923        $5,736,106
  Undistributed (overdistributed)
    net investment income                                        (11,058)               (2)
  Accumulated net realized gain (loss)                         (944,337)               (27)
  Net unrealized appreciation/
   (depreciation) on:
    Investments                                               (2,497,179)               --
    Futures                                                         --                  --
    Foreign currency related transactions                           --                  --
--------------------------------------------------------------------------------------------
NET ASSETS                                                   $95,381,349         $5,736,077
--------------------------------------------------------------------------------------------
Shares outstanding ($.001 par value)                           9,971,198          5,736,106
Net asset value, offering and redemption
  price per share                                                  $9.57              $1.00



----------
See Notes to Financial Statements.

48 & 49

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                   MID-CAP
                                                    U.S.                S&P 500          MID-CAP            VALUE
                                                   EQUITY                INDEX            GROWTH            EQUITY
                                                   FUND                  FUND             FUND               FUND*
-------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  INCOME:
    Dividends                                    $1,805,570           $334,249           $100,934           $113,110
    Interest                                        146,275             52,381             68,484             17,676
    Less: Foreign taxes withheld                    (10,809)            (3,354)              (680)              --
  TOTAL INCOME                                    1,941,036            383,276            168,738            130,786
-------------------------------------------------------------------------------------------------------------------------
  EXPENSES:
    Advisory and administration fees                596,183             38,140             85,788             51,327
    Trustees' fees                                    5,718              1,033                660                310
-------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                                    601,901             39,173             86,448             51,637
-------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME                           1,339,135            344,103             82,290             79,149
-------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON:
   Investments                                   11,225,546            336,526            113,400           (104,964)
   Futures                                           99,806            267,376             44,325               --
   Written options                                     --                 --                 --                 --
   Foreign currency related
     transactions                                    (1,595)              --                   (5)              --
INCREASE (DECREASE) IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
   Investments                                   19,783,406          4,769,033          1,779,982           (104,470)
   Futures                                          (72,032)           (17,200)           (15,651)              --
   Written options                                     --                 --                 --                 --
   Foreign currency related
     transactions                                      (274)              --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
    on investments                               31,034,857          5,355,735          1,922,051           (209,434)
-------------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                   $32,373,992         $5,699,838         $2,004,341          $(130,285)
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                       SMALL-CAP      INTERNATIONAL     EUROPE         EMERGING                       MONEY
                                      VALUE EQUITY       EQUITY         EQUITY         MARKETS         INCOME         MARKET
                                          FUND            FUND          FUND**         FUND            FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  INCOME:
    Dividends                            $66,330     $2,481,577        $170,817         $81,875         $48,283    $       --
    Interest                              15,307        207,827          14,971          10,276       4,585,258         350,445
    Less: Foreign taxes withheld            --         (298,957)        (20,843)         (9,640)           --              --
  TOTAL INCOME                            81,637      2,390,447         164,945          82,511       4,633,541         350,445
------------------------------------------------------------------------------------------------------------------------------------
  EXPENSES:
    Advisory and
     administration fees                  68,479        915,623          48,474          73,879         227,814          17,307
    Trustees' fees                           423          5,825             278             360           3,169             317
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                          68,902        921,448          48,752          74,239         230,983          17,624
------------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME                   12,735      1,468,999         116,193           8,272       4,402,558         332,821
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON:
   Investments                           196,098      6,017,035         (63,393)       (541,884)       (724,883)            (27)
   Futures                                  --             --              --              --              --              --
   Written options                          --             --              --              --            92,391            --
   Foreign currency related
     transactions                           --         (435,254)        (44,135)        (28,950)           --              --
INCREASE (DECREASE) IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
   Investments                         1,051,365     26,402,576         (39,900)      4,093,012      (4,142,188)           --
   Futures                                  --             --              --              --              --              --
   Written options                          --             --              --              --            (1,231)           --
   Foreign currency related
     transactions                           --           (2,626)            869          (1,637)           --              --
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
    gain (loss)
    on investments                     1,247,463     31,981,731        (146,559)      3,520,541      (4,775,911)            (27)
------------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM OPERATIONS         $1,260,198    $33,450,730        $(30,366)     $3,528,813       $(373,353)       $332,794
------------------------------------------------------------------------------------------------------------------------------------


*    For the period December 31, 1998 (inception) through September 30, 1999.

**   For the period January 29, 1999 (inception) through September 30, 1999.

----------
See Notes to Financial Statements.

50 & 51

STATEMENTS OF CHANGES IN NET ASSETS


----------------------------------------------------------------------------------------------------

                                                 U.S.                            S&P 500
                                                EQUITY                           INDEX
                                                FUND                             FUND
----------------------------------------------------------------------------------------------------

                                         YEAR            PERIOD            YEAR             PERIOD
                                         ENDED            ENDED           ENDED             ENDED
                                        9/30/99         9/30/98(a)        9/30/99         9/30/98(a)
----------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
   Net investment income               $1,339,135        $1,181,640       $344,103       $266,931

   Net realized gain (loss)
    on investments, futures,
    written options, and
    foreign currency related
    transactions                       11,323,757         2,418,734        603,902        (80,564)

   Net increase (decrease)
     in unrealized
     appreciation/depreciation         19,711,100         1,291,003      4,751,833      1,189,514
----------------------------------------------------------------------------------------------------
   Net increase (decrease)
     from operations                   32,373,992         4,891,377      5,699,838      1,375,881

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income               (1,388,813)          (80,261)      (320,568)       (20,501)

   Return of capital                           --              --              --             --

   Net realized gains                  (2,679,706)             --              --             --
----------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                  (4,068,519)          (80,261)      (320,568)       (20,501)
----------------------------------------------------------------------------------------------------
  Increase (decrease) in
    net assets from
    operations and distributions       28,305,473         4,811,116       5,379,270      1,355,380
----------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
   Proceeds from sale of shares        22,447,898       112,863,469         500,000     18,862,804

   Value of distributions reinvested    4,068,514            80,261         320,568          20,501

   Cost of shares redeemed             (8,394,578)       (3,202,333)        (26,849)        (52,260)
----------------------------------------------------------------------------------------------------
   Net increase(decrease)from
     share transactions                18,121,834       109,741,397         793,719      18,831,045
----------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)
    IN NET ASSETS                      46,427,307       114,552,513       6,172,989      20,186,425


NET ASSETS
  Beginning of period                114,552,513              --         20,186,425          --
----------------------------------------------------------------------------------------------------
  End of period                     $160,979,820     $114,552,513       $26,359,414     $20,186,425
====================================================================================================

UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME,
 END OF PERIOD                        $1,052,851        $1,104,124      $    270,205       $246,641
----------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES:
   Shares sold by subscription         1,718,638        11,070,334            34,868      1,862,744
   Issued for distributions
     reinvested                          349,529             7,974            26,105          2,045
   Shares redeemed                      (650,568)         (291,178)           (1,902)        (5,099)
----------------------------------------------------------------------------------------------------
Net increase (decrease)
 in fund shares                        1,417,599        10,787,130            59,071      1,859,690
====================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                              MID-CAP
                                                    MID-CAP                    VALUE                    SMALL-CAP
                                                    GROWTH                     EQUITY                  VALUE EQUITY
                                                     FUND                       FUND                       FUND
------------------------------------------------------------------------------------------------------------------------------------
                                            YEAR            PERIOD             PERIOD             YEAR            PERIOD
                                            ENDED            ENDED              ENDED            ENDED             ENDED
                                           9/30/99         9/30/98(a)         9/30/98(b)         9/30/99         9/30/98(c)
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
   Net investment income                  $  82,290         $ 64,857          $   79,149        $   12,735         $23,457

   Net realized gain (loss)
    on investments, futures,
    written options, and
    foreign currency related
    transactions                            157,720         (619,195)           (104,964)          196,098         (207,232)

   Net increase (decrease)
     in unrealized
     appreciation/depreciation            1,764,331       (1,389,457)           (104,470)        1,051,365         (759,869)
----------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
     from operations                      2,004,341       (1,943,795)           (130,285)        1,260,198         (943,644)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income                   (80,475)           (7,583)                --            (33,674)            --

   Return of capital                           --                --                  --               --               --

   Net realized gains                          --                --                  --               --               --
----------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                      (80,475)           (7,583)                --            (33,674)            --
----------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in
    net assets from
    operations and distributions         1,923,866        (1,951,378)           (130,285)        1,226,524        (943,644)
----------------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
   Proceeds from sale of shares            100,002        15,291,488          33,107,697        20,948,085      10,000,110

   Value of distributions reinvested        80,475             7,583                 --             33,670              --

   Cost of shares redeemed                     --           (139,195)        (22,795,498)      (20,977,821)             --
----------------------------------------------------------------------------------------------------------------------------
   Net increase(decrease)from
     share transactions                    180,477        15,159,876           10,312,199            3,934      10,000,110
----------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)
    IN NET ASSETS                        2,104,343        13,208,498           10,181,914        1,230,458       9,056,466

NET ASSETS
  Beginning of period                   13,208,498              --                 --            9,056,466             --
----------------------------------------------------------------------------------------------------------------------------
  End of period                        $15,312,841       $13,208,498          $10,181,914      $10,286,924      $9,056,466
============================================================================================================================

UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME,
 END OF PERIOD                            $ 59,093         $  57,283           $   79,149          $11,465        $23,457
----------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES:
   Shares sold by subscription               8,795         1,502,376            3,042,924        2,029,729      1,016,007
   Issued for distributions
     reinvested                              8,427               773                  --             3,609           --
   Shares redeemed                            --             (13,665)          (2,015,274)      (2,032,645)          --
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in fund shares                             17,222         1,489,484            1,027,650              693      1,016,007
============================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                 INTERNATIONAL                 EUROPE                   EMERGING
                                                    EQUITY                     EQUITY                    MARKETS
                                                     FUND                       FUND                      FUND
------------------------------------------------------------------------------------------------------------------------------------
                                            YEAR            PERIOD             PERIOD             YEAR            PERIOD
                                            ENDED            ENDED              ENDED            ENDED             ENDED
                                           9/30/99         9/30/98(a)         9/30/99(d)         9/30/99         9/30/98(a)
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
   Net investment income                   $1,468,999        $1,503,970        $116,193        $    8,272           $ 47,014

   Net realized gain (loss)
    on investments, futures,
    written options, and
    foreign currency related
    transactions                            5,581,781         3,833,256        (107,528)          (570,834)         (244,962)

   Net increase (decrease)
     in unrealized
     appreciation/depreciation             26,399,950       (14,900,854)        (39,031)         4,091,375        (2,302,729)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
     from operations                       33,450,730        (9,563,628)        (30,366)         3,528,813        (2,500,677)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income                  (1,386,768)           (21,580)           --               (8,870)          (22,361)

   Return of capital                           --                    --            --               (6,199)              --

   Net realized gains                     (4,011,536)                --            --                   --               --
-------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                     (5,398,304)           (21,580)           --              (15,069)          (22,361)
-------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in
    net assets from
    operations and distributions          28,052,426         (9,585,208)        (30,366)         3,513,744        (2,523,038)
-------------------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
   Proceeds from sale of shares           63,250,137        126,319,228      20,540,050               --           7,584,622

   Value of distributions reinvested       5,398,304             21,580            --               15,068            22,361

   Cost of shares redeemed               (13,140,485)        (2,341,803)    (10,430,000)              --             (20,609)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase(decrease)from
     share transactions                   55,507,956        123,999,005      10,110,050             15,068         7,586,374
-------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)
    IN NET ASSETS                         83,560,382        114,413,797      10,079,684          3,528,812         5,063,336

NET ASSETS
  Beginning of period                    114,413,797              --              --             5,063,336              --
-------------------------------------------------------------------------------------------------------------------------------
  End of period                         $197,974,179       $114,413,797     $10,079,684         $8,592,148        $5,063,336
===============================================================================================================================

UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME,
 END OF PERIOD                            $1,094,353         $1,447,353     $    72,058        $   (14,156)       $   12,029
-------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES:
   Shares sold by subscription             5,068,474         11,565,378       2,010,552                --            746,750
   Issued for distributions
     reinvested                              489,869              2,109            --                1,957             2,224
   Shares redeemed                        (1,081,713)          (189,344)     (1,000,000)               --             (1,927)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in fund shares                            4,476,630         11,378,143       1,010,552              1,957            747,047
===============================================================================================================================


---------------------------------------------------------------------------------------------------------------
                                                                                       MONEY
                                                    INCOME                             MARKET
                                                     FUND                               FUND
---------------------------------------------------------------------------------------------------------------
                                            YEAR            PERIOD              YEAR             PERIOD
                                            ENDED            ENDED              ENDED            ENDED
                                           9/30/99         9/30/98(e)          9/30/99          9/30/98(f)
---------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:

   Net investment income                  $4,402,558       $3,197,364            $332,821         $492,085

   Net realized gain (loss)
    on investments, futures,
    written options, and
    foreign currency related
    transactions                            (632,492)         916,815                 (27)              39

   Net increase (decrease)
     in unrealized
     appreciation/depreciation            (4,143,419)       1,646,240                  --               --
---------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
     from operations                        (373,353)       5,760,419             332,794          492,124
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income                  (4,410,028)      (3,199,802)           (332,862)        (492,085)

   Net realized gains                     (1,229,810)              --                  --               --
---------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                     (5,639,838)      (3,199,802)           (332,862)        (492,085)
---------------------------------------------------------------------------------------------------------------
  Increase (decrease) in
    net assets from
    operations and distributions          (6,013,191)       2,560,617                 (68)              39
---------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
   Proceeds from sale of shares           24,422,296       67,027,457                  --       32,721,555

   Value of distributions reinvested       5,608,108        3,182,314             332,504          488,997

   Cost of shares redeemed                   (80,000)      (1,326,252)         (1,698,585)     (26,108,365)
---------------------------------------------------------------------------------------------------------------
   Net increase(decrease)from
     share transactions                   29,950,404       68,883,519          (1,366,081)       7,102,187
---------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)
    IN NET ASSETS                         23,937,213       71,444,136          (1,366,149)       7,102,226

NET ASSETS
  Beginning of period                     71,444,136               --           7,102,226               --
---------------------------------------------------------------------------------------------------------------
  End of period                          $95,381,349      $71,444,136          $5,736,077       $7,102,226
===============================================================================================================

UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME,
 END OF PERIOD                              $(11,058)        $366,039                 $(2)          $   --
---------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES:
   Shares sold by subscription             2,536,572        6,692,568                  --       32,721,555
   Issued for distributions
     reinvested                              565,769          313,760             332,504          488,997
   Shares redeemed                            (8,359)        (129,112)        (26,108,365)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in fund shares                            3,093,982        6,877,216          (1,366,081)       7,102,187
===============================================================================================================


(a)  For the period November 25, 1997 (inception) through September 30, 1998.

(b)  For the period December 31, 1998 (inception) through September 30, 1999.

(c)  For the period August 3, 1998 (inception) through September 30, 1998.

(d)  For the period January 29, 1999 (inception) through September 30, 1999.

(e)  For the period November 21, 1997 (inception) through September 30, 1998.

(f)  For the period December 2, 1997 (inception) through September 30, 1998.

----------
See Notes to Financial Statements.

52 & 53

                               NOTES TO FINANCIAL STATEMENTS  SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION OF THE FUNDS

GE Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It is currently comprised of fifteen investment funds (each a "Fund" and collectively the "Funds") only ten of which have commenced operations. The ten active funds are, as follows: U.S. Equity Fund, S&P 500 Index Fund, Mid-Cap Growth Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Europe Equity Fund, Emerging Markets Fund, Income Fund and Money Market Fund. The Funds (except Money Market Fund) are presently authorized to issue two classes of shares --- the Investment Class and the Service Class. However, as of September 30, 1999, only the Investment Class has investors. The Trust expects that most of the time each fund will have relatively few shareholders, (as compared with most mutual funds) but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current prospectus of the Funds).

These financial statements only represent the activities of the Investment
Class.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:


SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Trustees of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.


REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.


SECURITY LENDING

The Funds may loan securities to brokers, dealers, and financial institutions determined by GE Investment Management Incorporated ("GEIM") to be creditworthy, subject to certain limitations. The Funds receive compensation in the form of fees in addition to the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will receive any

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.


FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized or unrealized gain or loss from investments.

Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.


FINANCIAL FUTURES CONTRACTS AND OPTIONS

Each of the Funds, other than the Small-Cap Value Equity Fund and the Money Market Fund, may invest in financial futures contracts and each of the Funds, other than the Money Market Fund, may purchase and write options, subject to certain limitations. The Funds may invest in futures and options contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures, writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument. Selling futures, buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures and options on futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, know as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

                               NOTES TO FINANCIAL STATEMENTS  SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

The Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized foreign currency related transactions gains or losses. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.


INVESTMENT IN FOREIGN MARKETS

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Emerging Markets Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. At September 30, 1999, the Emerging Markets Fund has recorded an accrual in the amount of $45,599 for capital gains taxes incurred, and a deferred tax accrual of $62,228 in respect of unrealized appreciation on applicable investments in securities. These accruals are included in net realized and unrealized gain (loss) on investments in the Statements of Operations.


INCOME TAXES

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of September 30, 1999, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains to offset will not be distributed to shareholders because they would be taxable as ordinary income.

        FUND                      AMOUNT         EXPIRES
----------------------------------------------------------
Emerging Markets Fund            $375,590          2007
Mid-Cap Growth Fund               475,601          2007

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds incurred and elected to defer losses after October 31, 1998 as follows:

                               NOTES TO FINANCIAL STATEMENTS  SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

        FUND                       CURRENCY         CAPITAL
--------------------------------------------------------------------------------

U.S. Equity Fund                   $  1,581        $     --
Mid-Cap Growth Fund                       5              --
Mid-Cap Value Equity Fund                --         104,964
Small Cap Value Equity Fund              --          41,030
International Equity Fund           423,145              --
Europe Equity Fund                   44,135          56,174
Emerging Markets Fund                29,031         237,049
Income Fund                              --         878,518
Money Market Fund                        --              27

DISTRIBUTIONS TO SHAREHOLDERS

The Income Fund and Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.


INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded, net of non-reclaimable tax withholdings, on the ex-dividend date, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds amortized to call or maturity date, whichever is shorter, using the effective yield method.


EXPENSES

The Funds pay a "unitary fee" equivalent to the Funds' advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust's independent Trustees.


3. FEES AND COMPENSATION PAID TO AFFILIATES


ADVISORY AND ADMINISTRATION FEES

Compensation of GEIM for investment advisory and administrative services, is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                      Based on average daily net assets

                                    AVERAGE DAILY           ADVISORY AND
                                 NET ASSETS OF FUND      ADMINISTRATION FEES*
--------------------------------------------------------------------------------

U.S. Equity Fund                   First $25 million                   .55%
Mid-Cap                            Next $25 million                    .45%
  Growth Fund                      Over $50 million                    .35%

S&P 500
  Index Fund                       All assets                          .15%

Mid-Cap Value                      First $25 million                   .65%
  Equity Fund                      Next $25 million                    .60%
                                   Over $50 million                    .55%

Small-Cap Value                    First $25 million                   .70%
  Equity Fund                      Next $25 million                    .65%
                                   Over $50 million                    .60%

International Equity               First $25 million                   .75%
  Fund                             Next $50 million                    .65%
Europe Equity Fund                 Over $75 million                    .55%

Emerging Markets                   First $50 million                  1.05%
  Fund                             Over $50 million                    .95%

Income Fund                        First $25 million                   .35%
                                   Next $25 million                    .30%
                                   Next $50 million                    .25%
                                   Over $100 million                   .20%

Money Market                       First $25 million                   .25%
  Fund                             Next $25 million                    .20%
                                   Next $50 million                    .15%
                                   Over $100 million                   .10%

* From time to time, GEIM may waive or reimburse advisory or administrative fees paid by a Fund.

                               NOTES TO FINANCIAL STATEMENTS  SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

TRUSTEE COMPENSATION

The Funds pay no compensation to their Trustees who are officers or employees of GEIM or its affiliates. Trustees who are not such officers or employees receive an annual fee of $5,000 and an additional fee of $500 per Trustees' meeting attended in person.


4.  SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEIM, State Street Global Advisers, ("SSgA"), a division of State Street Bank and Trust Company, is the sub-adviser to the S&P 500 Index Fund; Palisade Capital Management, LLC ("Palisade") is the sub-adviser to the Small-Cap Value Equity Fund; NWQ Investment Management Company ("NWQ") is the sub-adviser to the Mid-Cap Value Equity Fund.

SSgA, Palisade and NWQ are responsible for the day-to-day portfolio management of the assets of the S&P 500 Index Fund, the Small-Cap Value Equity Fund and the Mid-Cap Value Equity Fund, respectively, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEIM and the Board.

For their services, GEIM pays SSgA, Palisade and NWQ monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective funds.


5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at September 30, 1999, were as follows:

                                                                   NET
                              GROSS            GROSS            UNREALIZED
                           UNREALIZED       UNREALIZED         APPRECIATION/
                          APPRECIATION      DEPRECIATION       (DEPRECIATION)
                          ------------      ------------       --------------

U.S. Equity Fund           $29,111,889       $8,071,218          $21,040,671
S&P 500
  Index Fund                 7,348,852        1,380,005            5,968,847
Mid-Cap
  Growth Fund                2,333,577        1,944,552              389,025
Mid-Cap Value
  Equity Fund                1,442,438        1,546,908             (104,470)
Small-Cap Value
  Equity Fund                1,009,912          718,416              291,496
International
  Equity Fund               21,638,720       10,145,865           11,492,855
Europe
  Equity Fund                  851,399          891,299              (39,900)
Emerging
  Markets Fund               2,597,788          744,611            1,853,177
Income Fund                     67,667        2,564,846           (2,497,179)

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at September 30, 1999.

                               NOTES TO FINANCIAL STATEMENTS  SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

6. OPTIONS

During the year ended September 30, 1999, the following option contracts were written:

                                                  INCOME FUND
-------------------------------------------------------------------------
                                           NUMBER
                                        OF CONTRACTS          PREMIUM
-------------------------------------------------------------------------

Balance as of September 30, 1998             3,965            $15,806

Written                                  6,716,118            107,056

Closed and Expired                      (5,439,508)           (99,066)

Exercised                               (1,280,575)           (23,796)
---------------------------------------------------------------------

Balance as of September 30, 1999                --             $   --


7. INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended September 30, 1999, were as follows:

                                 PURCHASES              SALES
--------------------------------------------------------------------

U.S. Equity Fund              $ 79,732,804        $  65,237,797
S&P 500 Index Fund               3,158,344            1,678,643
Mid-Cap Growth Fund              7,353,629            7,504,438
Mid-Cap Value Equity Fund       12,092,393            1,915,236
Small-Cap Value
  Equity Fund                   20,546,756           20,586,567
International
  Equity Fund                  126,052,285           73,266,898
Europe Equity Fund              14,729,716            4,747,796
Emerging Markets Fund            5,483,236            5,328,686
Income Fund                    198,487,093          167,493,505


8. BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a fund and the total percentage of the fund held by such shareholders at September 30, 1999 are:



                                       5% OR GREATER
                                       SHAREHOLDERS
--------------------------------------------------------------------------------
                                                 % OF          % OF FUND HELD
                                      NUMBER   FUND HELD      BY GE AFFILIATES*
--------------------------------------------------------------------------------

U.S. Equity Fund                          3         91%              12%
S&P 500 Index Fund                        1         91%              --
Mid-Cap Growth Fund                       2         94%              --
Mid-Cap Value Equity Fund                 1        100%             100%
Small-Cap Value Equity Fund               1        100%             100%
International Equity Fund                 5         96%              --
Europe Equity Fund                        1        100%             100%
Emerging Markets Fund                     2         94%              --
Income Fund                               4         96%              14%
Money Market Fund                         4        100%               8%

Investment activities of these shareholders could have a material impact on these Funds.

* Included in the 5% or Greater Shareholders percentage.

                                               REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of GE Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting GEInstitutional Funds (the "Trust") at September 30, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 12, 1999

                                                     TAX INFORMATION,  UNAUDITED
--------------------------------------------------------------------------------

During the year ended September 30, 1999, the following GE Institutional Fund paid to shareholders of record on December 15, 1998 the following long-term capital gain dividend:

Fund                                     Per Share Amount
----------------------------------------------------------
U.S. Equity Fund                             $0.01347

                                         GE INSTITUTIONAL FUNDS' INVESTMENT TEAM
--------------------------------------------------------------------------------

 PORTFOLIO MANAGERS
 U.S. EQUITY FUND
 Team led by Eugene K. Bolton

 S&P 500 INDEX FUND
 James B. May
   State Street Global Advisors

 MID-CAP GROWTH FUND
 Ralph E. Whitman, Jr.

 MID-CAP VALUE EQUITY FUND
 Jon D. Bosse
   NWQ Investment Management Company

 SMALL-CAP VALUE EQUITY FUND
 Investment Committee:
 Jack Feiler
 Martin L. Berman
 Steven E. Berman
 Richard Meisenberg
   Palisade Capital Management, L.L.C.

 INTERNATIONAL EQUITY FUND
 EMERGING MARKETS FUND
 Team led by Ralph R. Layman

 EUROPE EQUITY FUND
 Michael J. Solecki

 INCOME FUND
 MONEY MARKET FUND
 Team led by
   Robert A. MacDougall

 INVESTMENT ADVISER
 AND ADMINISTRATOR
 GE Investment Management Incorporated

 TRUSTEES
 Michael J. Cosgrove
 John R. Costantino
 Alan M. Lewis
 William J. Lucas
 Robert P. Quinn

 SECRETARY
 Matthew J. Simpson

 TREASURER
 Michael J. Tansley

 ASSISTANT TREASURER
 Michael M. D'Ambrosio

 DISTRIBUTOR
 GE Investment Distributors, Inc.
  Member NASD and SIPC

 COUNSEL
 Sutherland, Asbill & Brennan, L.L.P

 CUSTODIAN
 State Street Bank & Trust Company

 INDEPENDENT ACCOUNTANTS
 PricewaterhouseCoopers LLP

 OFFICERS OF THE INVESTMENT ADVISER

 John H. Myers, Chairman of the Board and President
 Eugene K. Bolton, EVP, Domestic Equities
 Michael J. Cosgrove, EVP, Mutual Funds
 John J. Walker, EVP, Chief Financial Officer
 Ralph R. Layman, EVP, International Equities
 Alan M. Lewis, EVP, General Counsel and Secretary
 Robert A. MacDougall, EVP, Fixed Income
 Geoffrey R. Norman, EVP, Marketing
 Don W. Torey, EVP, Alternative Investments and Real Estate

INVESTMENT ADVISER
GE INVESTMENT MANAGEMENT INCORPORATED
3003 Summer Street
Stamford, CT  06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
member NASD and SIPC
777 Long Ridge Road
Stamford, CT  06927